AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 16, 2018

File No. 333-100934
811-21250

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-effective Amendment No. 16

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940

Amendment No. 42

Allstate Life of New York Variable Life Separate Account A
(Exact Name of Registrant)

Allstate Life Insurance Company of New York
(Name of Depositor)

878 Veteran's Memorial Highway, Suite 400
Hauppauge, New York 11788
631-357-8920
(Address and Telephone Number of Depositor's Principal Offices)

CT Corporation
208 South LaSalle Street, Suite 814
Chicago, IL 60604
(312) 345-4320
(Name, Address and Telephone Number of Agent for Service)

COPIES TO:

SONYA EKART, ESQUIRE
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
2920 SOUTH 84TH STREET
LINCOLN, NE 68506

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2018, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on (date) pursuant to paragraph (a)(1) of Rule 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24 of the Investment Company Act of 1940.

Securities being offered - interests in Allstate Life of New York Variable Life Separate Account A of Allstate Life Insurance Company of New York under variable life insurance contracts.

Approximate date of proposed public offering: continuous.

Consultant Accumulator Variable Universal Life Prospectus
Flexible Premium Variable Universal Life Insurance Policies

Issued by:
Allstate Life Insurance Company of New York

In connection with:
Allstate Life of New York Variable Life Separate Account A

Street Address:
2940 S. 84th Street
Lincoln, NE 68506-4142

Mailing Address:
P.O. Box 660191
Dallas, TX 75266-0191

Telephone Number: 1-800-865-5237
Fax Number: 1-866-525-5433

This Prospectus describes information you should know before you purchase the Consultant Accumulator Flexible Premium Variable Universal Life Insurance Policy. Please read it carefully and retain it for your records.
This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy.
Effective December 31, 2008, this product is no longer being offered for sale.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is May 1, 2018.

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Table of Contents

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THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.
Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 37 of this prospectus.

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Summary

Description of the Policy and Policy Benefits
1. What is a Flexible Premium Variable Universal Life Insurance Policy?
Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a “flexible premium” policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a “variable” policy because the Death Benefit and Policy Value vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.
2. What are the Premiums for this Policy?
You have considerable flexibility as to the timing and amount of your Premiums. You have a required first year Premium for your Policy, which is based on your Policy’s Face Amount and the Insured’s age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Safety Net Premium feature (discussed below), you must pay the cumulative Safety Net Premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see “Purchase of Policy and Premiums” on page 12 and “Federal Taxes” beginning on page 31.
You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.
If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see “Federal Taxes - Modified Endowment Contracts” on page 33.
3. What is the Safety Net Premium Feature?
We agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the cumulative Safety Net Premium amount shown in your Policy. If the Insured is age 60 or less at the Issue Date, the specified period is the first twenty Policy Years. Otherwise, it runs from the Issue Date until the next Policy Anniversary after the Insured’s 80th birthday. For additional discussion, see “Purchase of Policy and Premiums - Safety Net Premium” on page 12.
When the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. For more detail please see “Lapse and Reinstatement” on page 27.
4. How is my Policy Value Determined?
Your Premiums are invested in one or more of the Sub-Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in “Fee Tables” and described them in more detail in “Charges and Deductions” on page 27. For additional discussion of your Policy Value, please see “Policy Value” on page 13.
5. What are the Investment Choices for this Policy?
The Policy currently offers multiple investment options, each of which is a Sub-Account. You may invest in up to twenty-one (21) Sub-Accounts or twenty (20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 17 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see “Risks of the Policy” on page 6 and “Transfers - Trading Limitations” on page 16.
6. How are my Premiums and Policy Value Allocated?
Before your Premiums are allocated to the Policy Value, we deduct a Premium Expense Charge of 5.25%. For more detail, see “Charges and Deductions” on page 27. The amount remaining after the deduction of the Premium Expense Charge is called the Net Premium.
When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the front cover of this Prospectus. See “Purchase of Policy and Premiums - Allocation of Premiums” on page 13.
Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial Premium to the Sub-Accounts as described

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in “Purchase of Policy and Premiums - Allocation of Premiums” on page 13. Furthermore, if outstanding requirements prevent us from placing your Policy in force, your Premiums are not allocated until you satisfy those requirements.
We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting.
7. May I Transfer Policy Value Among the Sub-Accounts and the Fixed Account?
You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at 1-800-268-5619. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers.
In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see “Transfers - Dollar Cost Averaging” on page 15.
8. What are the Death Benefit Options?
While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy’s Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy’s Face Amount plus the Policy Value on the Insured’s date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see “Policy Loans” on page 24 and “Death Benefits and Optional Insurance Benefits” on page 21.
9. How is the Death Benefit paid?
While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of one sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased, if for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.
10. Can I Increase or Decrease my Policy’s Face Amount?
Yes, you have considerable flexibility to increase or decrease your Policy’s Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $100,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see “Death Benefits and Optional Insurance Benefits - Change to Face Amount” on page 22. In addition, modifying your Policy’s Face Amount might have tax ramifications. For an additional discussion, please see “Federal Taxes” on page 31.
11. Do I have Access to the Value of my Policy?
Yes. You may surrender your Policy at any time for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first nine Policy Years and the first nine years following an increase to the Face Amount. For more information concerning the calculation of surrender charges, see “Charges and Deductions - Surrender Charge” on page 29.
You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $500. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000. For more detail, see “Surrenders and Withdrawals” on page 25.
Surrenders and withdrawals may have tax consequences. For an additional discussion, please see “Risks of the Policy” on page 6 and “Federal Taxes - Taxation of Policy Benefits” on page 32.
12. May I Take out a Policy Loan?
You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. For more detail, see “Policy Loans” on page 24.
13. Can I Exchange my Policy?
During the first 24 months after your Policy is issued, or the first two years after an increase in the Face Amount, if your Policy remains in force, you may exchange or amend your Policy to convert it to a non-variable universal life insurance policy without submitting proof of insurability. We will accomplish the conversion by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Subaccounts. Charges under the amended Policy will be based on the same

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risk classification as the Policy. We will not charge you for this conversion. In addition, if at any time we make a material change to the investment policy of the separate account, you may exchange your Policy. We will notify you in writing of any such change and your exchange rights and you will have 60 days thereafter to execute a plan exchange.
14. Can I Cancel my Policy?
You may cancel your Policy by returning it to us within 10 days after you receive it. We refund the Premium paid. Your Policy contains specific information about your free-look rights. For more information, see “Cancellation and Conversion Rights - Free-Look Period,” on page 27.
Risks of the Policy
1. Is my Policy Value Guaranteed?
Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Safety Net Premium feature. The value of your Policy fluctuates with the performance of the investment options you choose. Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy. For more detail, please see “The Portfolios and Associated Risks” on page 7 and “Investment and Fixed Account Options” on page 17. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.
2. Is this Policy Suitable for Short-Term Savings?
No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.
3. Can my Policy Lapse?
Your Policy could terminate if the value of your Policy becomes too low to support the Policy’s monthly charges and the Safety Net Premium feature is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See “Lapse and Reinstatement” on page 27. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See “Federal Taxes” on page 31.
4. Are There Risks Involved with Specialized Uses of the Policy?
Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long‑term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See “Federal Taxes” on page 31.
5. What are the Limitations on Withdrawal?
After the first Policy Year, withdrawals are permitted. As noted above, the minimum withdrawal amount permitted is $500, and maximum partial withdrawal amounts may not reduce the Face Amount below $25,000. While the surrender charge does not apply to partial withdrawals, we impose a $10 service fee on each withdrawal. Please note that withdrawals reduce your Policy’s Death Benefit, See “Partial Withdrawals” on page 25. In addition, withdrawals may have tax consequences. See “Federal Taxes” on page 31.
6. What are the Limitations on Transfer?
We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 in certain circumstances. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See “Transfers - Market Timing and Excessive Trading” on page 16 and “Transfers - Trading Limitations” on page 16.
7. What are the Limitations or Charges on Surrender of the Policy?
You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in “Charges and Deductions-Surrender Charge” on page 29. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value. In addition, the surrender of your Policy may have tax consequences. See “Federal Taxes” on page 31.
8. What are the Risks of Taking a Policy Loan?

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Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a Modified Endowment Contract for tax purposes, taking a Policy Loan may have tax consequences. See “Federal Taxes - Modified Endowment Contracts” on page 33.
9. What are the Tax Consequences of Buying this Policy?
Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59½. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see “Federal Taxes” on page 31.
The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.
The Portfolios And Associated Risks
1. What is a Portfolio?
Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”) or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 17.
2. What are the Risks of the Portfolios?
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio’s investment policies and a comprehensive statement of each Portfolio’s risks may be found in its Prospectus. For additional information, please see “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 17.
3. How can I Learn More about the Portfolios?
You should read the Portfolios’ current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios’ Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.

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Fee Tables
The following tables describe the fees and expenses that you pay when buying, owning and surrendering the Policy. The first table describes the maximum fees and expenses that you pay at the time that you buy or surrender the Policy or transfer cash value between investment options.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge	When you pay a Premium.	5.25% of the Premium amount.

Surrender Charge (per $1000 of Face Amount) (1)	When you surrender your Policy during the first 9 Policy Years.

Minimum and Maximum Initial Surrender Charge:		Minimum: $3.32 per $1000. Maximum: $46.51 per $1000

Initial Surrender Charge for 45 year-old male non-smoker, $120,000 Face Amount		$19.31 per $1000.

Transfer Fee (2)	Second and each subsequent transfer in each calendar month.	$10.00 maximum; $0 current

Partial Withdrawal Service Fee	When you make a withdrawal.	$10.00 per withdrawal

Loan Interest (3)(4)	When you have a Policy Loan	Interest Rate on Preferred Loans 4% Interest Rate on Standard Loans 5%

(1)
The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Insured’s age at issue, sex and status as a smoker. An additional surrender charge applies to Face Amount increases.

The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)	Currently, we are waiving this fee.

(3)
When we make a Policy Loan, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. The amounts allocated to the Loan Account are currently credited with interest at 4%. For more information, see “Policy Loans” on page 24.

(4)	Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.

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The table below describes the fees and expenses that you pay periodically during the time that you own the Policy, not including the Portfolio fees and expenses. Each of these fees is calculated monthly and deducted from your Policy Value as part of the Monthly Deduction

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Minimum and Maximum COI Charge (1):		Guaranteed: Minimum: $0.06 per $1000. Maximum: $83.33 per $1000.	Current: Minimum: $0.02 per $1000. Maximum: $31.99 per $1000

Minimum & Maximum COI Charge for a 45-year old Male Non-Smoker, $120,000 Face Amount		Guaranteed: Minimum: $0.29 per $1000. Maximum: $83.33 per $1000.	Current: Minimum: $0.23 per $1000. Maximum: $20.96 per $1000.

Administrative Expense Charge (per $1000 Initial Face Amount) (2)	Monthly during the first 10 Policy years	Minimum Annual Rate: $0.25 per $1000	Maximum Annual Rate: $2.50 per $1000

Administrative Expense Charge for a 45-year old Male Non-Smoker, $120,000 Face Amount	Monthly during the first 10 Policy years	Annual rate of : $0.96 per $1,000

Policy Fee	Monthly	Guaranteed: $10.00

Mortality and Expense Risk Charge (as a percentage of total monthly Sub-Account Value) (3)	Monthly	Annual Rate for Policy Years 1-10: 0.55%.	Annual Rate for Policy Years 11+: 0.15%

(1)
The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured’s circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see “Charges and Deductions” on page 27.

The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)	The monthly Administrative Expense Charge is 1/12 the annual rate. The maximum monthly rate for the Administrative Expense Charge is $0.21. The minimum monthly rate is $0.02.

(3)	The monthly mortality and expense risk charge is 0.046% for the first 10 Policy Years and 0.012% thereafter.
We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.

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OPTIONAL BENEFIT CHARGES
Currently, we are offering the following optional riders. The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction. You may not be eligible for all optional Riders shown below. The benefits provided under each rider are summarized in “Optional Insurance Benefits” beginning on page 23 below:

Optional Benefit	When Charge is Deducted	Amount Deducted

CHILDREN’S LEVEL TERM RIDER (per $1,000 unit of coverage	Monthly	$0.50 per unit

ACCIDENTAL DEATH BENEFIT RIDER (per $1,000 of benefit amount) (1)	Monthly

Minimum and maximum COI Charge:		Minimum COI: $0.02917 per $1,000 Maximum COI: $0.13083 per $1,000

Minimum and maximum COI Charge for a 45-year old male Non-Smoker, $120,000 face amount:		Minimum COI: $0.07000 per $1,000 Maximum COI: $0.13083 per $1,000

CONTINUATION OF PREMIUM RIDER (per $100 of benefit amount) (2)	Monthly

Minimum and maximum COI Charge:		Minimum COI: $0.23000 per $100 Maximum COI: $1.54000 per $100

Minimum and maximum COI Charge for a 45-year old male Non-Smoker, $120,000 face amount:		Minimum COI: $0.53 per $100 Maximum COI: $0.53 per $100

ADDITIONAL INSURED RIDER (per $1,000 of benefit amount) (3)	Monthly

Minimum and maximum COI Charge:		Guaranteed: Minimum COI: $0.05750 per $1,000 Maximum COI: $83.33333 per $1,000

Current: Minimum COI: $0.01833 per $1,000 Maximum COI: $33.67500 per $1,000

Minimum and Maximum COI Charge for a 45-year old male Non-Smoker, $120,000 face amount:		Current: Minimum COI: $0.05750 per $1,000 Maximum COI: $83.33333 per $1,000

Current: Minimum COI: $0.23216 per $1,000 Maximum COI: $22.06250 per $1,000

PRIMARY INSURED TERM INSURANCE BENEFIT RIDER (per $1,000 of benefit amount (4)	Monthly

Minimum and Maximum COI Charge:		Guaranteed: Minimum COI: $0.05750 per $1,000 Maximum COI: $83.33333 per $1,000

Current: Minimum COI: $0.01900 per $1,000 Maximum COI: $25.25583 per $1,000

Minimum and Maximum COI Charge for a 45-year old male Non-Smoker, $120,000 face amount:		Guaranteed: Minimum COI: $0.05750 per $1,000 Maximum COI: $83.33333 per $1,000

Current: Minimum COI: $0.06167 per $1,000 Maximum COI: $17.03083 per $1,000

ACCELERATED DEATH BENEFIT RIDER (5)	N/A	N/A

OVERLOAN PROTECTION RIDER (6)	N/A	N/A

(1)
The applicable charge depends on the Insured’s age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

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(2)
The applicable charge depends on the Insured’s sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(3)
The applicable charge depends on the Additional Insured’s age, sex and underwriting status when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(4)
The applicable charge depends on the Insured’s age at issue, sex and underwriting status. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(5)	There is no additional cost for this Rider. The Accelerated Death Benefit Rider may be added to your Policy at any time.

(6)
The Overloan Protection Rider is available only for policies applied for on or after August 27, 2007. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted.

Portfolio Annual Expenses (as a percentage of Portfolio average daily net assets)
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. Advisors and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios’ expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio’s fees and expenses appears in the prospectus for each Portfolio.
Portfolio Total Annual Operating Expenses

	Minimum	Maximum
Total Annual Portfolio Operating Expenses(1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or services (12b-1) fees, and other expenses)	0.10%	2.22%

(1)	Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2017 .

11 PROSPECTUS

Purchase of Policy and Premiums
Application for a Policy. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. We generally do not issue Policies to insure people who are older than age 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law.
We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your Policy in force, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all requirements have been met.
If you pay a Premium with your application and your requested Face Amount is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Deduction Days, Policy Months, and Policy Years.
Premium Payments. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.
After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in “Federal Taxes” beginning on page 31. Premiums must be sent to us at the address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.
Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.
Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the “Safety Net Premium” discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid. Paying planned periodic Premiums can also help to keep your Policy in force if your planned Premium payments are at least as great as the Safety Net Premium amount.
Premium Limits. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.
Paying too much Premium also could cause your Policy to be treated as a “modified endowment contract” for federal income tax purposes. See “Modified Endowment Contract” at page 13 below for more information.
Safety Net Premium. The Safety Net Premium feature can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value. If the Insured is age 60 or under at the Issue Date, the specified period is the first twenty Policy Years. Otherwise, the specified period runs until the Policy Anniversary after the Insured’s 80th birthday.
Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due. For additional discussion of lapse, please see “Lapse and Reinstatement” on page 27. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.

12 PROSPECTUS

During the first Policy Year, the Safety Net Premium amount equals the required Premium. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount.
If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, the Safety Net Premium guarantee ends. We will notify you and you will be given 61 days to satisfy any shortfall. If such payments are not made during this period, the Safety Net Premium provision will terminate. Once the Safety Net Premium guarantee terminates, you cannot reinstate it and your Policy stays in force only as long as the Net Surrender Value is sufficient to pay the Monthly Deductions. For more detail about the circumstances in which the Policy will lapse, see “Lapse and Reinstatement” on page 27.
Modified Endowment Contracts. Under certain circumstances, a Policy could be classified as a “modified endowment contract,” which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in “Federal Taxes - Modified Endowment Contracts.”
Your Policy could be a modified endowment contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy becoming a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.
Your Policy will be a modified endowment contract if it is issued to replace a modified endowment contract issued by another insurer. Payment of additional Premium in connection with a replacement also could cause your Policy to become a modified endowment contract. For more information, please consult your tax advisor, and see “Replacement of Modified Endowment Contracts” in the SAI.
Allocation of Premiums. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages, until you give us new allocation instructions.
Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may waive this limit.
We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it at the Home Office. If there are outstanding requirements when we issue the Policy, which prevent us from placing your Policy in force, your Premiums are not allocated until all requirements are satisfied. We do not credit earnings or interest before the Issue Date.
We are required to return your Premium if you cancel your Policy during the “free-look” period. Currently, we allocate any Premium received before the end of the free-look period as described above. In the future, however, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected or to the Fixed Account until after the “free-look” period; in the interim, we allocate your Premiums to the Fixed Account. For more information, please see “Cancellation and Conversion Rights” on page 27.

Policy Value

General. Your Policy Value is the sum of the value of your Accumulation Units in the Sub-Accounts you have chosen, plus the value of your interest in the Fixed Account, plus your Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.
On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the SAI.
We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date and we are open for business. Otherwise, we make that determination on the next succeeding day that is a Valuation Date and a date on which we are open for business. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in “Allocation of Premiums” above.

13 PROSPECTUS

Accumulation Units. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account’s Accumulation Unit Value on the Valuation Date when the allocation occurs.
Accumulation Unit Value. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.
The Net Investment Factor for each Sub-Account is (1) divided by (2), where:

(1)
equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and

(2)	is the net asset value per share of the Portfolio held in the Sub-Account at the end of the last prior Valuation Period.
Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.
Written Requests and Forms in Good Order. Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.
Postponement of Payments. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit proceeds, in the following circumstances: (i) whenever the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the Securities and Exchange Commission ("SEC"), so that disposal of the Separate Account’s investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.
In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 10 days, we add interest at our current rate from the time you asked for the Surrender Value.

Transfers

General. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount. We may set a minimum transfer amount in the future. In the future, we may charge you the transfer fee described on page 30, although currently we are waiving it.
You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.
Generally, we only make transfers on days when the NYSE and we are open for business. See “Policy Value” on page 13. If we receive your request on a day when the NYSE or we are not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE and we are open.
Special requirements apply to transfers from the Fixed Account. You may transfer one sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date and each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.
The maximum amount which may be transferred as one sum or as Portfolio Rebalancing transfers from the Fixed Account during a Policy Year usually is: (i) 30% of the Fixed Account balance on the most recent Policy Anniversary; or (ii) the largest total amount transferred from the Fixed Account in any prior Policy Year. You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.
This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.

14 PROSPECTUS

In addition, you may transfer 100% of the Fixed Account balance in one sum to the Sub-Account(s), if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you. The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.
Transfers Authorized by Telephone. You may make transfers by telephone. Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.
We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.
Dollar Cost Averaging. Under our automatic Dollar Cost Averaging program, while the Policy is in force, you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing to up to twenty-one options, including other Sub-Accounts or the Fixed Account. The interval between transfers may be monthly, quarterly or annually, at your option. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after your Issue Date. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see “Transfers — General” on page 14 for a discussion of these restrictions.
The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.
Portfolio Rebalancing. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account’s investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums, back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your desired allocation among the investment options.
You may choose to rebalance monthly, quarterly, semi‑annually or annually. We do not charge a transfer fee for Portfolio Rebalancing. No more than twenty-one (21) Sub-Accounts, or twenty (20) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.
You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of the Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.

15 PROSPECTUS

Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.
If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.
Market Timing & Excessive Trading The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Sub-Account may experience the adverse effects of market timing and excessive trading described above.
Trading Limitations. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

•
we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

•
we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

•	the total dollar amount being transferred, both in the aggregate and in the transfer request;

•
the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);

•
whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Sub-Accounts);

•	whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

•	the investment objectives and/or size of the Sub-Account’s underlying Portfolio.
We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus accounts at intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will

16 PROSPECTUS

restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
Agreements to Share Information with Funds. Under the Investment Company Act of 1940, Allstate Life Insurance Company of New York (“Allstate New York”) has entered into information sharing agreements with each of the fund companies whose funds are offered under the Policy. Policy Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Allstate New York’s trading policy. Under these agreements, Allstate New York is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner’s transactions if the fund determines that the Policy Owner has violated the fund's frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy value to the fund.
Short Term Trading Fees. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.

Investment and Fixed Account Options

The Sub-Accounts and the Portfolios. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.
Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.
Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.
We have briefly described the Portfolios below. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a Prospectus for a Portfolio, contact us and we will send you a copy.

17 PROSPECTUS

Sub-Accounts	Investment Objective	Investment Advisor
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. American Franchise Fund - Series I	To seek capital growth.	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series I	Long-term growth of capital.
Invesco V.I. Government Securities Fund - Series I	Total return comprised of current income and capital appreciation.
Invesco V.I. Growth and Income Fund - Series I	Seeks long-term growth of capital and income.
Invesco V.I. High Yield Fund - Series I	Total return comprised of current income and capital appreciation.
Invesco V.I. Mid Cap Core Equity Fund - Series I	Long-term growth of capital.
Invesco V.I. Mid Cap Growth Fund - Series II	To seek capital growth.
Invesco V.I. Value Opportunities Fund - Series I	Long-term growth of capital.
THE ALGER PORTFOLIOS
Alger Capital Appreciation Portfolio - Class I-2	Long-term capital appreciation.	Fred Alger Management, Inc.
Alger Large Cap Growth Portfolio - Class I-2	Long-term capital appreciation.
Alger Mid Cap Growth Portfolio - Class I-2	Long-term capital appreciation.
DEUTSCHE VARIABLE SERIES II
Deutsche Global Income Builder VIP - Class A	To maximize income while maintaining prospects for capital appreciation.	Deutsche Investment Management Americas Inc.
DEUTSCHE INVESTMENTS VIT FUNDS
Deutsche Equity 500 Index VIP - Class A	To replicate as closely as possible before deduction of expenses, performance of the S&P 500 Index which emphasizes stocks of large U.S. companies.	Deutsche Investment Management Americas Inc.
Deutsche Small Cap Index VIP - Class A	To replicate as closely as possible before deduction of expenses, performance of the Russell 2000 Index which emphasizes stocks of small U.S. companies.
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP Asset Manager Portfolio - Initial Class	To obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity Management & Research Company (FMR)
Fidelity® VIP Contrafund® Portfolio - Initial Class	Long-term capital appreciation.
Fidelity® VIP Equity-Income Portfolio - Initial Class
Reasonable Income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Government Money Market Portfolio - Initial Class	As high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP Growth Portfolio - Initial Class	To achieve capital appreciation.
Fidelity® VIP Index 500 Portfolio - Initial Class	Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	As high a level of current income as is consistent with the preservation of capital.
Fidelity® VIP Overseas Portfolio - Initial Class	Long-term growth of capital.
ALPS VARIABLE INVESTMENT TRUST (1)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.	ALPS Advisors, Inc.
Morningstar Balanced ETF Asset Allocation Portfolio Class I	Capital appreciation and some current income.
Morningstar Conservative ETF Asset Allocation Portfolio Class I	Current income and preservation of capital.
Morningstar Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	Current income and capital appreciation.

18 PROSPECTUS

Sub-Accounts	Investment Objective	Investment Advisor
JANUS ASPEN SERIES
Janus Henderson Mid Cap Value Portfolio - Service Shares	Capital appreciation.	Janus Capital Management LLC
Janus Henderson Balanced Portfolio - Service Shares	Long-term capital growth, consistent with preservation of capital and balanced by current income.
Janus Henderson Forty Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Global Research Portfolio - Service Shares	Long-term growth of capital.
Janus Henderson Overseas Portfolio - Service Shares	Long-term growth of capital.
LAZARD RETIREMENT SERIES , INC.
Lazard Retirement Emerging Markets Equity Portfolio	Long-term capital appreciation.	Lazard Asset Management LLC
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
ClearBridge Variable Large Cap Value Portfolio - Class I (2)(3)	Long-term growth of capital as its primary objective. Current income as a secondary objective.	Legg Mason Partners Fund Advisor, LLC
LEGG MASON PARTNERS VARIABLE INCOME TRUST
Western Asset Variable Global High Yield Bond Portfolio - Class I	Seeks to maximize total return.	Legg Mason Partners Fund Advisor, LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® New Discovery Series - Initial Class	Seeks capital appreciation.
MFS® Total Return Series - Initial Class	Seeks total return.
MFS® Utilities Series - Initial Class (4)	Seeks total return.
MFS® Value Series - Initial Class (5)	Seeks capital appreciation.
MFS® VARIABLE INSURANCE TRUST II
MFS® High Yield Portfolio - Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation.	Massachusetts Financial Services Company
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	Seeks capital appreciation.
OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Discovery Mid-Cap Growth Fund/VA	The fund seeks capital appreciation.	OppenheimerFunds, Inc.
Oppenheimer Global Fund/VA - Service Shares	The fund seeks capital appreciation.
Oppenheimer International Growth Fund/VA	The fund seeks capital appreciation.
Oppenheimer Main Street Small Cap Fund®/VA	Capital appreciation.
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) - Administrative Shares	Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Real Return Portfolio - Administrative Shares	Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PIMCO VIT Total Return Portfolio - Administrative Shares	Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
PUTNAM VARIABLE TRUST
Putnam VT High Yield Fund - Class IA	High current income. Capital growth is a secondary goal when consistent with achieving high current income.	Putnam Investment Management, LLC
Putnam VT International Value Fund - Class IA	Capital growth. Current income is a secondary objective.
THE RYDEX VARIABLE TRUST
Guggenheim VT Long Short Equity Fund	Long-term capital appreciation.	Guggenheim Investments
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Blue Chip Growth Portfolio - I	Long-term capital growth. Income is a secondary objective.	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio - I	A high level of dividend income and long-term capital growth primarily through investment in stocks.

19 PROSPECTUS

Sub-Accounts	Investment Objective	Investment Advisor
VANECK VIP TRUST
VanEck VIP Emerging Markets Fund - Initial Class	Long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.	Van Eck Associates Corporation
VanEck VIP Global Hard Assets Fund - Initial Class	Long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
MORGAN STANLEY VARIABLE INSURANCE FUND, INC.
Morgan Stanley VIF Growth Portfolio - Class I	Long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.	Morgan Stanley Investment Management Inc.
Morgan Stanley VIF U.S. Real Estate Portfolio - Class I	Above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

(1)
The Morningstar ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative.

(2)	Effective December 5, 2014, ClearBridge Variable Fundamental All Cap Value Portfolio - Class I was merged into ClearBridge Variable Large Cap Value Portfolio - Class I.

(3)
Effective May 1, 2018, the ClearBridge Variable Large Cap Value Portfolio - Class I changed its objective from "Long-term growth of capital with current income as a secondary objective." to "Long-term growth of capital as its primary objective. Current income as a secondary objective.".

(4)	Effective August 16, 2013, MFS® High Income Series - Initial Class was merged into MFS® Utilities Series - Initial Class.

(5)	Effective March 27, 2015, MFS® Investors Growth Stock Series - Initial Class was merged into MFS® Value Series - Initial Class.
Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of shareholders of the Portfolio. Please see the accompanying Prospectuses of the Portfolios for additional information.
We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Some of the Portfolios have been established by investment advisors, which manage retail mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after retail mutual funds, you should understand that the Portfolios are not otherwise directly related to any retail mutual fund. Consequently, the investment performance of retail mutual funds and any similarly named Portfolio may differ substantially.
Certain Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio’s Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.
Voting Rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.
In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.
If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio are voted, it can lead to a small number of shareholders determining the outcome of a proxy.
We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

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In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment advisor of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.
This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.
Additions, Deletions and Substitutions of Securities. If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.
We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

•	to operate the Separate Account in any form permitted by law;

•	to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

•	to transfer assets from one Sub-Account to another, or to our general account;

•	to add, combine, or remove Sub-Accounts in the Separate Account;

•	to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in “Charges and Deductions”; and

•
to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If we take any of these actions, we will comply with the then applicable legal requirements.
The Fixed Account. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.
You may allocate part or all of your Premiums to the Fixed Account. The Fixed Account supports our insurance and annuity obligations. Amounts allocated to the Fixed Account become part of the general assets of Allstate New York. Allstate New York invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.
We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 4%. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 4%.

Death Benefits and Optional Insurance Benefits

Death Benefits. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in “Settlement Options,” we pay the Death Benefit proceeds in one sum or under an optional payment plan.
The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Please see “Optional Insurance Benefits” beginning on page 23. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.
Death Benefit Options. You may choose one of two Death Benefit Options:
Option 1: the Death Benefit is the greater of: (a) the Face Amount of the Policy; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at

21 PROSPECTUS

Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.
Option 2: the Death Benefit is the greater of: (a) the Face Amount plus the Policy Value; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.
Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 101% at age 94 or above.
Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.
Example of Applicable Corridor Percentage. The corridor percentages are set so as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $40,000 and the Policy Value increased to $48,000 and then decreased to $34,000, the changes in Policy Value would have the following effects on the Death Benefit:

EXAMPLES	A	B

Face Amount	$100,000	$100,000
Death Benefit Option	1	1
Insured's Age	45	45
Policy Value on Date of Death	$48,000	$34,000
Applicable Corridor Percentage	215%	215%
Death Benefit	$103,200	$100,000
In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Face Amount) and $103,200 (the Policy Value at the Date of Death of $48,000, multiplied by the corridor percentage of 215%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.
In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $73,100 (the Policy Value of $34,000 multiplied by the corridor percentage of 215%).
Change to Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Deduction Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a change from Death Benefit Option 2 to Option 1. We do require such evidence satisfactory to us for a change from Option 1 to Option 2.
Change to Face Amount. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request. We do not permit a Face Amount change if the Policy is in the Grace Period.
If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $100,000. A decrease in the Face Amount affects the Safety Net Premium.
To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured’s 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.
You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases

22 PROSPECTUS

the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in “Surrender Charge” on page 29 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy’s Face Amount may have tax ramifications. For additional information, please see “Federal Taxes” on page 31.
Optional Insurance Benefits. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a rider may also increase the Safety Net Premium amount for your Policy. The riders we currently offer are described below. All of these riders may be added to your Policy at any time except the Primary Insured Rider and the Overloan Protection Rider which are only available at Policy issue. In our discretion, we may offer additional riders or stop offering a rider. The Overloan Protection Rider is available only for policies applied for on or after August 27, 2007.

•	Children’s Level Term Rider.
This rider provides for level term insurance on the Insured’s children, as defined in the rider. We provide coverage until the earlier of the child’s 22nd birthday or the Insured’s age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22. The rider may be exchanged for a new term policy on the earlier of each child’s 22nd birthday, or the Insured’s age 65. We do not require evidence of insurability to exchange the rider.

•	Accidental Death Benefit Rider
Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured’s 70th birthday; or (3) you ask to end the rider.

•	Continuation of Premium Rider.
Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

•	Additional Insured Term Rider.
This rider provides life insurance coverage on an Additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 80. Until the Additional Insured’s 75th birthday, you may exchange the rider for a new Policy on the Additional Insured’s life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

•	Primary Insured Term Rider
This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until the Insured reaches age 80. Until the Insured reaches age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until the Insured reaches age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Term Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.
Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

•	Accelerated Death Benefit Rider, Terminal Illness.
This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, not withstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:
(i) 50% of the Death Benefit as of the date the first request is paid; or
(ii) $250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.

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The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:
(i) any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;
(ii) if allowed in your state, an administrative expense charge of up to $200 for each accelerated benefit request;
(iii) pro-rata amount of any outstanding Policy Loan; and
(iv) twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.

•	Overloan Protection
If the rider benefit is elected under this rider, the Policy will not lapse even if Policy loans exceed the Surrender Value. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted. The rider benefit is only available if certain conditions are met. These conditions are;

1)	the Policy has been in force for at least 15 policy years;

2)	the Insured has attained age 75;

3)	the Death Benefit option for the Policy must be Option 1;

4)	the Policy Debt is greater than the Face Amount;

5)	the Policy Debt is more than 90% of the Surrender Value;

6)	the sum of all partial withdrawals must be at least equal to the sum of all Premiums paid;

7)	the Policy must not be a modified endowment contract (MEC) as defined by federal tax laws, and exercising the rider must not cause the Policy to become a MEC; and

8)	the Policy Debt is no more than 99.9% of the Surrender Value after the overloan protection election charge has been deducted from the Policy Value.

Policy Loans

General. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Outstanding Policy Loans and loan interest reduce the amount you may request. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.
We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in “Policy Value — Postponement of Payments.”
When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. As of May 1, 2009, we usually take the transfers from the Sub-Accounts and the Fixed Account pro rata based upon the balances of each Sub-Account and the Fixed Account. On or about August 1, 2009, all loan amounts will be transferred from the Sub-Accounts and the Fixed Account to the Loan Account in the same allocation percentages as specified for premium payments. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.
Loan Interest. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.
You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 4.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate charged for standard loans is currently 5.0% per year.
Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans. The initial surrender charge period expires when the surrender charge amount becomes zero as shown on the Policy Data pages of your policy.
Loan Repayment. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment

24 PROSPECTUS

as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.
If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled “Lapse and Reinstatement” below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax advisor for details.
Pre-Existing Loan. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.
If you transfer a Policy Loan from another insurer as part of Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example:

Transferred Policy Value	$190,000
Transferred Policy Loan	$40,000
Surrender Value	$150,000
20% of Policy Value	$38,000
Preferred Loan	$38,000
Standard Loan	$2,000
Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.
Effect on Policy Value.    A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.

Surrenders and Withdrawals

Surrenders. While your Policy is in force, you may surrender the Policy. Your Policy terminates on the day we receive your written request, or the surrender effective date requested by you, whichever is later.
The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions — Surrender Charge" below. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in one sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.
Partial Withdrawal. General. While the Policy is in force after the first Policy Year, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $500. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $25,000. We deduct a partial withdrawal service fee of $10 from your withdrawal proceeds.
We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.
You must request the partial withdrawal in writing. Your request is effective on the date received. Before we pay any partial withdrawal, you must provide us with a completed withholding form.

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Effect on Face Amount. If you have selected Death Benefit Option 1, a partial withdrawal reduces the Face Amount of your Policy as well as the Policy Value. We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.
Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the Death Benefit proceeds payable under the Policy.
Tax Consequences. The tax consequences of partial withdrawals are discussed in “Federal Taxes” below.

Settlement Options

We pay the surrender proceeds or Death Benefit proceeds under the Policy in one sum or under one of the Settlement Options that we then offer. The one sum payment may be paid in a single payment or deposited to an interest bearing account, if available. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which amount will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.
The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 3%. We may pay interest in excess of the guaranteed rate.
We currently offer the five Settlement Options described below:
Option A — Interest. We hold the proceeds, credit interest to them and pay out the funds when the person entitled to them requests.
Option B — Fixed Payments. We pay a selected monthly income until the proceeds, and any interest credits, are exhausted.
Option C — Life Income Guaranteed Period Certain. We pay the proceeds in a monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.
Option D — Joint and Survivor. We pay the proceeds in a monthly income to two payees for as long as either payee is alive. Payments stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before the second payment is due. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.
Option E — Period Certain. We pay the proceeds in monthly installments for a specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we pay the remaining guaranteed payments to a successor payee.
In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.
You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured. If at the time of the Insured’s death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.

Maturity

The Policies have no Maturity Date. Your Policy will continue after the Insured reaches age 100 as long as Net Surrender Value is sufficient to cover Monthly Deductions. Following the Insured’s 100th birthday, we will waive any cost of insurance charge, administrative expense charge, mortality and expense risk charge, or policy fee.

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Lapse and Reinstatement

Lapse and Grace Period. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Deduction Day and the Safety Net Premium feature is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period.
At least 30 days before the end of the Grace Period, we send you a notice.
The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See “Death Benefits and Optional Insurance Benefits” on page 21. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.
Reinstatement. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy’s lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date. You cannot reinstate the Policy once it has been surrendered.

Cancellation and Conversion Rights

Free-Look Period. You may cancel your Policy by returning it to us within ten (10) days after you receive it. If you return your Policy, the Policy terminates and we are required to send you the amount of your Premiums. Our current procedure is to allocate any Premium received before the end of the free-look period as described in “Allocation of Premium” above. In the future, however, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 10 days after the Issue Date. We will allocate Premiums received during that time to the Fixed Account.
Conversion. In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. We will not require evidence of insurability. We will not charge you to perform this amendment. In addition, you may convert your Policy to a non-variable universal life insurance policy if at any time the investment policy of the Separate Account should materially change. We will notify you in writing of any such change. You will have 60 days from the date of notification to exercise your conversion option.
The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.

Charges and Deductions

Premium Expense Charge. Before we allocate a Premium to the Policy Value, we subtract the Premium Expense Charge. The Premium Expense Charge equals 5.25% of all Premiums in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local premium taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.
New York does not currently have a premium tax.
Monthly Deduction. On the Issue Date and on each Monthly Deduction Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following five items:

1)	the Policy Fee;

2)	the administrative expense charge;

3)	the mortality and expense risk charge;

4)	the cost of insurance charge for your Policy; and

5)	the cost of additional benefits provided by a rider, if any.

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We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.
Policy Fee. We will never raise the monthly policy fee to more than $10.00 per month. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. The Policy Fee is waived after the Insured’s age 100.
Administrative Expense Charge. The monthly Administrative Expense Charge applies for the first 10 Policy Years. The rate is set at Policy issue. The monthly Administrative Expense Charge rates are individualized depending on the Insured’s age at Policy Issue. The maximum monthly Administrative Expense Charge is $0.2083 per $1,000 of Face Amount and the maximum annual Administrative Expense Charge is $2.4996 per $1,000 of Face Amount. This charge covers administration expenses and issuance costs. A monthly Administrative Expense Charge is determined separately for each increase in Face Amount based on the Insured’s attained age at the time of the increase. The applicable charge applies for ten years from the date of the increase. The Administrative Expense Charge is waived after the Insured’s age 100.
Mortality and Expense Risk Charge. For the first ten Policy Years, the monthly mortality and expense risk charge is calculated at an annual rate of 0.55% of the net Policy Value allocated to the Sub-Accounts. Thereafter, the annual rate is 0.15%. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Deduction Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. The Mortality and Expense Risk Charge is waived after the Insured’s Age 100.
Cost of Insurance Charge. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month. The net amount at risk is (a) – (b), where: (a) is the Death Benefit as of the current Monthly Deduction Day divided by 1.0032737; and (b) is the Policy Value as of the current Monthly Deduction Day. The cost of insurance rate is individualized depending on the Insured’s age at issue of the Policy, Policy Year, sex and payment class, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in your Policy. Please see the following example.

Example (45-Year Old Non-Smoking Male):
Face Amount	$100,000
Death Benefit Option	1
Policy Value on the Current Monthly Deduction Day	$30,000
Insured’s Attained Age	45
Corridor Percentage	215%
Death Benefit	$100,000
On the Monthly Deduction Day in this example, the Death Benefit as then computed would be $100,000, because the Face Amount ($100,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 × 215% = $64,500). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1,000 are applied to the difference in the net amount at risk of $69,674 (($100,000/1.0032737) – $30,000).
Assume that the Policy Value in the above example was $50,000. The Death Benefit would then be $107,500 (215% × $50,000), since this is greater than the Face Amount ($100,000). The cost of insurance rates in this case would be applied to the net amount at risk of $57,149 (($107,500/ 1.0032737) – $50,000).
The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction. Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decreases in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy’s death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See “Policy Value” on page 13. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.
We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured’s age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.

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We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. We charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above and further lower the current rate for Policies with a Face Amount of $1,000,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these breakpoints, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary (“1980 CSO”) Smoker and Non-Smoker Mortality Table based on the Insured’s sex and Age.
If we ever charge you a cost of insurance rate during the first five Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date we will notify you. For 60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.
Beginning on the Policy Anniversary following the Insured’s 100th birthday, we waive all cost of insurance charges, administrative expense charges, mortality and expense risk charge, and monthly policy fees.
Rider Charges. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The rider charges are summarized in the table on page 10 of this Prospectus. For a description of the optional riders, see “Optional Insurance Benefits” beginning on page 23.
Separate Account Income Taxes. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.
Portfolio Charges. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in “Fee Tables” above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.
We receive compensation from the investment advisors or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios’ shares held by corresponding Sub-Accounts. These fees also may range up to 0.25% of net assets invested in the relevant Portfolio.
Surrender Charge. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.
Initial Surrender Charge. When we issue your Policy, we determine the initial surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the Insured’s age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is age 45 when your Policy is issued, the applicable rates per thousand are as follows:

Male Non-Smoker	$19.31
Male Smoker	$23.49
Female Non-Smoker	$16.00
Female Smoker	$18.28
Accordingly, if the Insured were a male non-smoker age 45 and the Policy’s Face Amount were $100,000, the surrender charge initially would be $1,931.
The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum rates are as follows:

Male Non-Smoker	$46.06
Male Smoker	$46.51
Female Non-Smoker	$42.56
Female Smoker	$46.33
If you surrender your Policy after nine Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender

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occurs. The applicable surrender charge percentage depends on the Insured’s sex, age when your Policy was issued, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the Insured were 45 years old when your Policy was issued:

POLICY YEAR	Male, Nonsmoker Age 45	Male, Smoker Age 45	Female, Nonsmoker Age 45	Female, Smoker Age 45
1	100%	100%	100%	100%
2	100%	100%	100%	100%
3	100%	100%	100%	100%
4	85%	85%	85%	85%
5	71%	71%	71%	71%
6	57%	57%	57%	57%
7	43%	43%	43%	43%
8	29%	28%	28%	28%
9	15%	15%	14%	15%
10	0%	0%	0%	0%
Thus, in the example given above, if the Policy were surrendered during the 7th Policy Year, the surrender charge would equal [$830.33 ($1,931 × 43%)]. A different surrender charge percentage rate might apply if the Insured is older than 45 when the Policy is issued.
Surrender Charge on Increases in Initial Face Amount. If you increase the Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured’s age and smoking status at the time of the increase, rather than at the time your Policy was issued.
The surrender charge on the increase also decreases over a nine Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured’s Age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.
If you decrease the Face Amount, the applicable surrender charge remains the same.
We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.
The Premium Expense Charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the Premium Expense Charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.
We do not subtract any portion of the then applicable surrender charge from a partial withdrawal. We do, however, subtract a partial withdrawal service fee of $10 from the amount withdrawn, to cover our expenses relating to the partial withdrawal.

Transfer Fee. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.
We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

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General Policy Provisions

Beneficiaries. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.
You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.
If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.
Assignment. You may assign your Policy as collateral security. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.
Dividends. We do not pay any dividend under the Policies.

About Us

Allstate Life Insurance Company of New York. Allstate Life Insurance Company of New York is a stock life insurance company engaged in the business of writing life insurance. Our home office is located in Hauppauge, New York. Our administrative offices are located at 2940 S. 84th Street, Lincoln, NE 68506-4142; however, our mailing address is P.O. Box 660191, Dallas, TX 75266-0191. Please see also “General Information and History” in the SAI.
The Separate Account. Allstate Life of New York Variable Life Separate Account A is a segregated asset account of Allstate New York. Allstate New York owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Allstate New York other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Allstate New York’s other assets. Allstate New York is obligated to pay all amounts promised to Policy Owners under the Policies.
The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub-Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.

Federal Taxes

Introduction. The following discussion is general and is not intended as tax advice. Allstate New York makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax advisor familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.
Taxation of the Company and the Separate Account. Allstate New York is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Allstate New York and its operations form a part of Allstate New York. Therefore, the Separate Account is not taxed separately as a “Regulated Investment Company” under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies to the extent permitted by federal tax law. Under current federal tax law, Allstate New York believes that the Separate Account investment

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income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Allstate New York is legally required to accumulate and maintain in order to meet future obligations under the Policies. Allstate New York does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we incur tax associated with a Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.
Taxation of Policy Benefits. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Tax Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary’s gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.
If the Death Benefit is not received in one sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary’s income, and amounts attributable to earnings on that income (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.
If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance. Allstate New Yorkhas the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.
If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract’s death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see “Federal Taxes - Modified Endowment Contracts” on page 33.
If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured’s gross estate. Examples of incidents of ownership include the right to:

•	change beneficiaries,

•	assign the Policy,

•	revoke an assignment,

•	pledge the Policy, or

•	obtain a Policy loan.
If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.
The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.
Employer Owned Life Insurance (a.k.a. “COLI”). The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by “Employers.” Although these policies are commonly referred to as Corporate Owned Life Insurance (“COLI”), the term “Employer” includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.
Generally for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:

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•	the insured was an employee within 12 months of death;

•	proceeds are paid to the insured's beneficiary;

•	proceeds are used to buy back any equity interest owned by the insured at the time of death; or

•	the insured was a “highly compensated employee” or “highly compensated individual.”
For purposes of the COLI rules, “highly compensated employees” are:

•	more than 5% owners;

•	directors; and

•	anyone else in the top 35% of employees ranked by pay.
“Highly compensated individuals” are individuals who are:

•	more than 10% owners;

•	one of the five highest paid officers; or

•	among the highest paid 35% of all employees.
The new COLI provision also includes notice and consent requirements, and reporting requirements.
Modified Endowment Contracts. A life insurance policy is treated as a “Modified Endowment Contract” under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the “seven-pay” test of Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.
If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy’s death benefit and the addition or increase of certain riders, rate class changes, and certain changes to Death Benefit Options. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced or certain changes to Death Benefit Options occur during the first 7 years of the policy or during a “seven-pay period”, the seven-pay test will be applied as though the policy were initially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.
If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured’s death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

•	distributions made on or after the date on which the taxpayer attains age 59½;

•	distributions attributable to the taxpayer’s becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

•
any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.
Income Tax Withholding. Generally, Allstate New York is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

33 PROSPECTUS

Generally, code Section 1441 provides that Allstate New York, as a withholding agent, must withhold 30% of the taxable amounts paid to a non-resident alien not subject to FATCA. Certain payees may be subject to the Foreign Accounts Tax Compliance Act (FATCA) which would require 30% mandatory withholding for certain entities. Please see your personal tax advisor for additional information regarding FATCA. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 to certify the owners’ foreign status. Withholding on taxable distributions may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for taxable life insurance distributions.
Diversification Requirements. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Allstate New York does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Subaccount investments without being treated as owners of the underlying assets of the Separate Account.
Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty (20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.
Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
Under certain circumstances, the Tax Code may impose a generation-skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Reportable Policy Sale. The Tax Cuts and Jobs Act of 2017 included additional reporting requirements for any reportable policy sale occurring after December 31, 2017. A Reportable Policy Sale occurs when a person (buyer) acquires, directly or indirectly, a life insurance contract or any interest in such a contract with no substantial family, business, or financial relationship with the insured. The buyer is required to provide us with information related to the reportable policy sale to ensure proper reporting. The Tax Cuts and Jobs Act of 2017 also modified the transfer for value rules. The potential application of these requirements underscores the importance of seeking guidance from a qualified advisor before entering into a reportable policy sale.
Medicare Tax on Investment Income. Beginning in 2013, the 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a tax advisor about the impact of this tax on distributions from the Policy.

34 PROSPECTUS

Distribution

Allstate Distributors, L.L.C. (“ADLLC”), located at 3075 Sanders Road, Northbrook, IL 60062-7127, serves as distributor of the Policies. ADLLC, an affiliate of Allstate New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).
ADLLC does not sell Policies directly to purchasers. ADLLC enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate New York in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.
We will pay commissions to broker-dealers and banks that sell the Policies. Commissions paid vary, but we may pay up to a maximum sales commission of 5% of any additional Premiums in year 5. Registered representatives also may be eligible for a trail commission of 0.70% of Policy Value on Policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.
Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchased a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.
To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.
Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contract that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ADLLC and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.
Allstate New York does not pay ADLLC a commission for distribution of the Policies. ADLLC compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.

Legal Proceedings

There are no pending material legal proceedings to which the Separate Account or principal underwriter is a party. Allstate New York is engaged in routine lawsuits, which, in our management’s judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.

Legal Matters

All matters of New York law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under New York law, have been passed upon by Angela K. Fontana, Vice President, General Counsel and Secretary of Allstate New York.

Financial Statements

The statements of net assets of each of the individual Sub-Accounts, which comprise the Separate Account, as of December 31, 2017, and the related statements of operations for the year or period then ended and the statements of changes in net assets for each of the periods in the two year period then ended, the financial statements of Allstate Life Insurance Company of New York as of December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017, and the related financial statement schedules

35 PROSPECTUS

of Allstate Life Insurance Company of New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the Statement of Additional Information.

Cyber Security Risks
We are at risk for cyber security failures or breaches of our information and processing systems and the systems of our business partners that could have negative impacts on you.   These impacts include, but are not limited to, potential financial losses under your Policy, your inability to conduct transactions under your Policy, our inability to calculate your Policy’s values, and the disclosure of your personal or confidential information. For more information about these cyber security risks, see the SAI.

36 PROSPECTUS

Glossary of Special Terms
Please refer to this list for the meaning of the following terms:
Accumulation Unit — An accounting unit of measurement, which we use to calculate the value of a Sub-Account.
Age — The Insured’s age at his or her last birthday.
Beneficiary(ies) — The person(s) named by you to receive the Death Benefit under the Policy. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent
Death Benefit — The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.
Face Amount — The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.
Fixed Account — The portion of the Policy Value allocated to our general account.
Grace Period — A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.
Insured — The person whose life is Insured under the Policy.
Issue Date — The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.
Loan Account — An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.
Maturity Date — The Policy does not have a Maturity Date.
Monthly Automatic Payment — A method of paying a Premium each month automatically, for example by bank draft or salary deduction.
Monthly Deduction — The amount deducted from Policy Value on each Monthly Deduction Day for the policy fee, administrative expense charge, mortality and expense risk charge, cost of insurance charge, and the cost of any benefit riders.
Monthly Deduction Day — The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.
Net Death Benefit — The Death Benefit, less any Policy Debt.
Net Investment Factor — The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.
Net Policy Value — The Policy Value, less any Policy Debt.
Net Premium — The Premium less the Premium Expense Charge.
Net Surrender Value — The Policy Value less any applicable surrender charges and less any unpaid Policy Debt. The Net Surrender Value must be positive for the Policy to remain in effect, unless the Safety Net Premium feature is in effect.
Policy Anniversary — The same day and month as the Issue Date for each subsequent year the Policy remains in force.
Policy Debt — The sum of all unpaid Policy loans and accrued loan interest.
Policy Month — A one month period beginning on the same day of the month as the issue date of the policy.
Policy Owner (“You” “Your”) — The person(s) having the rights and privileges of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.
Policy Value — The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.
Policy Year — Each twelve-month period beginning on the Issue Date and each Policy Anniversary.
Portfolio(s) — The underlying mutual funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.
Premium — Amounts paid to us as premium for the Policy by you or on your behalf.

37 PROSPECTUS

SAI — Statement of Additional Information, which is attached to and incorporated by reference in this Prospectus.
Safety Net Premium — A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy loans made by you, are at least as great as the monthly Safety Net Premium amount times the number of months since the Issue Date.
Separate Account — The Allstate Life of New York Variable Life Separate Account A, which is a segregated investment account of Allstate New York.
Sub-Account — A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.
Surrender Value — The Policy Value less any applicable surrender charges.
Tax Code — The Internal Revenue Code of 1986, as amended.
Valuation Date — Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.
Valuation Period — The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.
We, Us, Our — Our company, Allstate Life Insurance Company of New York, sometimes referred to as “Allstate New York.”
You, Your — The person having the rights and privileges of ownership in the Policy.

38 PROSPECTUS

Where You Can Find More Information
You can call us at 1-800-268-5619 to ask us questions, to request information about the Policy, and to obtain copies of the SAI, personalized illustrations or other documents. You also can write to us at the address given on the first page of this Prospectus.
We have filed an SAI with the SEC. The current SAI is dated May 1, 2018. The SAI contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the SAI upon request, by writing us or calling at the number given above. You should read the SAI because you are bound by the terms contained in it.
We file reports and other information with the SEC. You may read and copy any document we file with the SEC, including the SAI, at the SEC’s public reference room in Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for information on the operation of the public reference room.
Our SEC reports and other information about us are also available to the public at the SEC’s web site at http://www.sec.gov. Copies of any of the information filed with the SEC may be obtained upon payment of a duplicating fee by writing the SEC’s Public Reference Section, 100 F Street NE, Room 1580, Washington, DC 20549-2000.
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
through its Allstate Life of New York Variable Life Separate Account A
1940 Act File No. 811-21250
1933 Act File No. 333-100934

39 PROSPECTUS

FIN449NY-15

STATEMENT OF ADDITIONAL INFORMATION
CONSULTANT ACCUMULATOR FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

DATE OF STATEMENT OF ADDITIONAL INFORMATION:
May 1, 2018

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
DEPOSITOR: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

This Statement of Additional Information is not a prospectus. Please review the Prospectus, which contains information concerning the Policies described above. You may obtain a copy of the Prospectus without charge by calling us at
1-800-865-5237 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the
Prospectus.

Allstate Life Insurance Company of New York
P.O. Box 660191
Dallas, Texas 75266-0191

The Date of this Statement of Additional Information
and of the related Prospectus is May 1, 2018

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

Description of Allstate Life Insurance Company of New York

State Regulation of Allstate New York

Allstate Life of New York Variable Life Separate Account A

EXPERTS

ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts

Computation of Policy Value

Transfers Authorized by Telephone

GENERAL POLICY PROVISIONS

Statements to Policy Owners

Limit on Right to Contest

Suicide

Misstatement as to Age and Sex

DISTRIBUTOR

DISTIBUTION OF THE POLICY

FINANCIAL STATEMENTS

CYBER SECURITY RISKS

GENERAL INFORMATION AND HISTORY
Description Of Allstate Life Insurance Company of New York. Allstate Life Insurance Company of New York ("ALLSTATE NEW YORK") is the issuer of the Policy. Allstate New York is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York.
Allstate New York is currently licensed to operate in New York and several other jurisdictions. We intend to offer the Policy only in New York. Our headquarters is located at 878 Veteran's Memorial Highway, Suite 400, Hauppauge, NY 11788-5107. Our service center is located in Lincoln, Nebraska (mailing address: on the first page of the prospectus).
Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company ("ALLSTATE LIFE"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of the directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.
State Regulation of Allstate New York. We are subject to the laws of New York State and regulated by the New York State Insurance Department. Every year we file an annual statement with the Insurance Department covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the New York State Insurance Department to verify our contract liabilities and reserves.
We also are examined periodically by the National Association of Insurance Commissioners. Our books and records are subject to review by the New York State Insurance Department at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.
Allstate Life of New York Variable Life Account A. Allstate New York established the Allstate Life of New York Variable Life Separate Account A on December 15, 1995. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Allstate New York.
EXPERTS
The financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York and the financial statements of the sub-accounts of Allstate Life of New York Variable Life Separate Account A included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY
Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.
Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Subaccount will equal:

(1)	The total value of your Accumulation Units in the Subaccount; plus

(2)	Any Net Premium received from you and allocated to the Subaccount during the current Valuation Period; plus

(3)	Any Policy Value transferred to the Subaccount during the current Valuation Period; minus

(4)	Any Policy Value transferred from the Subaccount during the current Valuation Period; minus

(5)	Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Subaccount during the current Valuation Period; minus

(6)	The portion of any Monthly Deduction allocated to the Subaccount during the current Valuation Period for the Policy Month following the Monthly Deduction Day.
On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:

(1)	Any Net Premium allocated to it, plus

(2)	Any Policy Value transferred to it from the Subaccounts; plus

(3)	Interest credited to it; minus

(4)	Any Policy Value transferred out of it; minus

(5)	Any amounts withdrawn by you (plus the applicable withdrawal charge); minus

(6)	The portion of any Monthly Deduction allocated to the Fixed Account.
All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.
Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.
The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and we are open for business, at that day's price.
GENERAL POLICY PROVISIONS
Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Subaccounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.
In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.
Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.
Suicide. If the Insured commits suicide within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.
Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.
DISTRIBUTOR
Allstate Distributors, LLC, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.
Allstate New York does not pay ADLLC a commission for distribution of the Policies. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including liability arising out of services we provide on the Policies.

	2015	2016	2017
======================================	=======	=======	=======
======================================	=======	=======	=======
Commission paid to ADLLC that were paid to other broker-dealers and registered representatives	0	0	0
Commission kept by ADLLC	0	0	0
Other fees paid to ADLLC for distribution services	0	0	0

DISTRIBUTION OF THE POLICY
Allstate New York offered the Policies on a continuous basis until December 31, 2008. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives may be eligible for a trail commission of 0.70% of Policy Value on Policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.
Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchased a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.
FINANCIAL STATEMENTS
The statements of net assets of each of the individual Sub-Accounts, which comprise the Separate Account, as of December 31, 2017, and the related statements of operations for the year or period then ended and statements of changes in net assets for each of the periods in the two year period ended December 31, 2017, the financial statements of Allstate Life Insurance Company of New York as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017, and the related financial statement schedules of Allstate Life Insurance Company of New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the pages that follow. The financial statements and schedules of Allstate Life Insurance Company of New York included herein should be considered only as bearing upon the ability of Allstate Life Insurance Company of New York to meet its obligations under the Policies.
CYBER SECURITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact us and our Policy Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Policy, but also with entities operating the Policy’s underlying funds and with third-party service providers to us. Cyber security failures originating with any of the entities involved with the offering and administration of the Policy may cause significant disruptions in the business operations related to the Policy. Potential impacts may include, but are not limited to, potential financial losses under the Policy, your inability to conduct transactions under the Policy and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Policy and/or the net asset value (“NAV”) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security to prevent or following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Policy may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholder of
Allstate Life Insurance Company of New York
Hauppauge, New York

Opinion on the Financial Statements
We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the “Company”), an affiliate of The Allstate Corporation, as of December 31, 2017 and 2016, and the related Statements of Operations and Comprehensive Income, Shareholder’s Equity, and Cash Flows for each of the three years in the period ended December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I-Summary of Investments Other Than Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
March 12, 2018

We have served as the Company's auditor since 1995.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

($ in thousands)	Year Ended December 31,
	2017	2016	2015
Revenues
Premiums (net of reinsurance ceded of $11,481, $11,788, and $12,362)	$90,941	$68,581	$63,218
Contract charges (net of reinsurance ceded of $7,954, $8,019, and $9,049)	76,171	76,009	74,948
Net investment income	310,695	295,845	311,244
Realized capital gains and losses:
Total other-than-temporary impairment (“OTTI”) losses	(6,263)	(20,613)	(8,131)
OTTI losses reclassified to (from) other comprehensive income	893	4,656	342
Net OTTI losses recognized in earnings	(5,370)	(15,957)	(7,789)
Sales and other realized capital gains and losses	71,702	17,596	34,907
Total realized capital gains and losses	66,332	1,639	27,118
	544,139	442,074	476,528
Costs and expenses
Contract benefits (net of reinsurance ceded of $8,055, $12,024, and $23,918)	230,493	208,403	203,594
Interest credited to contractholder funds (net of reinsurance ceded of $4,805, $4,770, and $4,545)	97,377	102,761	108,637
Amortization of deferred policy acquisition costs	16,992	16,127	16,603
Operating costs and expenses	41,829	35,374	33,357
	386,691	362,665	362,191
Income from operations before income tax (benefit) expense	157,448	79,409	114,337
Income tax (benefit) expense	(46,735)	28,008	40,977
Net income	204,183	51,401	73,360
Other comprehensive (loss) income, after-tax
Change in unrealized net capital gains and losses	(66,210)	24,554	(12,496)
Change in unrealized foreign currency translation adjustments	2,409	1,138	(1,172)
Other comprehensive (loss) income, after-tax	(63,801)	25,692	(13,668)
Comprehensive income	$140,382	$77,093	$59,692

2

See notes to financial statements
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF FINANCIAL POSITION

($ in thousands, except par value data)	December 31,
	2017	2016
Assets
Investments
Fixed income securities, at fair value (amortized cost $4,550,008 and $4,534,157)	$4,917,725	$4,872,174
Mortgage loans	629,142	614,380
Equity securities, at fair value (cost $152,163 and $208,635)	194,533	218,078
Limited partnership interests	363,237	330,303
Short-term, at fair value (amortized cost $88,799 and $92,699)	88,786	92,698
Policy loans	39,589	40,289
Other	3,106	2,580
Total investments	6,236,118	6,170,502
Cash	4,863	15,755
Deferred policy acquisition costs	146,333	137,358
Reinsurance recoverable	243,644	248,073
Accrued investment income	52,577	52,278
Reinsurance receivable from parent	—	2,014
Current income taxes receivable	—	4,787
Other assets	196,121	133,007
Separate Accounts	293,836	290,798
Total assets	$7,173,492	$7,054,572
Liabilities
Contractholder funds	$2,874,884	$3,018,733
Reserve for life-contingent contract benefits	2,348,966	2,140,888
Current income taxes payable	1,050	—
Deferred income taxes	153,726	247,652
Other liabilities and accrued expenses	92,684	88,335
Payable to affiliates, net	4,944	5,280
Reinsurance payable to parent	134	—
Separate Accounts	293,836	290,798
Total liabilities	5,770,224	5,791,686
Commitments and Contingent Liabilities (Note 11)
Shareholder’s Equity
Common stock, $25 par value, 100 thousand shares authorized, issued and outstanding	$2,500	$2,500
Additional capital paid-in	140,529	140,529
Retained income	1,117,020	938,217
Accumulated other comprehensive income:
Unrealized net capital gains and losses:
Unrealized net capital gains and losses on fixed income securities with OTTI	256	2,955
Other unrealized net capital gains and losses	323,694	222,854
Unrealized adjustment to DAC, DSI and insurance reserves	(182,805)	(43,467)
Total unrealized net capital gains and losses	141,145	182,342
Unrealized foreign currency translation adjustments	2,074	(702)
Total accumulated other comprehensive income	143,219	181,640
Total shareholder’s equity	1,403,268	1,262,886
Total liabilities and shareholder’s equity	$7,173,492	$7,054,572

3

See notes to financial statements.
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF SHAREHOLDER’S EQUITY

($ in thousands)	Year Ended December 31,
	2017	2016	2015
Common stock	$2,500	$2,500	$2,500
Additional capital paid-in	140,529	140,529	140,529
Retained income
Balance, beginning of year	938,217	886,816	813,456
Net income	204,183	51,401	73,360
Reclassification of tax effects due to change in accounting principle	(25,380)	—	—
Balance, end of year	1,117,020	938,217	886,816
Accumulated other comprehensive income
Balance, beginning of year	181,640	155,948	169,616
Change in unrealized net capital gains and losses	(66,210)	24,554	(12,496)
Change in unrealized foreign currency translation adjustments	2,409	1,138	(1,172)
Reclassification of tax effects due to change in accounting principle	25,380	—	—
Balance, end of year	143,219	181,640	155,948
Total shareholder’s equity	$1,403,268	$1,262,886	$1,185,793

4

See notes to financial statements.
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF CASH FLOWS

($ in thousands)	Year Ended December 31,
	2017	2016	2015
Cash flows from operating activities
Net income	$204,183	$51,401	$73,360
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and other non-cash items	(30,014)	(30,801)	(34,681)
Realized capital gains and losses	(66,332)	(1,639)	(27,118)
Interest credited to contractholder funds	97,377	102,761	108,637
Changes in:
Policy benefits and other insurance reserves	(17,780)	(35,690)	(39,605)
Deferred policy acquisition costs	(7,530)	(812)	992
Income taxes	(53,734)	18,344	(12,877)
Other operating assets and liabilities	(28,736)	(32,899)	(23,938)
Net cash provided by operating activities	97,434	70,665	44,770
Cash flows from investing activities
Proceeds from sales
Fixed income securities	192,227	388,051	623,613
Equity securities	125,416	72,776	1,557
Limited partnership interests	77,017	52,235	41,037
Investment collections
Fixed income securities	298,852	389,627	419,502
Mortgage loans	65,183	76,008	55,218
Investment purchases
Fixed income securities	(477,765)	(603,782)	(701,779)
Equity securities	(68,002)	(77,719)	(8,136)
Limited partnership interests	(67,015)	(73,942)	(90,929)
Mortgage loans	(78,783)	(75,979)	(175,218)
Change in short-term investments, net	3,104	(22,399)	28,915
Change in policy loans and other investments, net	1,440	(758)	(678)
Net cash provided by investing activities	71,674	124,118	193,102
Cash flows from financing activities
Contractholder fund deposits	97,287	99,341	95,437
Contractholder fund withdrawals	(274,887)	(294,277)	(347,405)
Other	(2,400)	—	—
Net cash used in financing activities	(180,000)	(194,936)	(251,968)
Net decrease in cash	(10,892)	(153)	(14,096)
Cash at beginning of year	15,755	15,908	30,004
Cash at end of year	$4,863	$15,755	$15,908

5

See notes to financial statements.
NOTES TO FINANCIAL STATEMENTS
1. General

Basis of presentation
The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the “Company”), a wholly owned subsidiary of Allstate Life Insurance Company (“ALIC”), which is wholly owned by Allstate Insurance Company (“AIC”). AIC is wholly owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the “Corporation”). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Nature of operations
The Company offers traditional, interest-sensitive and variable life insurance and voluntary accident and health insurance products to customers in the State of New York. The Company distributes its products through Allstate exclusive agencies and exclusive financial specialists, and workplace enrolling independent agents. The Company previously offered and continues to have in force fixed annuities such as deferred and immediate annuities. The Company also previously offered variable annuities and all of this business is reinsured.

The following table summarizes premiums and contract charges by product.

($ in thousands)	2017	2016	2015
Premiums
Traditional life insurance	$55,996	$52,333	$48,532
Immediate annuities with life contingencies	—	—	5
Accident and health insurance	34,945	16,248	14,681
Total premiums	90,941	68,581	63,218
Contract charges
Interest-sensitive life insurance	76,103	75,940	74,829
Fixed annuities	68	69	119
Total contract charges	76,171	76,009	74,948
Total premiums and contract charges	$167,112	$144,590	$138,166
2. Summary of Significant Accounting Policies

Investments

Fixed income securities include bonds, asset-backed securities (“ABS”), residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and redeemable preferred stocks. Fixed income securities, which may be sold prior to their contractual maturity, are designated as available for sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes and related deferred policy acquisition costs (“DAC”), deferred sales inducement costs (“DSI”) and reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income (“AOCI”). Cash received from calls and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs is reflected as a component of investment collections within the Statements of Cash Flows.

Mortgage loans are carried at unpaid principal balances, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected.

Equity securities primarily include common stocks, exchange traded funds, non-redeemable preferred stocks and real estate investment trust equity investments. Certain exchange traded funds have fixed income securities as their underlying investments. Equity securities are designated as available for sale and are carried at fair value. The difference between cost and fair value, net of deferred income taxes, is reflected as a component of AOCI.

Investments in limited partnership interests include interests in private equity funds, real estate funds, and other funds. Where the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies, investments in

6

limited partnership interests are accounted for in accordance with the cost method of accounting; all other investments in limited partnership interests are accounted for in accordance with the equity method of accounting (“EMA”).

Short-term investments, including commercial paper, U.S. Treasury bills, money market funds and other short-term investments, are carried at fair value. Policy loans are carried at unpaid principal balances. Other investments consist of derivatives. Derivatives are carried at fair value.

Investment income primarily consists of interest, dividends, income from limited partnership interests, and income from certain derivative transactions. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for ABS, RMBS and CMBS is determined considering estimated pay-downs, including prepayments, obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For ABS, RMBS and CMBS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. Accrual of income is suspended for other-than-temporarily impaired fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on investments on nonaccrual status are generally recorded as a reduction of carrying value. Income from cost method limited partnership interests is recognized upon receipt of amounts distributed by the partnerships. Income from EMA limited partnership interests is recognized based on the Company’s share of the partnerships’ earnings and unrealized gains and losses resulting from valuation changes of the underlying investments, and is generally recognized on a three month delay due to the availability of the related financial statements.

Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other-than-temporary declines in fair value, adjustments to valuation allowances on mortgage loans, periodic changes in fair value and settlements of certain derivatives including hedge ineffectiveness and valuation changes in public securities held in certain limited partnerships. Realized capital gains and losses on investment sales are determined on a specific identification basis.

Derivative and embedded derivative financial instruments

Derivative financial instruments include equity futures, options, interest rate caps, foreign currency forwards and a reinvestment related risk transfer reinsurance agreement with ALIC that meets the accounting definition of a derivative (see Note 4). Derivatives required to be separated from the host instrument and accounted for as derivative financial instruments (“subject to bifurcation”) are embedded in equity-indexed life contracts and reinsured variable annuity contracts.

All derivatives are accounted for on a fair value basis and reported as other investments, other assets, other liabilities and accrued expenses or contractholder funds. The income statement effects of derivatives, including fair value gains and losses and accrued periodic settlements, are reported either in realized capital gains and losses or in a single line item together with the results of the associated asset or liability for which risks are being managed. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in fair value of derivatives embedded in life and annuity product contracts and subject to bifurcation is reported in contract benefits or interest credited to contractholder funds. Cash flows from embedded derivatives subject to bifurcation are reported consistently with the host contracts within the Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Statements of Cash Flows.

Securities loaned

The Company’s business activities include securities lending transactions, which are used primarily to generate net investment income. The proceeds received in conjunction with securities lending transactions are reinvested in short-term investments. These transactions are short-term in nature, usually 30 days or less.

The Company receives cash collateral for securities loaned in an amount generally equal to 102% of the fair value of securities and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to repossess the securities loaned on short notice.

7

Recognition of premium revenues and contract charges, and related benefits and interest credited

Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Voluntary accident and health insurance products are expected to remain in force for an extended period and therefore are primarily classified as long-duration contracts. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized over the life of the policy in relation to premiums.

Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come primarily from investment income, which is recognized over the life of the contract.

Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the contract prior to contractually specified dates. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life contracts are generally based on an equity index, such as the Standard & Poor’s 500 Index (“S&P 500”). Interest credited also includes amortization of DSI expenses. DSI is amortized into interest credited using the same method used to amortize DAC.

Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits. All of the Company’s variable annuity business is ceded through reinsurance agreements and the contract charges and contract benefits related thereto are reported net of reinsurance ceded.

Deferred policy acquisition and sales inducement costs

Costs that are related directly to the successful acquisition of new or renewal life insurance policies are deferred and recorded as DAC. These costs are principally agents’ and brokers’ remuneration and certain underwriting expenses. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on interest-sensitive life contracts. These sales inducements are primarily in the form of additional credits to the customer’s account balance or enhancements to interest credited for a specified period which are in excess of the rates currently being credited to similar contracts without sales inducements. All other acquisition costs are expensed as incurred and included in operating costs and expenses. Amortization of DAC is included in amortization of deferred policy acquisition costs and is described in more detail below. DSI is amortized into income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds.

For traditional life and voluntary accident and health insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Assumptions used in the amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies. The Company periodically reviews the recoverability of DAC for these policies using actual experience and current assumptions. Prior to fourth quarter 2017,the Company evaluated traditional

8

life insurance products and immediate annuities with life contingencies on an aggregate basis. Beginning in fourth quarter 2017, traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance products are reviewed individually, consistent with the review of these products performed by The Allstate Corporation. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance would be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required.

For interest-sensitive life insurance, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits (“AGP”) and estimated future gross profits (“EGP”) expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life. The rate of DAC and DSI amortization is reestimated and adjusted by a cumulative charge or credit to income when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP. When DAC or DSI amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC or DSI balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the financial statements. Negative amortization is only recorded when the increased DAC or DSI balance is determined to be recoverable based on facts and circumstances. Recapitalization of DAC and DSI is limited to the originally deferred costs plus interest.

AGP and EGP primarily consist of the following components: contract charges for the cost of insurance less mortality costs and other benefits; investment income and realized capital gains and losses less interest credited; and surrender and other contract charges less maintenance expenses. The principal assumptions for determining the amount of EGP are mortality, persistency, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges. For products whose supporting investments are exposed to capital losses in excess of the Company’s expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC and DSI amortization may be modified to exclude the excess capital losses.

The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life contracts using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC or DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

The DAC and DSI balances presented include adjustments to reflect the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized capital gains or losses in the respective product investment portfolios were actually realized. The adjustments are recorded net of tax in AOCI. DAC, DSI and deferred income taxes determined on unrealized capital gains and losses and reported in AOCI recognize the impact on shareholder’s equity consistently with the amounts that would be recognized in the income statement on realized capital gains and losses.

Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing investment or life contract issued by the Company. These transactions are identified as internal replacements for accounting purposes. Internal replacement transactions determined to result in replacement contracts that are substantially unchanged from the replaced contracts are accounted for as continuations of the replaced contracts. Unamortized DAC and DSI related to the replaced contracts continue to be deferred and amortized in connection with the replacement contracts. For interest-sensitive life contracts, the EGP of the replacement contracts are treated as a revision to the EGP of the replaced contracts in the determination of amortization of DAC and DSI. For traditional life insurance policies, any changes to unamortized DAC that result from replacement contracts are treated as prospective revisions. Any costs associated with the issuance of replacement contracts are characterized as maintenance costs and expensed as incurred. Internal replacement transactions determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

Reinsurance

In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance. The Company has also used reinsurance to effect the disposition of certain blocks of business. The amounts reported as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance liabilities and contractholder funds that have not yet been paid. Reinsurance

9

recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company’s primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of its reinsurers and establishes allowances for uncollectible reinsurance as appropriate.

The Company has a reinsurance treaty with ALIC through which it primarily cedes reinvestment related risk on its structured settlement annuities. The terms of the treaty meet the accounting definition of a derivative. Accordingly, the treaty is recorded in the Statement of Financial Position at fair value. Changes in the fair value of the treaty and premiums paid to ALIC are recognized in realized capital gains and losses.

Income taxes

The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are differences in tax bases of invested assets, unrealized capital gains and losses, insurance reserves and DAC. A deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized.

Reserve for life-contingent contract benefits

The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary accident and health insurance products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. The assumptions are established at the time the policy is issued and are generally not changed during the life of the policy. The Company periodically reviews the adequacy of reserves for these policies using actual experience and current assumptions. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance would be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required. Prior to fourth quarter 2017, the Company evaluated traditional life insurance products and immediate annuities with life contingencies on an aggregate basis. Beginning in fourth quarter 2017, traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance are reviewed individually, consistent with the review of these products performed by The Allstate Corporation. The Company also reviews these policies for circumstances where projected profits would be recognized in early years followed by projected losses in later years. If this circumstance exists, the Company will accrue a liability, during the period of profits, to offset the losses at such time as the future losses are expected to commence using a method updated prospectively over time. To the extent that unrealized gains on fixed income securities would result in a premium deficiency if those gains were realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of unrealized net capital gains included in AOCI.

Contractholder funds

Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Contractholder funds primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses. Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on reinsured variable annuity contracts.

Separate accounts

Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate accounts contract obligations. Separate accounts liabilities represent the contractholders’ claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company’s Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

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Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. All of the Company’s variable annuity business was reinsured beginning in 2006.

Off-balance sheet financial instruments

Commitments to invest, commitments to purchase private placement securities and financial guarantees have off-balance sheet risk because their contractual amounts are not recorded in the Company’s Statements of Financial Position (see Note 7 and Note 11).

Adopted accounting standards

Transition to Equity Method Accounting

Effective January 1, 2017, the Company adopted new Financial Accounting Standards Board (“FASB”) guidance amending the accounting requirements for transitioning to the equity method of accounting (“EMA”), including a transition from the cost method. The guidance requires the cost of acquiring an additional interest in an investee to be added to the existing carrying value to establish the initial basis of the EMA investment. Under the new guidance, no retroactive adjustment is required when an investment initially qualifies for EMA treatment. The guidance is applied prospectively to investments that qualify for EMA after application of the cost method of accounting. Accordingly, the adoption of this guidance had no impact on the Company’s results of operations or financial position.

Application of Income Tax Guidance to Certain U.S. Tax Reform Provisions

In February 2018, the FASB issued guidance permitting reclassification of the effects of the new corporate tax rate in the Tax Cuts and Jobs Act of 2017 (“Tax Legislation”) on balances presented net of tax in AOCI. Upon enactment of the Tax Legislation in December 2017, existing accounting guidance required the revaluation of all deferred tax balances to the newly enacted tax rate by adjustment to income tax expense whereas a corresponding adjustment of the balances presented in AOCI was prohibited. The new guidance permits reclassification of the impact of the newly enacted tax rates in the Tax Legislation on balances presented net of tax in AOCI to retained income. The guidance, which may be adopted for any period for which financial statements have not yet been issued, is effective for fiscal years beginning after December 15, 2018, and may be applied retrospectively to the date of enactment or the beginning of a reporting period. The Company elected to early adopt the new guidance as of December 31, 2017. Upon adoption of the guidance, amounts are recognized after-tax in AOCI using the newly established 21% corporate income tax rate. The net impact of adoption was a $25.4 million increase in AOCI and a corresponding decrease in retained income. The $25.4 million increase in AOCI is comprised of a $25.0 million increase in unrealized net capital gains and losses and a $0.4 million increase in unrealized foreign currency translation adjustment. For a more detailed discussion of the Tax Legislation, see Note 12.

Pending accounting standards

Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB issued guidance requiring equity investments, including equity securities and limited partnership interests, that are not accounted for under the equity method of accounting or result in consolidation to be measured at fair value with changes in fair value recognized in net income. Equity investments without readily determinable fair values may be measured at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer. When a qualitative assessment of equity investments without readily determinable fair values indicates that impairment exists, the carrying value is required to be adjusted to fair value, if lower. The guidance clarifies that an entity should evaluate the realizability of a deferred tax asset related to available-for-sale fixed income securities in combination with the entity’s other deferred tax assets. The guidance also changes certain disclosure requirements. The guidance is effective for interim and annual periods beginning after December 15, 2017, and is to be applied through a cumulative-effect adjustment to beginning retained income which results in no impact to the Company’s results of operations at the date of adoption. The new guidance related to equity investments without readily determinable fair values is applied prospectively as of the date of adoption. The most significant impacts relate to the change in accounting for equity securities, where $42 million of pre-tax unrealized net capital gains will be reclassified on January 1, 2018 from AOCI to retained income and cost method limited partnership interests (excluding limited partnership interests accounted for on a cost recovery basis) where the carrying value of these investments will increase by approximately $8 million, pre-tax on January 1, 2018, with the offsetting after-tax adjustment recognized in retained income.

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Measurement of Credit Losses on Financial Instruments

In June 2016, the FASB issued guidance which revises the credit loss recognition criteria for certain financial assets measured at amortized cost, including reinsurance recoverables. The new guidance replaces the existing incurred loss recognition model with an expected loss recognition model. The objective of the expected credit loss model is for the reporting entity to recognize its estimate of expected credit losses for affected financial assets in a valuation allowance deducted from the amortized cost basis of the related financial assets that results in presenting the net carrying value of the financial assets at the amount expected to be collected. The reporting entity must consider all relevant information available when estimating expected credit losses, including details about past events, current conditions, and reasonable and supportable forecasts over the life of an asset. Financial assets may be evaluated individually or on a pooled basis when they share similar risk characteristics. The measurement of credit losses for available-for-sale debt securities measured at fair value is not affected except that credit losses recognized are limited to the amount by which fair value is below amortized cost and the carrying value adjustment is recognized through a valuation allowance and not as a direct write-down. The guidance is effective for interim and annual periods beginning after December 15, 2019, and for most affected instruments must be adopted using a modified retrospective approach, with a cumulative effect adjustment recorded to beginning retained income. The Company is in the process of evaluating the impact of adoption.

Accounting for Hedging Activities

In August 2017, the FASB issued amendments intended to better align hedge accounting with an organization’s risk management activities. The amendments expand hedge accounting for nonfinancial and financial risk components and revise the measurement methodologies to better align with an organization’s risk management activities. Separate presentation of hedge ineffectiveness is eliminated to provide greater transparency of the full impact of hedging by requiring presentation of the results of the hedged item and hedging instrument in a single financial statement line item. In addition, the amendments reduce complexity by simplifying the manner in which assessments of hedge effectiveness may be performed. The guidance is effective for annual periods beginning after December 15, 2018 and for interim periods within those annual periods. The presentation and disclosure guidance is effective on a prospective basis. The impact of adoption is not expected to be material to the Company’s results of operations or financial position.
3. Supplemental Cash Flow Information

Non-cash investing activities include $1.5 million, $5.4 million and $1.6 million related to mergers and exchanges completed with equity securities and modifications of certain mortgage loans and fixed income securities in 2017, 2016 and 2015, respectively, and a $4.7 million obligation to fund a limited partnership investment in 2015.

Liabilities for collateral received in conjunction with the Company’s securities lending program were $59.1 million, $61.0 million and $99.7 million as of December 31, 2017, 2016 and 2015, respectively, and are reported in other liabilities and accrued expenses. The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

($ in thousands)	2017	2016	2015
Net change in proceeds managed
Net change in short-term investments	$1,864	$38,737	$1,427
Operating cash flow provided	$1,864	$38,737	$1,427
Net change in liabilities
Liabilities for collateral, beginning of year	$(60,931)	$(99,668)	$(101,095)
Liabilities for collateral, end of year	(59,067)	(60,931)	(99,668)
Operating cash flow used	$(1,864)	$(38,737)	$(1,427)
4. Related Party Transactions

Business operations

The Company uses services performed by AIC, ALIC and other affiliates, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs (see Note 14), allocated to the Company were $46.3 million, $40.0 million and $39.0 million in 2017, 2016 and 2015, respectively. A portion of these expenses relate to the acquisition of business, which are deferred and amortized into income as described in Note 2.

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Structured settlement annuities

The Company previously issued structured settlement annuities, a type of immediate annuity, to fund structured settlements in matters involving AIC. In most cases, these annuities were issued under a “qualified assignment” whereby Allstate Assignment Company and prior to July 1, 2001 Allstate Settlement Corporation (“ASC”), both wholly owned subsidiaries of ALIC, purchased annuities from the Company and assumed AIC’s obligation to make future payments.

AIC issued surety bonds to guarantee the payment of structured settlement benefits assumed by ASC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company through June 30, 2001. ASC entered into a General Indemnity Agreement pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gave AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. ALIC guaranteed the payment of structured settlement benefits on all contracts issued on or after July 1, 2001. Reserves recorded by the Company for annuities that are guaranteed by the surety bonds of AIC were $1.42 billion as of both December 31, 2017 and 2016. Reserves recorded by the Company for annuities that are guaranteed by ALIC were $591.1 million and $607.3 million as of December 31, 2017 and 2016, respectively.

Broker-Dealer agreements

The Company receives distribution services from Allstate Financial Services, LLC, an affiliated broker-dealer company, for certain annuity and variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred commission and other distribution expenses of $259 thousand, $450 thousand and $233 thousand in 2017, 2016 and 2015, respectively.

The Company has a service agreement with Allstate Distributors, LLC (“ADLLC”), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets products sold by the Company. In return for these services, the Company recorded expense of $6 thousand, $4 thousand and $23 thousand in 2017, 2016 and 2015, respectively.

Reinsurance

The Company has reinsurance agreements with ALIC whereby a portion of the Company’s premiums and policy benefits are ceded to ALIC (see Note 9).

The Company has a reinsurance treaty (the “structured settlement annuity reinsurance agreement”) through which it primarily cedes reinvestment related risk on its structured settlement annuities to ALIC. Under the terms of the treaty, the Company pays a premium to ALIC that varies with the aggregate structured settlement annuity statutory reserve balance. In return, ALIC guarantees that the yield on the portion of the Company’s investment portfolio that supports structured settlement annuity liabilities will not fall below contractually determined rates. The Company ceded premium related to structured settlement annuities to ALIC of $3.5 million in 2017 and $3.4 million in each of 2016 and 2015. As of December 31, 2017 and 2016, the carrying value of the structured settlement reinsurance treaty was $166.3 million and $109.6 million, respectively, which is recorded in other assets. The premiums ceded and changes in the fair value of the reinsurance treaty are reflected as a component of realized capital gains and losses as the treaty is recorded as a derivative instrument.

Income taxes

The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).

Intercompany loan agreement

The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2017 or 2016.
5. Investments

Fair values

The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

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($ in thousands)	Amortized cost	Gross unrealized		Fair value
		Gains	Losses
December 31, 2017
U.S. government and agencies	$115,747	$12,310	$(5)	$128,052
Municipal	615,231	114,177	(75)	729,333
Corporate	3,570,015	236,659	(10,943)	3,795,731
Foreign government	166,043	13,722	—	179,765
ABS	41,725	210	(127)	41,808
RMBS	20,666	1,303	(14)	21,955
CMBS	11,855	25	(472)	11,408
Redeemable preferred stock	8,726	947	—	9,673
Total fixed income securities	$4,550,008	$379,353	$(11,636)	$4,917,725
December 31, 2016
U.S. government and agencies	$123,994	$17,570	$—	$141,564
Municipal	612,222	100,532	(611)	712,143
Corporate	3,517,638	223,491	(22,906)	3,718,223
Foreign government	173,343	19,511	—	192,854
ABS	48,274	7	(201)	48,080
RMBS	33,888	1,733	(10)	35,611
CMBS	15,988	5	(2,197)	13,796
Redeemable preferred stock	8,810	1,093	—	9,903
Total fixed income securities	$4,534,157	$363,942	$(25,925)	$4,872,174

Scheduled maturities

The scheduled maturities for fixed income securities are as follows as of December 31, 2017:

($ in thousands)	Amortized cost	Fair value
Due in one year or less	$317,002	$320,811
Due after one year through five years	1,595,959	1,670,587
Due after five years through ten years	1,468,968	1,524,178
Due after ten years	1,093,833	1,326,978
	4,475,762	4,842,554
ABS, RMBS and CMBS	74,246	75,171
Total	$4,550,008	$4,917,725

Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. ABS, RMBS and CMBS are shown separately because of the potential for prepayment of principal prior to contractual maturity dates.

Net investment income
Net investment income for the years ended December 31 is as follows:

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($ in thousands)	2017	2016	2015
Fixed income securities	$228,507	$226,894	$248,585
Mortgage loans	28,263	28,577	27,582
Equity securities	5,465	5,868	4,905
Limited partnership interests	53,917	38,485	34,177
Short-term investments	1,200	826	393
Policy loans	2,443	2,456	2,498
Investment income, before expense	319,795	303,106	318,140
Investment expense	(9,100)	(7,261)	(6,896)
Net investment income	$310,695	$295,845	$311,244
Realized capital gains and losses
Realized capital gains and losses by asset type for the years ended December 31 are as follows:

($ in thousands)	2017	2016	2015
Fixed income securities	$5,436	$(17,145)	$42,361
Mortgage loans	1,128	—	25
Equity securities	799	(5,570)	(3,260)
Limited partnership interests	6,451	590	(6,948)
Derivatives	52,506	23,781	(4,923)
Short-term investments	12	(17)	(137)
Realized capital gains and losses	$66,332	$1,639	$27,118
Realized capital gains and losses by transaction type for the years ended December 31 are as follows:

($ in thousands)	2017	2016	2015
Impairment write-downs	$(5,370)	$(15,303)	$(7,709)
Change in intent write-downs	—	(654)	(80)
Net other-than-temporary impairment losses recognized in earnings	(5,370)	(15,957)	(7,789)
Sales and other	19,196	(6,185)	39,830
Valuation and settlements of derivative instruments	52,506	23,781	(4,923)
Realized capital gains and losses	$66,332	$1,639	$27,118

Gross gains of $19.8 million, $14.5 million and $53.2 million and gross losses of $8.2 million, $21.7 million and $9.3 million were realized on sales of fixed income and equity securities during 2017, 2016 and 2015, respectively.

Other-than-temporary impairment losses by asset type for the years ended December 31 are as follows:

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($ in thousands)	2017			2016			2015
	Gross	Included in OCI	Net	Gross	Included in OCI	Net	Gross	Included in OCI	Net
Fixed income securities:
Municipal	$—	$—	$—	$—	$—	$—	$(9)	$—	$(9)
Corporate	(1,481)	—	(1,481)	(8,306)	4,205	(4,101)	(1,317)	342	(975)
RMBS	—	—	—	1	(1)	—	84	—	84
CMBS	(2,338)	893	(1,445)	(785)	452	(333)	(380)	—	(380)
Total fixed income securities	(3,819)	893	(2,926)	(9,090)	4,656	(4,434)	(1,622)	342	(1,280)
Equity securities	(2,422)	—	(2,422)	(11,103)	—	(11,103)	(3,430)	—	(3,430)
Limited partnership interests	(22)	—	(22)	(420)	—	(420)	(3,079)	—	(3,079)
Other-than-temporary impairment losses	$(6,263)	$893	$(5,370)	$(20,613)	$4,656	$(15,957)	$(8,131)	$342	$(7,789)

The total amount of other-than-temporary impairment losses included in AOCI at the time of impairment for fixed income securities, which were not included in earnings, are presented in the following table. The amount excludes $1.3 million and $9.0 million as of December 31, 2017 and 2016, respectively, of net unrealized gains related to changes in valuation of the fixed income securities subsequent to the impairment measurement date.

($ in thousands)	December 31, 2017	December 31, 2016
Corporate	$—	$(4,050)
RMBS	—	(40)
CMBS	(975)	(384)
Total	$(975)	$(4,474)

Rollforwards of the cumulative credit losses recognized in earnings for fixed income securities held as of December 31 are as follows:

($ in thousands)	2017	2016	2015
Beginning balance	$(4,594)	$(1,173)	$(568)
Additional credit loss for securities previously other-than-temporarily impaired	(128)	(357)	84
Additional credit loss for securities not previously other-than-temporarily impaired	(2,798)	(4,077)	(1,283)
Reduction in credit loss for securities disposed or collected	4,328	1,013	593
Change in credit loss due to accretion of increase in cash flows	—	—	1
Ending balance	$(3,192)	$(4,594)	$(1,173)

The Company uses its best estimate of future cash flows expected to be collected from the fixed income security, discounted at the security’s original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration of underlying collateral, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The

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estimated fair value of collateral will be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The portion of the unrealized loss related to factors other than credit remains classified in AOCI. If the Company determines that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, the Company may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.

Unrealized net capital gains and losses

Unrealized net capital gains and losses included in AOCI are as follows:

($ in thousands)	Fair value	Gross unrealized		Unrealized net gains (losses)
December 31, 2017		Gains	Losses
Fixed income securities	$4,917,725	$379,353	$(11,636)	$367,717
Equity securities (1)	194,533	42,758	(388)	42,370
Short-term investments	88,786	—	(13)	(13)
EMA limited partnerships (2)				(10)
Unrealized net capital gains and losses, pre-tax				410,064
Amounts recognized for:
Insurance reserves (3)				(222,342)
DAC and DSI (4)				(9,057)
Amounts recognized				(231,399)
Deferred income taxes (5)				(37,520)
Unrealized net capital gains and losses, after-tax				$141,145
____________________

(1)
Beginning January 1, 2018, due to the adoption of the new accounting standard for the recognition and measurement of financial assets and liabilities, equity securities will be measured at fair value with changes in fair value recognized in net income. The existing unrealized net capital gains and losses, after-tax, will be reclassified to retained income through a cumulative effect adjustment. See Note 2 for additional details on the new accounting standard.

(2)
Unrealized net capital gains and losses for limited partnership interests represent the Company’s share of EMA limited partnerships’ other comprehensive income. Fair value and gross unrealized gains and losses are not applicable.

(3)
The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. This adjustment primarily relates to structured settlement annuities with life contingencies (a type of immediate annuities with life contingencies).

(4)
The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

(5)	Unrealized net capital gains and losses were reduced by deferred income taxes at the newly enacted 21% U.S. corporate tax rate.

($ in thousands)	Fair value	Gross unrealized		Unrealized net gains (losses)
December 31, 2016		Gains	Losses
Fixed income securities	$4,872,174	$363,942	$(25,925)	$338,017
Equity securities	218,078	17,214	(7,771)	9,443
Short-term investments	92,698	1	(2)	(1)
EMA limited partnerships				(61)
Unrealized net capital gains and losses, pre-tax				347,398
Amounts recognized for:
Insurance reserves				(56,350)
DAC and DSI				(10,522)
Amounts recognized				(66,872)
Deferred income taxes				(98,184)
Unrealized net capital gains and losses, after-tax				$182,342

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Change in unrealized net capital gains and losses

The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

($ in thousands)	2017	2016	2015
Fixed income securities	$29,700	$41,965	$(235,454)
Equity securities	32,927	12,743	(3,873)
Short-term investments	(12)	(3)	1
EMA limited partnerships	51	(3)	(58)
Total	62,666	54,702	(239,384)
Amounts recognized for:
Insurance reserves	(165,992)	(11,943)	212,845
DAC and DSI	1,465	(4,984)	7,315
Amounts recognized	(164,527)	(16,927)	220,160
Deferred income taxes	60,664	(13,221)	6,728
(Decrease) increase in unrealized net capital gains and losses, after-tax	$(41,197)	$24,554	$(12,496)

Portfolio monitoring

The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income and equity security whose carrying value may be other-than-temporarily impaired.

For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.

If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security’s original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

For equity securities, the Company considers various factors, including whether it has the intent and ability to hold the equity security for a period of time sufficient to recover its cost basis. Where the Company lacks the intent and ability to hold to recovery, or believes the recovery period is extended, the equity security’s decline in fair value is considered other than temporary and is recorded in earnings.

For fixed income and equity securities managed by third parties, either the Company has contractually retained its decision making authority as it pertains to selling securities that are in an unrealized loss position or it recognizes any unrealized loss at the end of the period through a charge to earnings.

The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost (for fixed income securities) or cost (for equity securities) is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company’s evaluation of other-than-temporary impairment for these fixed income and equity securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost or cost.

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The following table summarizes the gross unrealized losses and fair value of fixed income and equity securities by the length of time that individual securities have been in a continuous unrealized loss position.

($ in thousands)	Less than 12 months			12 months or more			Total unrealized losses
	Number of issues	Fair value	Unrealized losses	Number of issues	Fair value	Unrealized losses

December 31, 2017
Fixed income securities
U.S. government and agencies	2	$39,867	$(5)	—	$—	$—	$(5)
Municipal	1	4,925	(75)	—	—	—	$(75)
Corporate	147	527,594	(4,216)	47	191,534	(6,727)	(10,943)
ABS	4	24,836	(127)	—	—	—	(127)
RMBS	47	1,720	(10)	24	216	(4)	(14)
CMBS	—	—	—	2	8,325	(472)	(472)
Redeemable preferred stock	1	1	—	—	—	—	—
Total fixed income securities	202	598,943	(4,433)	73	200,075	(7,203)	(11,636)
Equity securities	63	7,294	(330)	3	759	(58)	(388)
Total fixed income and equity securities	265	$606,237	$(4,763)	76	$200,834	$(7,261)	$(12,024)

Investment grade fixed income securities	137	$532,387	$(3,093)	64	$185,093	$(6,447)	$(9,540)
Below investment grade fixed income securities	65	66,556	(1,340)	9	14,982	(756)	(2,096)
Total fixed income securities	202	$598,943	$(4,433)	73	$200,075	$(7,203)	$(11,636)

December 31, 2016
Fixed income securities	3
Municipal	3	$16,781	$(611)	—	$—	$—	$(611)
Corporate	215	776,730	(21,291)	15	45,247	(1,615)	(22,906)
ABS	3	23,288	(201)	—	—	—	(201)
RMBS	35	519	(3)	17	980	(7)	(10)
CMBS	4	5,297	(158)	1	7,944	(2,039)	(2,197)
Redeemable preferred stock	1	—	—	—	—	—	—
Total fixed income securities	261	822,615	(22,264)	33	54,171	(3,661)	(25,925)
Equity securities	156	35,306	(2,694)	92	22,695	(5,077)	(7,771)
Total fixed income and equity securities	417	$857,921	$(24,958)	125	$76,866	$(8,738)	$(33,696)

Investment grade fixed income securities	176	$744,124	$(18,858)	22	$30,364	$(868)	$(19,726)
Below investment grade fixed income securities	85	78,491	(3,406)	11	23,807	(2,793)	(6,199)
Total fixed income securities	261	$822,615	$(22,264)	33	$54,171	$(3,661)	$(25,925)

As of December 31, 2017, $11.8 million of the $12.0 million unrealized losses are related to securities with an unrealized loss position less than 20% of amortized cost or cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. Of the $11.8 million, $9.5 million are related to unrealized losses on investment grade fixed income securities and $360 thousand are related to equity securities. Of the remaining $1.9 million, $1.3 million have been in an unrealized loss position for less than 12 months. Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P Global Ratings (“S&P”), a comparable rating from another nationally recognized rating agency, or a comparable internal rating if an externally provided rating is not available. Market prices for certain securities may have credit spreads which imply higher or lower credit quality than the current third party rating. Unrealized losses on investment grade securities are principally related to an increase in market yields which may include increased risk-free interest rates and/or wider credit spreads since the time of initial purchase.

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As of December 31, 2017, the remaining $209 thousand of unrealized losses are related to securities in unrealized loss positions greater than or equal to 20% of amortized cost or cost and are related to below investment grade fixed income securities.

ABS, RMBS and CMBS in an unrealized loss position were evaluated based on actual and projected collateral losses relative to the securities’ positions in the respective securitization trusts, security specific expectations of cash flows, and credit ratings. This evaluation also takes into consideration credit enhancement, measured in terms of (i) subordination from other classes of securities in the trust that are contractually obligated to absorb losses before the class of security the Company owns, (ii) the expected impact of other structural features embedded in the securitization trust beneficial to the class of securities the Company owns, such as overcollateralization and excess spread. Municipal bonds in an unrealized loss position were evaluated based on the underlying credit quality of the primary obligor, obligation type and quality of the underlying assets. Unrealized losses on equity securities are primarily related to temporary equity market fluctuations of securities that are expected to recover.

As of December 31, 2017, the Company has not made the decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis. As of December 31, 2017, the Company had the intent and ability to hold equity securities with unrealized losses for a period of time sufficient for them to recover.

Limited partnerships

As of December 31, 2017 and 2016, the carrying value of equity method limited partnerships totaled $282.8 million and $257.8 million, respectively. Principal factors influencing carrying value appreciation or decline include operating performance, comparable public company earnings multiples, capitalization rates and the economic environment. The Company recognizes an impairment loss for equity method limited partnerships when evidence demonstrates that the loss is other than temporary. Evidence of a loss in value that is other than temporary may include the absence of an ability to recover the carrying amount of the investment or the inability of the investee to sustain a level of earnings that would justify the carrying amount of the investment.

As of December 31, 2017 and 2016, the carrying value for cost method limited partnerships was $80.5 million and $72.5 million, respectively. To determine if an other-than-temporary impairment has occurred, the Company evaluates whether an impairment indicator has occurred in the period that may have a significant adverse effect on the carrying value of the investment. Impairment indicators may include: significantly reduced valuations of the investments held by the limited partnerships; actual recent cash flows received being significantly less than expected cash flows; reduced valuations based on financing completed at a lower value; completed sale of a material underlying investment at a price significantly lower than expected; or any other adverse events since the last financial statements received that might affect the fair value of the investee’s capital. Additionally, the Company’s portfolio monitoring process includes a quarterly review of all cost method limited partnerships to identify instances where the net asset value is below established thresholds for certain periods of time, as well as investments that are performing below expectations, for further impairment consideration. If a cost method limited partnership is other-than-temporarily impaired, the carrying value is written down to fair value, generally estimated to be equivalent to the reported net asset value.

Mortgage loans

The Company’s mortgage loans are commercial mortgage loans collateralized by a variety of commercial real estate property types located across the United States and totaled, net of valuation allowance, $629.1 million and $614.4 million as of December 31, 2017 and 2016, respectively. Substantially all of the commercial mortgage loans are non-recourse to the borrower.

The following table shows the principal geographic distribution of commercial real estate represented in the Company’s mortgage loan portfolio. No other state represented more than 5% of the portfolio as of December 31.

(% of mortgage loan portfolio carrying value)	2017	2016
California	19.4%	20.9%
Texas	14.5	11.0
New Jersey	8.5	9.3
Illinois	5.7	3.6

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The types of properties collateralizing the mortgage loans as of December 31 are as follows:

(% of mortgage loan portfolio carrying value)	2017	2016
Office buildings	28.2%	26.1%
Apartment complex	26.3	25.6
Retail	19.3	19.3
Warehouse	16.5	18.9
Other	9.7	10.1
Total	100.0%	100.0%

The contractual maturities of the mortgage loan portfolio as of December 31, 2017 are as follows:

($ in thousands)	Number of loans	Carrying value	Percent
2,018	5	$21,589	3.4%
2,019	1	10,000	1.6
2,020	6	28,310	4.5
2,021	11	71,052	11.3
Thereafter	77	498,191	79.2
Total	100	$629,142	100.0%

Mortgage loans are evaluated for impairment on a specific loan basis through a quarterly credit monitoring process and review of key credit quality indicators. Mortgage loans are considered impaired when it is probable that the Company will not collect the contractual principal and interest. Valuation allowances are established for impaired loans to reduce the carrying value to the fair value of the collateral less costs to sell or the present value of the loan’s expected future repayment cash flows discounted at the loan’s original effective interest rate. Impaired mortgage loans may not have a valuation allowance when the fair value of the collateral less costs to sell is higher than the carrying value. Valuation allowances are adjusted for subsequent changes in the fair value of the collateral less costs to sell or present value of the loan’s expected future repayment cash flows. Mortgage loans are charged off against their corresponding valuation allowances when there is no reasonable expectation of recovery. The impairment evaluation is non-statistical in respect to the aggregate portfolio but considers facts and circumstances attributable to each loan. It is not considered probable that additional impairment losses, beyond those identified on a specific loan basis, have been incurred as of December 31, 2017.

Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on mortgage loans on nonaccrual status are generally recorded as a reduction of carrying value.

Debt service coverage ratio is considered a key credit quality indicator when mortgage loans are evaluated for impairment. Debt service coverage ratio represents the amount of estimated cash flows from the property available to the borrower to meet principal and interest payment obligations. Debt service coverage ratio estimates are updated annually or more frequently if conditions are warranted based on the Company’s credit monitoring process.

The following table reflects the carrying value of non-impaired fixed rate mortgage loans summarized by debt service coverage ratio distribution as of December 31. There were no variable rate mortgage loans as of December 31, 2017 or 2016.

($ in thousands)	2017	2016
Below 1.0	$—	$5,600
1.0 - 1.25	50,411	44,289
1.26 - 1.50	172,800	179,503
Above 1.50	405,931	384,988
Total non-impaired mortgage loans	$629,142	$614,380

Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable term, the decrease in cash flows from the properties is considered temporary, or there are other risk mitigating circumstances such as additional collateral, escrow balances or borrower guarantees.

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There were no impaired mortgage loans and no valuation allowances as of December 31, 2017, 2016 or 2015. Payments on all mortgage loans were current as of December 31, 2017 and 2016.

Municipal bonds

The Company maintains a diversified portfolio of municipal bonds. The following table shows the principal geographic distribution of municipal bond issuers represented in the Company’s portfolio as of December 31. No other state represents more than 5% of the portfolio.

(% of municipal bond portfolio carrying value)	2017	2016
California	27.7%	27.5%
Texas	11.9	12.3
Oregon	7.2	6.7
Illinois	5.8	5.5

Concentration of credit risk

As of December 31, 2017, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company’s shareholder’s equity, other than the U.S. government and its agencies.

Securities loaned

The Company’s business activities include securities lending programs with third parties, mostly large banks. As of December 31, 2017 and 2016, fixed income and equity securities with a carrying value of $57.4 million and $59.2 million, respectively, were on loan under these agreements. Interest income on collateral, net of fees, was $235 thousand, $306 thousand and $235 thousand in 2017, 2016 and 2015, respectively.

Other investment information

Included in fixed income securities are below investment grade assets totaling $311.3 million and $269.2 million as of December 31, 2017 and 2016, respectively.

As of December 31, 2017, fixed income securities with a carrying value of $2.3 million were on deposit with regulatory authorities as required by law.

As of December 31, 2017, there were no fixed income securities that were non-income producing.

The Company had $2.4 million of investment-related debt that was reported in other liabilities and accrued expenses as of December 31, 2016 related to a commitment to fund a limited partnership.
6. Fair Value of Assets and Liabilities

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1:	Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2:	Assets and liabilities whose values are based on the following:
(a) Quoted prices for similar assets or liabilities in active markets;
(b) Quoted prices for identical or similar assets or liabilities in markets that are not active; or
(c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

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Level 3:
Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy.  The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy. The first is where specific inputs significant to the fair value estimation models are not market observable. This primarily occurs in the Company’s use of broker quotes to value certain securities where the inputs have not been corroborated to be market observable, and the use of valuation models that use significant non-market observable inputs.

The second situation where the Company classifies securities in Level 3 is where quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.

Certain assets are not carried at fair value on a recurring basis, including investments such as mortgage loans, limited partnership interests and policy loans. Accordingly, such investments are only included in the fair value hierarchy disclosure when the investment is subject to remeasurement at fair value after initial recognition and the resulting remeasurement is reflected in the financial statements.

In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.

Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis
Level 1 measurements

•	Fixed income securities: Comprise certain U.S. Treasury fixed income securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

•	Equity securities: Comprise actively traded, exchange-listed equity securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

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•
Short-term: Comprise U.S Treasury bills valued on unadjusted quoted prices for identical assets in active markets that the Company can access and actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

•
Separate account assets: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

Level 2 measurements

•	Fixed income securities:

U.S. government and agencies: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Municipal: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Corporate - public: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Corporate - privately placed: Valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

Foreign government: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

ABS - consumer and other: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads. Certain ABS - consumer and other are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable.

RMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads.

CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads.

Redeemable preferred stock: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, underlying stock prices and credit spreads.

•	Equity securities: The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that are not active.

•
Short-term: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. For certain short-term investments, amortized cost is used as the best estimate of fair value.

•	Other investments: Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical instruments in markets that are not active.

Over-the-counter (“OTC”) derivatives, including foreign exchange forward contracts and options, are valued using models that rely on inputs such as currency rates that are observable for substantially the full term of the contract.  The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment.

Level 3 measurements

•	Fixed income securities:

Municipal: Comprise municipal bonds that are not rated by third party credit rating agencies. The primary inputs to the valuation of these municipal bonds include quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields and credit spreads. Also

24

included are municipal bonds valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable and municipal bonds in default valued based on the present value of expected cash flows.

Corporate - public and Corporate - privately placed: Primarily valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. Other inputs include an interest rate yield curve, as well as published credit spreads for similar assets that incorporate the credit quality and industry sector of the issuer.

ABS - collateralized debt obligations (“CDO”) and ABS - consumer and other: Valued based on non-binding broker quotes received from brokers who are familiar with the investments and where the inputs have not been corroborated to be market observable.

•
Equity securities: The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements.

•
Other investments: Certain OTC derivatives, such as interest rate caps, are valued using models that are widely accepted in the financial services industry. These are categorized as Level 3 as a result of the significance of non-market observable inputs such as volatility. Other primary inputs include interest rate yield curves.

•
Other assets: Includes a structured settlement annuity reinsurance agreement accounted for as a derivative instrument that is valued internally. The model primarily uses stochastically determined cash flows, ultimate reinvestment spreads and applicable market data, such as interest rate and volatility assumptions. This item is categorized as Level 3 as a result of the significance of non-market observable inputs.

•
Contractholder funds: Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

Assets and liabilities measured at fair value on a non-recurring basis

Mortgage loans written-down to fair value in connection with recognizing impairments are valued based on the fair value of the underlying collateral less costs to sell. Limited partnership interests written-down to fair value in connection with recognizing other-than-temporary impairments are generally valued using net asset values.

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2017. There were no assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2017.

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($ in thousands)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Counterparty and cash collateral netting	Balance as of December 31, 2017
Assets
Fixed income securities:
U.S. government and agencies	$42,427	$85,625	$—		$128,052
Municipal	—	708,155	21,178		729,333
Corporate - public	—	2,565,223	7,312		2,572,535
Corporate - privately placed	—	1,167,218	55,978		1,223,196
Foreign government	—	179,765	—		179,765
ABS - consumer and other	—	26,603	15,205		41,808
RMBS	—	21,955	—		21,955
CMBS	—	11,408	—		11,408
Redeemable preferred stock	—	9,672	1		9,673
Total fixed income securities	42,427	4,775,624	99,674		4,917,725
Equity securities	186,446	928	7,159		194,533
Short-term investments	20,594	68,192	—		88,786
Other investments: Free-standing derivatives	—	2,885	336	$(115)	3,106
Separate account assets	293,836	—	—		293,836
Other assets	—	—	166,290		166,290
Total assets at fair value	$543,303	$4,847,629	$273,459	$(115)	$5,664,276
% of total assets at fair value	9.6	85.6	4.8	—	100
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(4,796)		$(4,796)
Other liabilities: Free-standing derivatives	—	(1,601)	—	$345	(1,256)
Total liabilities at fair value	$—	$(1,601)	$(4,796)	$345	$(6,052)
% of total liabilities at fair value	—	26.5	79.2	(5.7)	100

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2016. There were no assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2016.

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($ in thousands)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Counterparty and cash collateral netting	Balance as of December 31, 2016
Assets
Fixed income securities:
U.S. government and agencies	$14,008	$127,556	$—		$141,564
Municipal	—	689,420	22,723		712,143
Corporate - public	—	2,478,958	4,091		2,483,049
Corporate - privately placed	—	1,159,461	75,713		1,235,174
Foreign government	—	192,854	—		192,854
ABS - consumer and other	—	33,277	14,803		48,080
RMBS	—	35,611	—		35,611
CMBS	—	13,796	—		13,796
Redeemable preferred stock	—	9,903	—		9,903
Total fixed income securities	14,008	4,740,836	117,330		4,872,174
Equity securities	211,521	637	5,920		218,078
Short-term investments	40,111	52,587	—		92,698
Other investments: Free-standing derivatives	—	2,414	311	$(145)	2,580
Separate account assets	290,798	—	—		290,798
Other assets	—	—	109,578		109,578
Total recurring basis assets	556,438	4,796,474	233,139	(145)	5,585,906
Non-recurring basis (1)	—	—	—		—
Total assets at fair value	$556,438	$4,796,474	$233,139	$(145)	$5,585,906
% of total assets at fair value	9.9	85.9	4.2	—	100
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(7,177)		$(7,177)
Other liabilities: Free-standing derivatives	(1)	(904)	—	$145	(760)
Total liabilities at fair value	$(1)	$(904)	$(7,177)	$145	$(7,937)
% of total liabilities at fair value	—	11.4	90.4	(1.8)	100

The following table summarizes quantitative information about the significant unobservable inputs used in Level 3 fair value measurements.

($ in thousands)	Fair value	Valuation technique	Unobservable input	Range	Weighted average
December 31, 2017
Other assets - Structured settlement annuity reinsurance agreement	$166,290	Stochastic cash flow model	Ultimate reinvestment spreads	129.8 - 218.6 basis points	169.3 basis points
December 31, 2016
Other assets - Structured settlement annuity reinsurance agreement	$109,578	Stochastic cash flow model	Ultimate reinvestment spreads	130.7 - 218.4 basis points	169.6 basis points

If the ultimate reinvestment spreads increased (decreased), it would result in a lower (higher) fair value.

As of December 31, 2017 and 2016, Level 3 fair value measurements of fixed income securities total $99.7 million and $117.3 million, respectively, and include $94.0 million and $114.8 million, respectively, of securities valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. The Company does not develop the unobservable inputs used in measuring fair value; therefore, these are not included in the table above. However, an increase (decrease) in credit spreads for fixed income securities valued based on non-binding broker quotes would result in a lower (higher) fair value.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2017.

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($ in thousands)		Total gains (losses) included in:
	Balance as of December 31, 2016	Net income (1)	OCI	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed income securities:
Municipal	$22,723	$15	$347	$—	$—
Corporate - public	4,091	—	(64)	—	(1,565)
Corporate - privately placed	75,713	4,080	(4,520)	—	—
ABS - consumer and other	14,803	—	402	—	—
Redeemable preferred stock	—	—	—	—	—
Total fixed income securities	117,330	4,095	(3,835)	—	(1,565)
Equity securities	5,920	585	492	—	(275)
Free-standing derivatives, net	311	(54)	—	—	—
Other assets	109,578	56,712	—	—	—
Total recurring Level 3 assets	$233,139	$61,338	$(3,343)	$—	$(1,840)
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(7,177)	$2,381	$—	$—	$—
Total recurring Level 3 liabilities	$(7,177)	$2,381	$—	$—	$—
	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2017
Assets
Fixed income securities:
Municipal	$—	$—	$—	$(1,907)	$21,178
Corporate - public	4,989	—	—	(139)	7,312
Corporate - privately placed	—	(18,000)	—	(1,295)	55,978
ABS - consumer and other	—	—	—	—	15,205
Redeemable preferred stock	1	—	—	—	1
Total fixed income securities	4,990	(18,000)	—	(3,341)	99,674
Equity securities	1,018	(581)	—	—	7,159
Free-standing derivatives, net	127	—	—	(48)	336
Other assets	—	—	—	—	166,290
Total recurring Level 3 assets	$6,135	$(18,581)	$—	$(3,389)	$273,459
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$—	$—	$(4,796)
Total recurring Level 3 liabilities	$—	$—	$—	$—	$(4,796)
_______________
(1) The effect to net income totals $63.7 million and is reported in the Statements of Operations and Comprehensive Income as follows: $60.7 million in realized capital gains and losses, $606 thousand in net investment income, $(556) thousand in interest credited to contractholder funds and $2.9 million in contract benefits.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2016.

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($ in thousands)		Total gains (losses) included in:
	Balance as of December 31, 2015	Net income (1)	OCI	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed income securities:
Municipal	$32,286	$355	$(495)	$—	$—
Corporate - public	10,139	(2)	(14)	1,655	(7,479)
Corporate - privately placed	211,858	(4,074)	7,947	—	(131,723)
ABS - CDO	9,650	—	350	—	—
ABS - consumer and other	15,704	—	(901)	—	—
Total fixed income securities	279,637	(3,721)	6,887	1,655	(139,202)
Equity securities	6,935	(4,463)	1,001	—	—
Free-standing derivatives, net	329	(30)	—	—	—
Other assets	82,774	26,804	—	—	—
Total recurring Level 3 assets	$369,675	$18,590	$7,888	$1,655	$(139,202)
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(7,900)	$723	$—	$—	$—
Total recurring Level 3 liabilities	$(7,900)	$723	$—	$—	$—
	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2016
Assets
Fixed income securities:
Municipal	$—	$(7,515)	$—	$(1,908)	$22,723
Corporate - public	—	—	—	(208)	4,091
Corporate - privately placed	697	—	—	(8,992)	75,713
ABS - CDO	—	—	—	(10,000)	—
ABS - consumer and other	—	—	—	—	14,803
Total fixed income securities	697	(7,515)	—	(21,108)	117,330
Equity securities	2,987	(540)	—	—	5,920
Free-standing derivatives, net	103	—	—	(91)	311
Other assets	—	—	—	—	109,578
Total recurring Level 3 assets	$3,787	$(8,055)	$—	$(21,199)	$233,139
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$—	$—	$(7,177)
Total recurring Level 3 liabilities	$—	$—	$—	$—	$(7,177)
_______________
(1) The effect to net income totals $19.3 million and is reported in the Statements of Operations and Comprehensive Income as follows: $18.6 million in realized capital gains and losses, $44 thousand in net investment income, $(702) thousand in interest credited to contractholder funds and $1.4 million in contract benefits.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2015.

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($ in thousands)		Total gains (losses) included in:
	Balance as of December 31, 2014	Net income (1)	OCI	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed income securities:
Municipal	$42,422	$336	$(1,309)	$—	$—
Corporate - public	16,035	—	(654)	—	(4,642)
Corporate - privately placed	236,530	7,611	(5,368)	—	(14,772)
ABS - CDO	9,525	—	125	—	—
ABS - consumer and other	15,820	—	(116)	—	—
Total fixed income securities	320,332	7,947	(7,322)	—	(19,414)
Equity securities	5,000	14	(565)	190	—
Free-standing derivatives, net	554	(178)	—	—	—
Other assets	84,561	(1,787)	—	—	—
Total recurring Level 3 assets	$410,447	$5,996	$(7,887)	$190	$(19,414)
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(7,391)	$(509)	$—	$—	$—
Total recurring Level 3 liabilities	$(7,391)	$(509)	$—	$—	$—
	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2015
Assets
Fixed income securities:
Municipal	$—	$(7,256)	$—	$(1,907)	$32,286
Corporate - public	—	—	—	(600)	10,139
Corporate - privately placed	—	—	—	(12,143)	211,858
ABS - CDO	—	—	—	—	9,650
ABS - consumer and other	—	—	—	—	15,704
Total fixed income securities	—	(7,256)	—	(14,650)	279,637
Equity securities	2,569	(273)	—	—	6,935
Free-standing derivatives, net	62	—	—	(109)	329
Other assets	—	—	—	—	82,774
Total recurring Level 3 assets	$2,631	$(7,529)	$—	$(14,759)	$369,675
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$—	$—	$(7,900)
Total recurring Level 3 liabilities	$—	$—	$—	$—	$(7,900)
________
(1) The effect to net income totals $5.5 million and is reported in the Statements of Operations and Comprehensive Income as follows: $(1.7) million in realized capital gains and losses, $7.7 million in net investment income, $283 thousand in interest credited to contractholder funds and $(792) thousand in contract benefits.

Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source. For example, in situations where a fair value quote is not provided by the Company’s independent third-party valuation service provider and as a result the price is stale or has been replaced with a broker quote whose inputs have not been corroborated to be market observable, the security is transferred into Level 3. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the Level 3 rollforward table.

There were no transfers between Level 1 and Level 2 during 2017, 2016 or 2015.

Transfers into Level 3 during 2016 and 2015 included situations where a fair value quote was not provided by the Company’s independent third-party valuation service provider and as a result the price was stale or had been replaced with a broker quote

30

where the inputs had not been corroborated to be market observable resulting in the security being classified as Level 3. Transfers out of Level 3 during 2017, 2016 and 2015 included situations where a broker quote was used in the prior period and a fair value quote became available from the Company’s independent third-party valuation service provider in the current period. A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.

The following table provides the change in unrealized gains and losses included in net income for Level 3 assets and liabilities held as of December 31.

($ in thousands)	2,017	2,016	2,015
Assets
Fixed income securities:
Municipal	$15	$16	$71
Corporate	5	(4,079)	7,611
Total fixed income securities	20	(4,063)	7,682
Free-standing derivatives, net	(55)	(30)	(178)
Equity securities	586	—	—
Other assets	56,712	26,804	(1,787)
Total recurring Level 3 assets	$57,263	$22,711	$5,717
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$2,381	$723	$(509)
Total recurring Level 3 liabilities	$2,381	$723	$(509)

The amounts in the table above represent the change in unrealized gains and losses included in net income for the period of time that the asset or liability was determined to be in Level 3. These gains and losses total $59.6 million in 2017 and are reported as follows: $56.7 million in realized capital gains and losses, $606 thousand in net investment income, $(556) thousand in interest credited to contractholder funds and $2.9 million in contract benefits. These gains and losses total $23.4 million in 2016 and are reported as follows: $22.7 million in realized capital gains and losses, $14 thousand in net investment income, $(702) thousand in interest credited to contractholder funds and $1.4 million in contract benefits. These gains and losses total $5.2 million in 2015 and are reported as follows: $(2.0) million in realized capital gains and losses, $7.7 million in net investment income, $283 thousand in interest credited to contractholder funds and $(792) thousand in contract benefits.

Presented below are the carrying values and fair value estimates of financial instruments not carried at fair value.

Financial assets

($ in thousands)	December 31, 2017		December 31, 2016
	Carrying value	Fair value	Carrying value	Fair value
Mortgage loans	$629,142	$655,601	$614,380	$616,368
Cost method limited partnerships (1)	80,472	88,758	72,477	77,122
________
(1) Beginning January 1, 2018, due to the adoption of the new accounting standard for the recognition and measurement of financial assets and liabilities, cost method limited partnerships (excluding limited partnership interests accounted for on a cost recovery basis) will be measured at fair value with changes in fair value recognized in net income. The existing carrying value of these investments will increase to fair value with the offsetting adjustment recognized in retained income through a cumulative effect adjustment. See Note 2 for additional details on the new accounting standard.

The fair value of mortgage loans is based on discounted contractual cash flows or, if the loans are impaired due to credit reasons, the fair value of collateral less costs to sell. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar types of properties as collateral. The fair value of cost method limited partnerships is determined using reported net asset values. The fair value measurements for mortgage loans and cost method limited partnerships are categorized as Level 3.

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Financial liabilities

($ in thousands)	December 31, 2017		December 31, 2016
	Carrying value	Fair value	Carrying value	Fair value
Contractholder funds on investment contracts	$1,944,244	$2,062,405	$2,102,051	$2,220,926
Liability for collateral	59,067	59,067	60,931	60,931

The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts incorporating current market-based crediting rates for similar contracts that reflect the Company’s own credit risk. Deferred annuities classified in contractholder funds are valued based on discounted cash flow models that incorporate current market-based margins and reflect the Company’s own credit risk. Immediate annuities without life contingencies are valued based on discounted cash flow models that incorporate current market-based implied interest rates and reflect the Company’s own credit risk. The fair value measurement for contractholder funds on investment contracts is categorized as Level 3.

The liability for collateral is valued at carrying value due to its short-term nature. The fair value measurement for liability for collateral is categorized as Level 2.

7.	Derivative Financial Instruments and Off-balance sheet Financial Instruments

The Company uses derivatives for risk reduction focused on managing the risks with certain assets and liabilities arising from the potential adverse impacts from changes in risk-free interest rates, changes in equity market valuations and foreign currency fluctuations.

Asset-liability management is a risk management strategy that is principally employed to balance the respective interest-rate sensitivities of the Company’s assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate caps are utilized to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates. Futures and options are used for hedging the equity exposure contained in the Company’s equity indexed life product contracts that offer equity returns to contractholders. Foreign currency forwards are primarily used by the Company to reduce the foreign currency risk associated with holding foreign currency denominated investments. The Company also has a reinsurance treaty that is recorded as a derivative instrument, under which it primarily cedes reinvestment related risk on its structured settlement annuities to ALIC.

The Company also has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value with changes in fair value of embedded derivatives reported in net income. The Company’s primary embedded derivatives are guaranteed minimum accumulation and withdrawal benefits in reinsured variable annuity contracts, and equity options in life product contracts, which provide equity returns to contractholders.

The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements.

Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive or pay to terminate the derivative contracts at the reporting date. The carrying value amounts for OTC derivatives are further adjusted for the effects, if any, of enforceable master netting agreements and are presented on a net basis, by counterparty agreement, in the Statements of Financial Position. For certain exchange traded derivatives, margin deposits are required as well as daily cash settlements of margin accounts.  As of December 31, 2017, the Company pledged $60 thousand of cash in the form of margin deposits.

Non-hedge accounting is generally used for “portfolio” level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements to permit the application of hedge accounting. For non-hedge derivatives, net income includes changes in fair value and accrued periodic settlements, when applicable. With the exception of non-hedge embedded derivatives, all of the Company’s derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-hedge derivative financial instruments on at least a quarterly basis.

The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2017. None of these derivatives are designated as accounting hedging instruments.

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($ in thousands, except number of contracts)		Volume (1)
	Balance sheet location	Notional amount	Number of contracts	Fair value, net	Gross asset	Gross liability
Asset derivatives
Interest rate contracts
Interest rate cap agreements	Other investments	$13,500	n/a	$318	$318	$—
Equity and index contracts
Options	Other investments	—	105	2,800	2,800	—
Foreign currency contracts
Foreign currency forwards	Other investments	140	n/a	(12)	—	(12)
Other contracts
Structured settlement annuity reinsurance agreement	Other assets	—	n/a	166,290	166,290	—
Total asset derivatives		$13,640	105	$169,396	$169,408	$(12)
Liability derivatives
Interest rate contracts
Interest rate cap agreements	Other liabilities & accrued expenses	$2,300	n/a	$18	$18	$—
Equity and index contracts
Options and futures	Other liabilities & accrued expenses	—	106	(1,149)	—	(1,149)
Foreign currency contracts
Foreign currency forwards	Other liabilities & accrued expenses	24,622		(355)	85	(440)
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	32,447	n/a	(2,754)	—	(2,754)
Guaranteed withdrawal benefits	Contractholder funds	17,774	n/a	(321)	—	(321)
Equity-indexed options in life product contracts	Contractholder funds	28,833	n/a	(1,721)	—	(1,721)
Total liability derivatives		105,976	106	(6,282)	$103	$(6,385)
Total derivatives		$119,616	211	$163,114
_________________

(1)
Volume for OTC derivative contracts is represented by their notional amounts. Volume for exchange traded derivatives is represented by the number of contracts, which is the basis on which they are traded. (n/a = not applicable)

The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2016. None of these derivatives are designated as accounting hedging instruments.

($ in thousands, except number of contracts)		Volume (1)
	Balance sheet location	Notional amount	Number of contracts	Fair value, net	Gross asset	Gross liability
Asset derivatives
Interest rate contracts
Interest rate cap agreements	Other investments	$18,800	n/a	$311	$311	$—
Equity and index contracts
Options	Other investments	—	92	1,846	1,846	—
Foreign currency contracts
Foreign currency forwards	Other investments	15,504	n/a	423	568	(145)
Other contracts
Structured settlement annuity reinsurance agreement	Other assets	—	n/a	109,578	109,578	—
Total asset derivatives		$34,304	92	$112,158	$112,303	$(145)
Liability derivatives
Equity and index contracts
Options and futures	Other liabilities & accrued expenses	$—	94	$(760)	$—	$(760)
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	66,584	n/a	(5,710)	—	(5,710)
Guaranteed withdrawal benefits	Contractholder funds	19,083	n/a	(302)	—	(302)
Equity-indexed options in life product contracts	Contractholder funds	21,995	n/a	(1,165)	—	(1,165)
Total liability derivatives		107,662	94	(7,937)	$—	$(7,937)
Total derivatives		$141,966	186	$104,221
_________________

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(1)
Volume for OTC derivative contracts is represented by their notional amounts. Volume for exchange traded derivatives is represented by the number of contracts, which is the basis on which they are traded. (n/a = not applicable)

The following table provides gross and net amounts for the Company’s OTC derivatives, all of which are subject to enforceable master netting agreements.

($ in thousands)		Offsets
	Gross amount	Counter- party netting	Cash collateral (received) pledged	Net amount on balance sheet	Securities collateral (received) pledged	Net amount
December 31, 2017
Asset derivatives	$421	$(115)	$—	$306	$—	$306
Liability derivatives	(452)	115	230	(107)	—	(107)
December 31, 2016
Asset derivatives	$879	$(145)	$—	$734	$—	$734
Liability derivatives	(145)	145	—	—	—	—

The following tables present gains and losses from valuation and settlements reported on derivatives not designated as accounting hedging instruments in the Statements of Operations and Comprehensive Income.

($ in thousands)	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total gain (loss) recognized in net income on derivatives
2,017
Interest rate contracts	$(54)	$—	$—	$(54)
Equity and index contracts	—	—	1,289	1,289
Embedded derivative financial instruments	—	2,937	(556)	2,381
Foreign currency contracts	(697)	—	—	(697)
Other contracts - structured settlement annuity reinsurance agreement	53,257	—	—	53,257
Total	$52,506	$2,937	$733	$56,176
2,016
Interest rate contracts	$(30)	$—	$—	$(30)
Equity and index contracts	—	—	405	405
Embedded derivative financial instruments	—	1,425	(702)	723
Foreign currency contracts	431	—	—	431
Other contracts - structured settlement annuity reinsurance agreement	23,380	—	—	23,380
Total	$23,781	$1,425	$(297)	$24,909
2,015
Interest rate contracts	$(178)	$—	$—	$(178)
Equity and index contracts	—	—	(155)	(155)
Embedded derivative financial instruments	—	(792)	283	(509)
Foreign currency contracts	427	—	—	427
Other contracts - structured settlement annuity reinsurance agreement	(5,172)	—	—	(5,172)
Total	$(4,923)	$(792)	$128	$(5,587)

The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements (“MNAs”) and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions that permit either party to net payments due for transactions and collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2017, the Company pledged $230 thousand in cash to counterparties as collateral posted under the MNA’s for contracts without credit-risk contingent features. The Company did not have any collateral pledged from counterparties. The Company has not incurred any losses on derivative

34

financial instruments due to counterparty nonperformance. Other derivatives, including futures and option contracts, are traded on organized exchanges which require margin deposits and guarantee the execution of trades, thereby mitigating any potential credit risk.

Counterparty credit exposure represents the Company’s potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the fair value of OTC derivative contracts with a positive fair value at the reporting date reduced by the effect, if any, of legally enforceable master netting agreements.

The following table summarizes the counterparty credit exposure as of December 31 by counterparty credit rating as it relates to the Company’s OTC derivatives.

($ in thousands)	2,017				2,016
Rating (1)	Number of counter-parties	Notional amount (2)	Credit exposure (2)	Exposure, net of collateral (2)	Number of counter-parties	Notional amount (2)	Credit exposure (2)	Exposure, net of collateral (2)
A+	2	$13,640	$305	$305	4	$34,304	$734	$734
_________________

(1)	Rating is the lower of S&P or Moody’s ratings.

(2)	Only OTC derivatives with a net positive fair value are included for each counterparty.

Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company’s senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

Certain of the Company’s derivative instruments contain credit-risk-contingent termination events, cross-default provisions and credit support annex agreements. Credit-risk-contingent termination events allow the counterparties to terminate the derivative agreement or a specific trade on certain dates if the Company’s financial strength credit ratings by Moody’s or S&P fall below a certain level. Credit-risk-contingent cross-default provisions allow the counterparties to terminate the derivative agreement if the Company defaults by pre-determined threshold amounts on certain debt instruments. Credit-risk-contingent credit support annex agreements specify the amount of collateral the Company must post to counterparties based on the Company’s financial strength credit ratings by Moody’s or S&P, or in the event the Company is no longer rated by either Moody’s or S&P.

The following summarizes the fair value of derivative instruments with termination, cross-default or collateral credit-risk-contingent features that are in a liability position as of December 31, as well as the fair value of assets that are netted against the liability in accordance with provisions within legally enforceable MNAs.

($ in thousands)	2,017	2,016
Gross liability fair value of contracts containing credit-risk-contingent features	$12	$—
Gross asset fair value of contracts containing credit-risk-contingent features and subject to MNAs	(12)	—
Maximum amount of additional exposure for contracts with credit-risk-contingent features if all features were triggered concurrently	$—	$—
Off-balance sheet financial instruments

The contractual amounts of off-balance-sheet financial instruments relating to commitments to invest in limited partnership interests totaled $174.5 million and $178.9 million as of December 31, 2017 and 2016, respectively. The contractual amounts of off-balance-sheet financial instruments relating to private placement commitments totaled $75 thousand as of both December 31, 2017 and 2016. The contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance sheet financial instruments with credit risk.

Commitments to invest in limited partnership interests represent agreements to acquire new or additional participation in certain limited partnership investments. The Company enters into these agreements in the normal course of business. Because the investments in limited partnerships are not actively traded, it is not practical to estimate the fair value of these commitments.

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Private placement commitments represent commitments to purchase private placement private equity securities at a future date. The Company enters into these agreements in the normal course of business. The fair value of these commitments generally cannot be estimated on the date the commitment is made as the terms and conditions of the underlying private placement securities are not yet final. Because the private equity securities are not actively traded, it is not practical to estimate fair value of the commitments.

8. Reserve for Life-Contingent Contract Benefits and Contractholder Funds

As of December 31, the reserve for life-contingent contract benefits consists of the following:

($ in thousands)	2017	2016
Immediate fixed annuities:
Structured settlement annuities	$2,023,451	$1,838,458
Other immediate fixed annuities	61,756	61,645
Traditional life insurance	242,197	226,909
Accident and health insurance	20,222	12,160
Other	1,340	1,716
Total reserve for life-contingent contract benefits	$2,348,966	$2,140,888

The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits.

Product	Mortality	Interest rate	Estimation method
Structured settlement annuities	U.S. population with projected calendar year improvements; mortality rates adjusted for each impaired life based on reduction in life expectancy	Interest rate assumptions range from 3.3% to 9.0%	Present value of contractually specified future benefits
Other immediate fixed annuities	1983 individual annuity mortality table; Annuity 2000 mortality table with internal modifications; Annuity 2000 mortality table	Interest rate assumptions range from 0% to 11.5%	Present value of expected future benefits based on historical experience
Traditional life insurance	Actual company experience plus loading	Interest rate assumptions range from 3.0% to 8.0%	Net level premium reserve method using the Company’s withdrawal experience rates; includes reserves for unpaid claims
Accident and health insurance	Actual company experience plus loading	Interest rate assumptions range from 3.5% to 6.0%	Unearned premium; additional contract reserves for mortality risk and unpaid claims
Other: Variable annuity guaranteed minimum death benefits (1)	Annuity 2012 mortality table with internal modifications	Interest rate assumptions range from 2.0% to 5.8%	Projected benefit ratio applied to cumulative assessments
______________________

(1)
In 2006, the Company disposed of its variable annuity business through a reinsurance agreement with The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. (collectively “Prudential”).

To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies. A liability of $222.3 million and $56.4 million is included in the reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2017 and 2016, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in AOCI.

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As of December 31, contractholder funds consist of the following:

($ in thousands)	2017	2016
Interest-sensitive life insurance	$744,610	$728,841
Investment contracts:
Fixed annuities	2,091,214	2,261,237
Other investment contracts	39,060	28,655
Total contractholder funds	$2,874,884	$3,018,733

The following table highlights the key contract provisions relating to contractholder funds:

Product	Interest rate	Withdrawal/surrender charges
Interest-sensitive life insurance	Interest rates credited range from 0% to 10.5% for equity-indexed life (whose returns are indexed to the S&P 500) and 2.7% to 5.1% for all other products	Either a percentage of account balance or dollar amount grading off generally over 20 years
Fixed annuities	Interest rates credited range from 0% to 9.0% for immediate annuities and 1.0% to 5.0% for other fixed annuities
Either a declining or a level percentage charge generally over ten years or less. Additionally, approximately 12.4% of fixed annuities are subject to market value adjustment for discretionary withdrawals

Other investment contracts: Guaranteed minimum income, accumulation and withdrawal benefits on variable annuities (1) and secondary guarantees on interest-sensitive life insurance and fixed annuities	Interest rates used in establishing reserves range from 1.7% to 10.3%	Withdrawal and surrender charges are based on the terms of the related interest-sensitive life insurance or fixed annuity contract
_______________________

(1)	In 2006, the Company disposed of its variable annuity business through a reinsurance agreement with Prudential.

Contractholder funds activity for the years ended December 31 is as follows:

($ in thousands)	2,017	2,016	2,015
Balance, beginning of year	$3,018,733	$3,185,887	$3,402,594
Deposits	103,107	105,671	103,041
Interest credited	97,355	102,805	108,730
Benefits	(108,819)	(122,109)	(137,834)
Surrenders and partial withdrawals	(166,388)	(172,856)	(211,171)
Contract charges	(74,733)	(73,866)	(72,575)
Net transfers from separate accounts	54	133	252
Other adjustments	5,575	(6,932)	(7,150)
Balance, end of year	$2,874,884	$3,018,733	$3,185,887

The Company offered various guarantees to variable annuity contractholders. In 2006, the Company disposed of its variable annuity business through a reinsurance agreement with Prudential. Liabilities for variable contract guarantees related to death benefits are included in the reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds. All liabilities for variable contract guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset.

Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. The account balances of variable annuities contracts’ separate accounts with guarantees included $243.7 million and $233.8 million of equity, fixed income and balanced mutual funds and $30.6 million and $39.8 million of money market mutual funds as of December 31, 2017 and 2016, respectively.

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The table below presents information regarding the Company’s variable annuity contracts with guarantees. The Company’s variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts’ separate accounts with guarantees.

($ in millions)	December 31,
	2017	2016
In the event of death
Separate account value	$274.3	$273.6
Net amount at risk (1)	$6.9	$8.5
Average attained age of contractholders	67 years	66 years
At annuitization (includes income benefit guarantees)
Separate account value	$20.5	$19.8
Net amount at risk (2)	$2.1	$2.5
Weighted average waiting period until annuitization options available	None	None
For cumulative periodic withdrawals
Separate account value	$17.4	$18.6
Net amount at risk (3)	$0.4	$0.4
Accumulation at specified dates
Separate account value	$32.3	$65.3
Net amount at risk (4)	$0.4	$1.4
Weighted average waiting period until guarantee date	4 years	2 years
________________________

(1)	Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance as of the balance sheet date.

(2)	Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.

(3)	Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance as of the balance sheet date.

(4)	Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

The liability for death and income benefit guarantees is equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract excess guarantee benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract excess guarantee benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future fund values, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the projected excess guaranteed minimum death benefit payments. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the projected account balance at the time of annuitization.

Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant’s attained age. The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.

Guarantees related to withdrawal and accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.

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The following table summarizes the liabilities for guarantees:

($ in thousands)	Liability for guarantees related to death benefits and interest-sensitive life products	Liability for guarantees related to income benefits	Liability for guarantees related to accumulation and withdrawal benefits	Total
Balance, December 31, 2016 (1)	$23,256	$961	$6,012	$30,229
Less reinsurance recoverables	1,574	956	6,012	8,542
Net balance as of December 31, 2016	21,682	5	—	21,687
Incurred guarantee benefits	4,905	—	—	4,905
Paid guarantee benefits	—	—	—	—
Net change	4,905	—	—	4,905
Net balance as of December 31, 2017	26,587	5	—	26,592
Plus reinsurance recoverables	1,340	457	3,075	4,872
Balance, December 31, 2017 (2)	$27,927	$462	$3,075	$31,464
Balance, December 31, 2015 (3)	$19,532	$1,579	$7,437	$28,548
Less reinsurance recoverables	1,735	1,575	7,437	10,747
Net balance as of December 31, 2015	17,797	4	—	17,801
Incurred guarantee benefits	3,885	1	—	3,886
Paid guarantee benefits	—	—	—	—
Net change	3,885	1	—	3,886
Net balance as of December 31, 2016	21,682	5	—	21,687
Plus reinsurance recoverables	1,574	956	6,012	8,542
Balance, December 31, 2016 (1)	$23,256	$961	$6,012	$30,229
_______________

(1)
Included in the total liability balance as of December 31, 2016 are reserves for variable annuity death benefits of $1.6 million, variable annuity income benefits of $0.9 million, variable annuity accumulation benefits of $5.7 million, variable annuity withdrawal benefits of $0.3 million and other guarantees of $21.7 million.

(2)
Included in the total liability balance as of December 31, 2017 are reserves for variable annuity death benefits of $1.3 million, variable annuity income benefits of $0.5 million, variable annuity accumulation benefits of $2.8 million, variable annuity withdrawal benefits of $0.3 million and other guarantees of $26.6 million.

(3)
Included in the total liability balance as of December 31, 2015 are reserves for variable annuity death benefits of $1.7 million, variable annuity income benefits of $1.6 million, variable annuity accumulation benefits of $6.8 million, variable annuity withdrawal benefits of $0.7 million and other guarantees of $17.8 million.

9. Reinsurance

The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.

As of December 31, 2017 and 2016, for certain term life insurance policies, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance. Further, the Company cedes the mortality risk associated with coverage in excess of $2 million per life to ALIC. Prior to July 1, 2013, the Company ceded mortality risk in excess of $250 thousand per life to ALIC.

In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $174.6 million and $179.9 million as of December 31, 2017 and 2016, respectively, due from Prudential related to the disposal of its variable annuity business that was effected through reinsurance agreements. In 2017, premiums and contract charges of $5.4 million, contract benefits of $(3.3) million, interest credited to contractholder funds of $4.8 million, and operating costs and expenses of $0.9 million were ceded to Prudential. In 2016, premiums and contract charges of $5.8 million, contract benefits of $(0.4) million, interest credited to contractholder funds of $4.8 million, and operating costs and expenses of $1.1 million were ceded to Prudential. In 2015, premiums and contract charges of $7.1 million, contract benefits of $1.4 million, interest credited to contractholder funds of $4.5 million, and operating costs and expenses of $1.1 million were ceded to Prudential. In addition, as of December 31, 2017 and 2016 the Company had reinsurance recoverables of $390 thousand and $162 thousand,

39

respectively, due from a subsidiary of Citigroup (Triton Insurance Company) in connection with the disposition of the direct response distribution business in 2003.

As of December 31, 2017, the gross life insurance in force was $42.33 billion of which $524.9 million and $8.62 billion was ceded to affiliated and unaffiliated reinsurers, respectively.

The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ in thousands)	2017	2016	2015
Direct	$185,875	$163,745	$158,836
Assumed - non-affiliate	672	652	741
Ceded
Affiliate	(1,730)	(1,607)	(1,379)
Non-affiliate	(17,705)	(18,200)	(20,032)
Premiums and contract charges, net of reinsurance	$167,112	$144,590	$138,166

The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ in thousands)	2017	2016	2015
Direct	$237,998	$219,527	$226,424
Assumed - non-affiliate	550	900	1,088
Ceded
Affiliate	(882)	1,331	(7,998)
Non-affiliate	(7,173)	(13,355)	(15,920)
Contract benefits, net of reinsurance	$230,493	$208,403	$203,594

The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ in thousands)	2017	2016	2015
Direct	$102,164	$107,522	$113,166
Assumed - non-affiliate	18	9	16
Ceded
Non-affiliate	(4,805)	(4,770)	(4,545)
Interest credited to contractholder funds, net of reinsurance	$97,377	$102,761	$108,637

In addition to amounts included in the table above are reinsurance premiums ceded to ALIC of $3.5 million in 2017 and $3.4 in each of 2016 and 2015 under the terms of the structured settlement annuity reinsurance agreement (see Note 4).
10. Deferred Policy Acquisition and Sales Inducement Costs

Deferred policy acquisition costs for the years ended December 31 are as follows:

($ in thousands)	2017	2016	2015
Balance, beginning of year	$137,358	$141,189	$135,282
Acquisition costs deferred	24,522	16,939	15,611
Amortization charged to income	(16,992)	(16,127)	(16,603)
Effect of unrealized gains and losses	1,445	(4,643)	6,899
Balance, end of year	$146,333	$137,358	$141,189

DSI activity, which primarily relates to interest-sensitive life contracts, for the years ended December 31 was as follows:

40

($ in thousands)	2017	2016	2015
Balance, beginning of year	$2,265	$2,349	$2,059
Sales inducements deferred	167	170	285
Amortization charged to income	(188)	(126)	(192)
Effect of unrealized gains and losses	34	(128)	197
Balance, end of year	$2,278	$2,265	$2,349
11. Guarantees and Contingent Liabilities

Guaranty funds

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency and the amount of the loss is reasonably estimable. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2017 and 2016, the liability balance included in other liabilities and accrued expenses was $760 thousand and $724 thousand, respectively. The related premium tax offsets included in other assets were $3.6 million as of both December 31, 2017 and 2016.

Guarantees

In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

Related to the disposal through reinsurance of the Company’s variable annuity business to Prudential in 2006, the Company, ALIC and the Corporation have agreed to indemnify Prudential for certain pre-closing contingent liabilities (including extra-contractual liabilities of the Company and liabilities specifically excluded from the transaction) that the Company and ALIC have agreed to retain. In addition, the Company, ALIC and the Corporation will each indemnify Prudential for certain post-closing liabilities that may arise from the acts of the Company and ALIC and their agents, including certain liabilities arising from the Company’s and ALIC’s provision of transition services. The reinsurance agreements contain no limitations or indemnifications with regard to insurance risk transfer, and transferred all of the future risks and responsibilities for performance on the underlying variable annuity contracts to Prudential, including those related to benefit guarantees. Management does not believe this agreement will have a material effect on results of operations, cash flows or financial position of the Company.

The aggregate liability balance related to all guarantees was not material as of December 31, 2017.

Regulation and Compliance

The Company is subject to extensive laws, regulations and regulatory actions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, impose fines and penalties for unintended errors or mistakes, and otherwise expand overall regulation of insurance products and the insurance industry. In addition, the Company is subject to laws and regulations administered and enforced by federal agencies and other organizations, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, and the U.S. Department of Justice. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.

41

12. Income Taxes

The Company joins with the Corporation and its other subsidiaries (the “Allstate Group”) in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group’s federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company’s annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

The Internal Revenue Service (“IRS”) is currently examining the Allstate Group’s 2013 and 2014 federal income tax returns and the exam is expected to be complete in the first quarter of 2018.  The IRS has also begun their examination of the Allstate Group’s 2015 and 2016 federal income tax returns.  The Allstate Group’s tax years prior to 2013 have been examined by the IRS and the statute of limitations has expired on those years.  Any adjustments that may result from IRS examinations of the Company’s tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

The Company had no liability for unrecognized tax benefits as of December 31, 2017, 2016 or 2015, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

Tax Reform

On December 22, 2017, Public Law 115-97, known as the Tax Cuts and Jobs Act of 2017 (“Tax Legislation”) became effective. The Tax Legislation impacts the Company generally in three areas:

1.Amends the U.S. Internal Revenue Code of 1986, as amended, which among other items, permanently reduces the corporate income tax rate from a maximum of 35% to 21% beginning January 1, 2018.

2.Contains several other provisions, such as limitations of deductibility of meals and entertainment and lobbying expenses and changes to the dividends received deduction.

3.Affects the timing of certain tax deductions for reserves and deferred acquisition costs, but does not impact the Company’s overall income tax expense.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in years in which those temporary differences are expected to be recovered or settled. Deferred tax assets and liabilities are adjusted through income tax expense as changes in tax laws or rates are enacted.

The Company revalued its deferred tax assets and liabilities at the new corporate income tax rate. The Company recorded a net tax benefit of $102.5 million, recognized as a reduction to income tax expense in the Company’s Consolidated Statements of Operations for the year ended December 31, 2017. The net benefit was primarily due to re-measurement of the Company’s deferred tax assets and liabilities. The Company’s effective income tax rate benefit for 2017 was 29.7% and included this one-time benefit of 65.1%.

The impact of the Tax Legislation may differ from the Company’s preliminary estimates due to, among other things, changes in interpretations and assumptions the Company has made, guidance that may be issued and actions the Company may take as a result of the Tax Legislation. Any potential adjustments made could be material in relation to the preliminary estimates recorded.

The components of the deferred income tax assets and liabilities as of December 31 are as follows:

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($ in thousands)	2017	2016
Deferred assets
Unrealized foreign currency translation adjustments on limited partnerships	$—	$378
Accrued liabilities	25	41
Other assets	5	55
Total deferred assets (1)	30	474
Deferred liabilities
Difference in tax bases of investments	(66,807)	(77,505)
Unrealized net capital gains	(37,520)	(98,184)
Life and annuity reserves	(28,526)	(40,491)
DAC	(19,240)	(29,807)
Unrealized foreign currency translation adjustments on limited partnerships	(552)	—
Other liabilities	(1,111)	(2,139)
Total deferred liabilities	(153,756)	(248,126)
Net deferred liability (1)	$(153,726)	$(247,652)
___________

(1)	Changes in deferred tax assets and liabilities primarily relate to the Tax Legislation.

Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company’s assessment that the deductions ultimately recognized for tax purposes will be fully utilized.

The components of income tax (benefit) expense for the years ended December 31 are as follows:

($ in thousands)	2017	2016	2015
Current	$12,837	$9,694	$31,062
Deferred	(59,572)	18,314	9,915
Total income tax (benefit) expense	$(46,735)	$28,008	$40,977

The Company paid income taxes of $6.8 million, $9.6 million and $53.3 million in 2017, 2016 and 2015, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

	2017	2016	2015
Statutory federal income tax rate - expense	35.0%	35.0%	35.0%
State income taxes	0.7	1.2	1.5
Tax Legislation adjustment	(65.1)	—	—
Other	(0.3)	(0.9)	(0.7)
Effective income tax rate - (benefit) expense	(29.7)%	35.3%	35.8%
13. Statutory Financial Information and Dividend Limitations

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The State of New York requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of New York Insurance Superintendent. Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.

Statutory net income (loss) was $50.8 million, $(12.6) million and $(63.9) million in 2017, 2016 and 2015, respectively. Statutory capital and surplus was $603.1 million and $520.1 million as of December 31, 2017 and 2016, respectively.

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Dividend Limitations

The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the New York Department of Financial Services (“NYDFS”) is limited to formula amounts based on capital and surplus and net gain from operations excluding realized capital gains and losses, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The Company did not pay any dividends in 2017. The maximum amount of dividends the Company will be able to pay without prior NYDFS approval at a given point in time during 2017 is $60.3 million. Any dividend must be paid out of unassigned surplus excluding unrealized appreciation from investments, which totaled $353.0 million as of December 31, 2017, and cannot result in capital and surplus being less than the minimum amount required by law.

Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital (“RBC”) requirements adopted by state insurance regulators. A company’s “authorized control level RBC” is calculated using various factors applied to certain financial balances and activity. Companies that do not maintain adjusted statutory capital and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements. Total adjusted statutory capital and surplus and authorized control level RBC of the Company were $656.5 million and $74.4 million, respectively, as of December 31, 2017.
14. Benefit Plans

Pension and other postretirement plans

Defined benefit pension plans, sponsored by the Corporation, cover most full-time employees, certain part-time employees and employee-agents. Benefits under the pension plans are based upon the employee’s length of service and eligible annual compensation. The cost allocated to the Company for the pension plans was $1.2 million, $1.0 million and $804 thousand in 2017, 2016 and 2015, respectively.

The Corporation has reserved the right to modify or terminate its benefit plans at any time and for any reason.

Allstate 401(k) Savings Plan

Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan (“Allstate Plan”). The Corporation’s contributions are based on the Corporation’s matching obligation and certain performance measures. The cost allocated to the Company for the Allstate Plan was $895 thousand, $842 thousand and $811 thousand in 2017, 2016 and 2015, respectively.

15. Other Comprehensive Income

The components of other comprehensive (loss) income on a pre-tax and after-tax basis for the years ended December 31 are as follows:

($ in thousands)	2017			2016			2015
	Pre- tax	Tax	After- tax	Pre- tax	Tax	After- tax	Pre- tax	Tax	After- tax
Unrealized net holding gains arising during the period, net of related offsets	$(89,152)	$31,203	$(57,949)	$15,344	$(5,370)	$9,974	$13,084	$(4,580)	$8,504
Less: reclassification adjustment of realized capital gains and losses	12,710	(4,449)	8,261	(22,431)	7,851	(14,580)	32,308	(11,308)	21,000
Unrealized net capital gains and losses	(101,862)	35,652	(66,210)	37,775	(13,221)	24,554	(19,224)	6,728	(12,496)
Unrealized foreign currency translation adjustments	3,706	(1,297)	2,409	1,751	(613)	1,138	(1,803)	631	(1,172)
Other comprehensive (loss) income	$(98,156)	$34,355	$(63,801)	$39,526	$(13,834)	$25,692	$(21,027)	$7,359	$(13,668)

44

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
SCHEDULE I - SUMMARY OF INVESTMENTS
OTHER THAN INVESTMENTS IN RELATED PARTIES
DECEMBER 31, 2017

($ in thousands)	Cost/ amortized cost	Fair value	Amount at which shown in the Balance Sheet
Type of investment
Fixed maturities:
Bonds:
United States government, government agencies and authorities	$115,747	$128,052	$128,052
States, municipalities and political subdivisions	615,231	729,333	729,333
Foreign governments	166,043	179,765	179,765
Public utilities	648,182	722,099	722,099
All other corporate bonds	2,921,833	3,073,632	3,073,632
Asset-backed securities	41,725	41,808	41,808
Residential mortgage-backed securities	20,666	21,955	21,955
Commercial mortgage-backed securities	11,855	11,408	11,408
Redeemable preferred stocks	8,726	9,673	9,673
Total fixed maturities	4,550,008	$4,917,725	4,917,725
Equity securities:
Common stocks:
Public utilities	4,015	$4,553	4,553
Banks, trusts and insurance companies	25,323	32,263	32,263
Industrial, miscellaneous and all other	120,903	155,736	155,736
Nonredeemable preferred stocks	1,922	1,981	1,981
Total equity securities	152,163	$194,533	194,533
Mortgage loans on real estate (none acquired in satisfaction of debt)	629,142	$655,601	629,142
Policy loans	39,589		39,589
Derivative instruments	3,106	$3,106	3,106
Limited partnership interests	363,237		363,237
Short-term investments	88,799	$88,786	88,786
Total investments	$5,826,044		$6,236,118

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ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
SCHEDULE IV - REINSURANCE

($ in thousands)	Gross amount	Ceded to other companies (1)	Assumed from other companies	Net amount	Percentage of amount assumed to net
Year ended December 31, 2017
Life insurance in force	$41,866,862	$9,142,525	$467,937	$33,192,274	1.4%
Premiums and contract charges:
Life insurance	$149,811	$18,316	$672	$132,167	0.5%
Accident and health insurance	36,064	1,119	—	34,945	—
Total premiums and contract charges	$185,875	$19,435	$672	$167,112	0.4%
Year ended December 31, 2016
Life insurance in force	$41,053,412	$9,300,738	$480,632	$32,233,306	1.5%
Premiums and contract charges:
Life insurance	$146,274	$18,584	$652	$128,342	0.5%
Accident and health insurance	17,471	1,223	—	16,248	—
Total premiums and contract charges	$163,745	$19,807	$652	$144,590	0.5%
Year ended December 31, 2015
Life insurance in force	$40,103,353	$9,581,863	$511,360	$31,032,850	1.6%
Premiums and contract charges:
Life insurance	$142,994	$20,251	$741	$123,484	0.6%
Accident and health insurance	15,842	1,160	—	14,682	—
Total premiums and contract charges	$158,836	$21,411	$741	$138,166	0.5%
__________________
(1) No reinsurance or coinsurance income was netted against premiums ceded in 2017, 2016 or 2015.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
SCHEDULE V - VALUATION ALLOWANCES AND QUALIFYING ACCOUNTS

($ in thousands)		Additions
Description	Balance as of beginning of period	Charged to costs and expenses	Other additions	Deductions	Balance as of end of period
Year ended December 31, 2017
Allowance for estimated losses on mortgage loans	$—	$—	$—	$—	$—
Year ended December 31, 2016
Allowance for estimated losses on mortgage loans	$—	$—	$—	$—	$—
Year ended December 31, 2015
Allowance for estimated losses on mortgage loans	$—	$—	$—	$—	$—

46

Allstate Life of New York Variable Life Separate Account A
Financial Statements as of December 31, 2017 and for the years ended December 31, 2017 and 2016, and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of
Allstate Life Insurance Company of New York and
Policyholders of Allstate Life of New York Variable Life Separate Account A:

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Life of New York Variable Life Separate Account A (the “Account”) as of December 31, 2017, and the related statements of operations for the year or the period then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights presented in Note 7 for each of the periods presented. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the individual sub-accounts disclosed in Note 1 as of December 31, 2017, the results of their operations for the year or period then ended, the changes in its net assets for each of the periods presented in the two years then ended, and the financial highlights as presented in Note 7 for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on each of the individual sub-account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
March 30, 2018

We have served as the auditor of Allstate Life Insurance Company of New York (the sponsor Company) since 1995.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2017

	AIM Variable	AIM Variable	AIM Variable	AIM Variable	AIM Variable	AIM Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Funds	Funds	Funds	Funds	Funds	Funds
	(Invesco Variable	(Invesco Variable	(Invesco Variable	(Invesco Variable	(Invesco Variable	(Invesco Variable
	Insurance Funds)	Insurance Funds)	Insurance Funds)	Insurance Funds)	Insurance Funds)	Insurance Funds)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
					Invesco V.I.
	Invesco V.I.	Invesco V.I.		Invesco V.I.	Growth and
	American	American	Invesco V.I.	Government	Income Fund	Invesco V.I.
	Franchise	Value	Core Equity	Securities	Series I	High Yield

ASSETS
Investments, at fair value	$262,283	$5,808	$21,787	$46,174	$295,510	$30,518

Total assets	$262,283	$5,808	$21,787	$46,174	$295,510	$30,518

NET ASSETS
Accumulation units	$262,283	$5,808	$21,787	$46,174	$295,510	$30,518

Total net assets	$262,283	$5,808	$21,787	$46,174	$295,510	$30,518

FUND SHARE INFORMATION
Number of shares	4,165	316	593	4,047	13,018	5,539

Cost of investments	$184,599	$5,241	$18,223	$47,818	$257,797	$29,625

ACCUMULATION UNIT VALUE (1)
Lowest	$20.26	$20.86	$21.68	$11.50	$21.68	$14.07

Highest	$20.26	$20.86	$21.68	$11.50	$42.67	$14.07

 (1) The high and low accumulation unit value ("AUV") are reported at the same amount where there is only one policy offered for investment in the Sub-Account. Otherwise, when more than one policy is available for investment, a high and low AUV is reported.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2017

	AIM Variable	AIM Variable	AIM Variable
	Insurance	Insurance	Insurance
	Funds	Funds	Funds
	(Invesco Variable	(Invesco Variable	(Invesco Variable	AllianceBernstein	AllianceBernstein	AllianceBernstein
	Insurance Funds)	Insurance Funds)	Insurance Funds)	Fund	Fund	Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
		Invesco V.I.		VPS	VPS	VPS
	Invesco V.I.	Mid Cap	Invesco V.I.	Growth	International	International
	Mid Cap	Growth	Value	and Income	Growth	Value
	Core Equity	Fund-Series II	Opportunity	Class A	Class A	Class A

ASSETS
Investments, at fair value	$113,482	$67,149	$89,320	$16,757	$24,255	$19,372

Total assets	$113,482	$67,149	$89,320	$16,757	$24,255	$19,372

NET ASSETS
Accumulation units	$113,482	$67,149	$89,320	$16,757	$24,255	$19,372

Total net assets	$113,482	$67,149	$89,320	$16,757	$24,255	$19,372

FUND SHARE INFORMATION
Number of shares	7,875	12,143	11,784	502	1,048	1,188

Cost of investments	$100,501	$47,808	$84,340	$13,411	$18,871	$16,345

ACCUMULATION UNIT VALUE
Lowest	$26.63	$30.15	$20.60	$21.89	$11.17	$9.26

Highest	$26.63	$30.15	$20.60	$21.89	$11.17	$9.26

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2017

			Alps Variable	Alps Variable	Alps Variable	Alps Variable
	AllianceBernstein	AllianceBernstein	Investments	Investments	Investments	Investments
	Fund	Fund	Trust	Trust	Trust	Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VPS	VPS	Morningstar	Morningstar	Morningstar	Morningstar
	Small Cap	Small/Mid Cap	Aggressive Growth	Balanced	Conservative ETF	Growth ETF
	Growth	Value	ETF Asset Allocation	ETF Asset Allocation	Asset Allocation	Asset Allocation
	Class A	Class A	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I

ASSETS
Investments, at fair value	$32,826	$2,591	$295,675	$341,249	$55,380	$494,512

Total assets	$32,826	$2,591	$295,675	$341,249	$55,380	$494,512

NET ASSETS
Accumulation units	$32,826	$2,591	$295,675	$341,249	$55,380	$494,512

Total net assets	$32,826	$2,591	$295,675	$341,249	$55,380	$494,512

FUND SHARE INFORMATION
Number of shares	1,873	120	22,692	30,226	4,962	40,701

Cost of investments	$30,044	$2,337	$260,425	$331,731	$55,514	$439,207

ACCUMULATION UNIT VALUE
Lowest	$28.64	$24.91	$17.05	$16.13	$13.80	$16.83

Highest	$28.64	$24.91	$26.41	$21.27	$14.92	$24.49

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2017

		Deutsche	Deutsche
		Investments	Investments		Fidelity	Fidelity
	Alps Variable	Variable	Variable	Deutsche	Variable	Variable
	Investments	Insurance	Insurance	Variable	Insurance	Insurance
	Trust	Trust	Trust	Series II	Products Fund	Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Morningstar Income	Deutsche	Deutsche	Deutsche
	and Growth ETF	Equity 500	Small Cap	Global Income
	Asset Allocation	Index VIP	Index VIP	Builder VIP	VIP Asset	VIP
	Portfolio Class I	Class A	Class A	Class A	Manager	Contrafund

ASSETS
Investments, at fair value	$132,374	$209,200	$64,216	$86,255	$86,030	$943,832

Total assets	$132,374	$209,200	$64,216	$86,255	$86,030	$943,832

NET ASSETS
Accumulation units	$132,374	$209,200	$64,216	$86,255	$86,030	$943,832

Total net assets	$132,374	$209,200	$64,216	$86,255	$86,030	$943,832

FUND SHARE INFORMATION
Number of shares	12,902	9,428	3,511	3,248	5,649	24,877

Cost of investments	$136,167	$148,685	$47,526	$73,163	$84,303	$683,638

ACCUMULATION UNIT VALUE
Lowest	$14.92	$42.11	$49.75	$20.40	$27.05	$21.28

Highest	$14.92	$42.11	$49.75	$20.40	$27.05	$48.93

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2017

	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity
	Variable	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
			VIP Government
	VIP		Money Market		VIP	VIP
	Emerging	VIP	Portfolio		Growth	High
	Markets	Equity-Income	Initial Class	VIP Growth	& Income	Income

ASSETS
Investments, at fair value	$15,939	$866,752	$493,404	$1,015,154	$46,402	$17,899

Total assets	$15,939	$866,752	$493,404	$1,015,154	$46,402	$17,899

NET ASSETS
Accumulation units	$15,939	$866,752	$493,404	$1,015,154	$46,402	$17,899

Total net assets	$15,939	$866,752	$493,404	$1,015,154	$46,402	$17,899

FUND SHARE INFORMATION
Number of shares	1,303	36,281	493,404	13,709	2,043	3,284

Cost of investments	$12,083	$757,125	$493,404	$603,456	$37,045	$18,354

ACCUMULATION UNIT VALUE
Lowest	$14.90	$18.63	$10.40	$23.24	$20.98	$18.24

Highest	$14.90	$33.76	$14.78	$34.73	$20.98	$18.24

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2017

	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity
	Variable	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

		VIP	VIP	VIP		VIP
	VIP	Index 500 -	Investment	Mid	VIP	Real
	Index 500	Service Class	Grade Bond	Cap	Overseas	Estate

ASSETS
Investments, at fair value	$874,263	$210,281	$319,857	$52,729	$290,343	$28,546

Total assets	$874,263	$210,281	$319,857	$52,729	$290,343	$28,546

NET ASSETS
Accumulation units	$874,263	$210,281	$319,857	$52,729	$290,343	$28,546

Total net assets	$874,263	$210,281	$319,857	$52,729	$290,343	$28,546

FUND SHARE INFORMATION
Number of shares	3,224	778	24,989	1,354	12,695	1,468

Cost of investments	$572,619	$147,814	$319,457	$44,579	$225,588	$27,038

ACCUMULATION UNIT VALUE
Lowest	$34.83	$23.06	$15.35	$22.75	$25.40	$18.63

Highest	$34.83	$23.06	$18.67	$22.75	$25.40	$18.63

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2017

	Fidelity
	Variable	Franklin	Franklin	Franklin	Franklin	Franklin
	Insurance	Templeton	Templeton	Templeton	Templeton	Templeton
	Products Fund	Investments	Investments	Investments	Investments	Investments
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
		Franklin	Franklin Mutual	Franklin	Franklin	Franklin
	VIP	Income	Global	Mutual	Small	Small-Mid
	Value	VIP	Discovery	Shares	Cap Value	Cap Growth
	Strategies	Fund Class 1	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1

ASSETS
Investments, at fair value	$8,549	$19,102	$4,585	$5,382	$45,516	$19,280

Total assets	$8,549	$19,102	$4,585	$5,382	$45,516	$19,280

NET ASSETS
Accumulation units	$8,549	$19,102	$4,585	$5,382	$45,516	$19,280

Total net assets	$8,549	$19,102	$4,585	$5,382	$45,516	$19,280

FUND SHARE INFORMATION
Number of shares	599	1,142	225	260	2,228	978

Cost of investments	$8,077	$17,993	$4,612	$4,992	$41,302	$19,689

ACCUMULATION UNIT VALUE
Lowest	$21.16	$17.44	$18.40	$17.66	$23.20	$22.02

Highest	$21.16	$17.44	$18.40	$17.66	$23.20	$22.02

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2017

	Franklin	Franklin	Franklin
	Templeton	Templeton	Templeton	Janus Aspen	Janus Aspen	Janus Aspen
	Investments	Investments	Investments	Series	Series	Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Franklin	Franklin	Templeton	Janus Henderson	Janus Henderson	Janus Henderson
	Strategic	U.S. Government	Global	Balanced	Enterprise	Flexible
	Income	Securities	Bond	Portfolio	Portfolio	Bond Portfolio
	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1	Institutional Shares	Institutional Shares	Institutional Shares

ASSETS
Investments, at fair value	$9,922	$16,527	$25,673	$20,852	$22,362	$18,326

Total assets	$9,922	$16,527	$25,673	$20,852	$22,362	$18,326

NET ASSETS
Accumulation units	$9,922	$16,527	$25,673	$20,852	$22,362	$18,326

Total net assets	$9,922	$16,527	$25,673	$20,852	$22,362	$18,326

FUND SHARE INFORMATION
Number of shares	887	1,337	1,496	591	317	1,568

Cost of investments	$10,193	$17,777	$27,406	$17,879	$18,593	$19,339

ACCUMULATION UNIT VALUE
Lowest	$16.34	$13.03	$16.65	$21.34	$25.97	$16.27

Highest	$16.34	$13.03	$16.65	$21.34	$25.97	$16.27

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2017

					Janus Aspen	Janus Aspen
	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen	Series	Series
	Series	Series	Series	Series	(Service Shares)	(Service Shares)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson		Janus Henderson
	Forty	Global	Mid	Overseas	Janus Henderson	Global Research
	Portfolio	Technology Portfolio	Cap Value Portfolio	Portfolio	Balanced Portfolio	Portfolio
	Institutional Shares	Institutional Shares	Institutional Shares	Institutional Shares	Service Shares	Service Shares

ASSETS
Investments, at fair value	$132,267	$17,151	$9,626	$28,197	$379,423	$46,827

Total assets	$132,267	$17,151	$9,626	$28,197	$379,423	$46,827

NET ASSETS
Accumulation units	$132,267	$17,151	$9,626	$28,197	$379,423	$46,827

Total net assets	$132,267	$17,151	$9,626	$28,197	$379,423	$46,827

FUND SHARE INFORMATION
Number of shares	3,327	1,504	534	882	10,230	933

Cost of investments	$118,464	$11,829	$8,923	$28,491	$301,038	$28,925

ACCUMULATION UNIT VALUE
Lowest	$21.02	$33.09	$21.38	$9.18	$34.81	$29.84

Highest	$41.89	$33.09	$21.38	$9.18	$34.81	$29.84

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2017

				Legg Mason	Legg Mason
	Janus Aspen	Janus Aspen	Lazard	Partners	Partners	MFS Variable
	Series	Series	Retirement	Variable	Variable	Insurance
	(Service Shares)	(Service Shares)	Series, Inc.	Portfolios I, Inc.	Portfolios I, Inc.	Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Janus Henderson	Janus Henderson		ClearBridge	Western Assets
	Mid Cap Value	Overseas	Emerging	Variable	Variable Global
	Portfolio	Portfolio	Markets	Large Cap Value	High Yield Bond	MFS High
	Service Shares	Service Shares	Equity	Portfolio Class I	Portfolio Class I	Yield Portfolio

ASSETS
Investments, at fair value	$163,365	$99,849	$36,893	$164,337	$108,521	$57,313

Total assets	$163,365	$99,849	$36,893	$164,337	$108,521	$57,313

NET ASSETS
Accumulation units	$163,365	$99,849	$36,893	$164,337	$108,521	$57,313

Total net assets	$163,365	$99,849	$36,893	$164,337	$108,521	$57,313

FUND SHARE INFORMATION
Number of shares	9,340	3,248	1,564	7,669	14,866	9,933

Cost of investments	$145,550	$112,225	$30,642	$151,810	$114,786	$60,067

ACCUMULATION UNIT VALUE
Lowest	$32.69	$9.02	$64.10	$28.91	$23.45	$12.44

Highest	$32.69	$9.02	$64.10	$28.91	$23.45	$12.44

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2017

	MFS Variable	MFS Variable	MFS Variable	MFS Variable	MFS Variable	MFS Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Trust	Trust	Trust	Trust	Trust	Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
		MFS Mass
		Investors Growth
	MFS Investors	Stock Series -	MFS New	MFS Total
	Trust	Initial Class	Discovery	Return	MFS Utilities	MFS Value

ASSETS
Investments, at fair value	$20,992	$63,699	$197,484	$107,102	$73,217	$73,094

Total assets	$20,992	$63,699	$197,484	$107,102	$73,217	$73,094

NET ASSETS
Accumulation units	$20,992	$63,699	$197,484	$107,102	$73,217	$73,094

Total net assets	$20,992	$63,699	$197,484	$107,102	$73,217	$73,094

FUND SHARE INFORMATION
Number of shares	698	3,425	9,825	4,336	2,482	3,494

Cost of investments	$16,588	$59,381	$144,895	$91,615	$67,628	$55,143

ACCUMULATION UNIT VALUE
Lowest	$31.34	$13.43	$57.20	$33.93	$60.70	$33.71

Highest	$31.34	$13.43	$57.20	$33.93	$60.70	$33.71

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2017

	Morgan Stanley	Morgan Stanley	Morgan Stanley	Oppenheimer	Oppenheimer	Oppenheimer
	Variable Insurance	Variable Insurance	Variable Insurance	Variable	Variable	Variable
	Fund, Inc.	Fund, Inc.	Fund, Inc.	Account Funds	Account Funds	Account Funds
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Morgan Stanley	Morgan Stanley	Morgan Stanley
	VIF Emerging	VIF	VIF U.S.	Oppenheimer	Oppenheimer
	Markets Equity	Growth	Real Estate	Conservative	Discovery	Oppenheimer
	Portfolio Class I	Portfolio Class I	Portfolio Class I	Balance Fund	MidCap Growth	Global

ASSETS
Investments, at fair value	$21,670	$100,950	$129,378	$17,661	$134,186	$15,517

Total assets	$21,670	$100,950	$129,378	$17,661	$134,186	$15,517

NET ASSETS
Accumulation units	$21,670	$100,950	$129,378	$17,661	$134,186	$15,517

Total net assets	$21,670	$100,950	$129,378	$17,661	$134,186	$15,517

FUND SHARE INFORMATION
Number of shares	1,228	3,118	5,957	1,109	1,593	327

Cost of investments	$16,953	$71,894	$93,061	$15,676	$91,189	$11,853

ACCUMULATION UNIT VALUE
Lowest	$11.12	$29.48	$48.57	$12.89	$26.58	$20.82

Highest	$11.12	$45.69	$48.57	$12.89	$26.58	$20.82

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2017

	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer
	Variable	Variable	Variable	Variable	Variable	Variable
	Account Funds	Account Funds	Account Funds	Account Funds	Account Funds	Account Funds
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
		Oppenheimer			Oppenheimer
	Oppenheimer	Global	Oppenheimer		Main Street	Oppenheimer
	Global Fund/VA-	Strategic	International	Oppenheimer	Small	Total Return
	Service Shares	Income	Growth Fund/VA	Main Street	Cap	Bond Fund/VA

ASSETS
Investments, at fair value	$434,663	$5,586	$114,642	$9,901	$726,061	$6,918

Total assets	$434,663	$5,586	$114,642	$9,901	$726,061	$6,918

NET ASSETS
Accumulation units	$434,663	$5,586	$114,642	$9,901	$726,061	$6,918

Total net assets	$434,663	$5,586	$114,642	$9,901	$726,061	$6,918

FUND SHARE INFORMATION
Number of shares	9,272	1,089	44,263	307	28,153	884

Cost of investments	$298,909	$5,596	$84,975	$9,365	$558,119	$6,898

ACCUMULATION UNIT VALUE
Lowest	$32.44	$14.78	$16.14	$10.91	$25.39	$10.38

Highest	$32.44	$14.78	$53.15	$10.91	$55.56	$10.38

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2017

	PIMCO	PIMCO	PIMCO	Putnam	Putnam
	Variable	Variable	Variable	Variable	Variable	Rydex
	Insurance	Insurance	Insurance	Trust	Trust	Variable
	Trust	Trust	Trust	(Class IA)	(Class IA)	Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
						Guggenheim
					VT International	VT U.S.
		PIMCO	PIMCO	VT High Yield	Value Fund	Long Short
	Foreign Bond	Real Return	Total Return	(Class IA)	(Class IA)	Equity Fund

ASSETS
Investments, at fair value	$45,606	$119,121	$238,806	$84,303	$29,353	$32,960

Total assets	$45,606	$119,121	$238,806	$84,303	$29,353	$32,960

NET ASSETS
Accumulation units	$45,606	$119,121	$238,806	$84,303	$29,353	$32,960

Total net assets	$45,606	$119,121	$238,806	$84,303	$29,353	$32,960

FUND SHARE INFORMATION
Number of shares	4,227	9,591	21,829	12,871	2,505	1,874

Cost of investments	$44,166	$123,307	$238,167	$84,029	$22,705	$23,920

ACCUMULATION UNIT VALUE
Lowest	$22.76	$17.70	$22.04	$31.71	$30.56	$27.24

Highest	$22.76	$17.70	$22.04	$31.71	$30.56	$27.24

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2017

	T. Rowe Price	T. Rowe Price	The	The	The	The
	Equity	Equity	Alger	Alger	Alger	Alger
	Series, Inc.	Series, Inc.	Portfolios	Portfolios	Portfolios	Portfolios
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
				Alger	Alger	Alger
	T. Rowe Price		Alger	Capital	Large Cap	MidCap
	Blue Chip	T. Rowe Price	Balanced	Appreciation	Growth	Growth
	Growth	Equity Income	Class I-2	Class I-2	Class I-2	Class I-2

ASSETS
Investments, at fair value	$254,468	$475,764	$6,660	$305,653	$280,802	$402,569

Total assets	$254,468	$475,764	$6,660	$305,653	$280,802	$402,569

NET ASSETS
Accumulation units	$254,468	$475,764	$6,660	$305,653	$280,802	$402,569

Total net assets	$254,468	$475,764	$6,660	$305,653	$280,802	$402,569

FUND SHARE INFORMATION
Number of shares	8,151	16,254	387	3,699	4,558	16,103

Cost of investments	$100,375	$390,899	$6,109	$222,757	$224,294	$250,847

ACCUMULATION UNIT VALUE
Lowest	$38.32	$39.71	$17.28	$26.71	$20.74	$17.57

Highest	$38.32	$39.71	$17.28	$60.98	$31.16	$44.69

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2017

	VanEck	VanEck
	VIP	VIP
	Trust	Trust
	Sub-Account	Sub-Account
	VanEck VIP	VanEck VIP
	Emerging	Global
	Markets	Hard Assets
	Fund Initial Class	Fund Initial Class

ASSETS
Investments, at fair value	$141,927	$47,522

Total assets	$141,927	$47,522

NET ASSETS
Accumulation units	$141,927	$47,522

Total net assets	$141,927	$47,522

FUND SHARE INFORMATION
Number of shares	9,080	2,003

Cost of investments	$106,565	$47,866

ACCUMULATION UNIT VALUE
Lowest	$42.98	$27.61

Highest	$42.98	$27.61

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	AIM Variable	AIM Variable	AIM Variable	AIM Variable	AIM Variable	AIM Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Funds	Funds	Funds	Funds	Funds	Funds
	(Invesco Variable	(Invesco Variable	(Invesco Variable	(Invesco Variable	(Invesco Variable	(Invesco Variable
	Insurance Funds)*	Insurance Funds)*	Insurance Funds)*	Insurance Funds)*	Insurance Funds)*	Insurance Funds)*
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
					Invesco V.I.
	Invesco V.I.	Invesco V.I.		Invesco V.I.	Growth and
	American	American	Invesco V.I.	Government	Income Fund	Invesco V.I.
	Franchise	Value	Core Equity	Securities	Series I	High Yield

NET INVESTMENT INCOME (LOSS)
Dividends	$203	$44	$215	$951	$4,195	$1,213

Net investment income (loss)	203	44	215	951	4,195	1,213

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	21,569	607	412	2,882	6,946	1,287
Cost of investments sold	14,100	581	328	2,972	6,295	1,229

Realized gains (losses)
on fund shares	7,469	26	84	(90)	651	58

Realized gain distributions	19,842	63	1,076	—	11,525	—

Net realized gains (losses)	27,311	89	1,160	(90)	12,176	58

Change in unrealized gains (losses)	30,259	379	1,114	(3)	20,402	535

Net realized and change in unrealized
gains (losses) on investments	57,570	468	2,274	(93)	32,578	593

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$57,773	$512	$2,489	$858	$36,773	$1,806

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	AIM Variable	AIM Variable	AIM Variable
	Insurance	Insurance	Insurance
	Funds	Funds	Funds
	(Invesco Variable	(Invesco Variable	(Invesco Variable	AllianceBernstein	AllianceBernstein	AllianceBernstein
	Insurance Funds)*	Insurance Funds)*	Insurance Funds)*	Fund	Fund	Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
		Invesco V.I.		VPS	VPS	VPS
	Invesco V.I.	Mid Cap	Invesco V.I.	Growth	International	International
	Mid Cap	Growth	Value	and Income	Growth	Value
	Core Equity	Fund-Series II*	Opportunity	Class A	Class A	Class A

NET INVESTMENT INCOME (LOSS)
Dividends	$564	$—	$335	$209	$251	$403

Net investment income (loss)	564	—	335	209	251	403

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	5,023	4,576	10,465	821	2,547	945
Cost of investments sold	4,713	3,119	10,965	599	2,105	850

Realized gains (losses)
on fund shares	310	1,457	(500)	222	442	95

Realized gain distributions	2,184	4,139	—	1,238	—	—

Net realized gains (losses)	2,494	5,596	(500)	1,460	442	95

Change in unrealized gains (losses)	11,460	6,795	13,717	836	5,651	3,455

Net realized and change in unrealized
gains (losses) on investments	13,954	12,391	13,217	2,296	6,093	3,550

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$14,518	$12,391	$13,552	$2,505	$6,344	$3,953

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

			Alps Variable	Alps Variable	Alps Variable	Alps Variable
	AllianceBernstein	AllianceBernstein	Investments	Investments	Investments	Investments
	Fund	Fund	Trust*	Trust*	Trust*	Trust*
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VPS	VPS	Morningstar	Morningstar	Morningstar	Morningstar
	Small Cap	Small/Mid Cap	Aggressive Growth	Balanced	Conservative ETF	Growth ETF
	Growth	Value	ETF Asset Allocation	ETF Asset Allocation	Asset Allocation	Asset Allocation
	Class A	Class A	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I

NET INVESTMENT INCOME (LOSS)
Dividends	$—	$12	$3,927	$6,162	$1,090	$7,240

Net investment income (loss)	—	12	3,927	6,162	1,090	7,240

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	2,642	1,813	11,738	20,387	3,592	37,840
Cost of investments sold	3,151	1,725	9,886	18,884	3,620	33,589

Realized gains (losses)
on fund shares	(509)	88	1,852	1,503	(28)	4,251

Realized gain distributions	—	133	16,173	20,042	258	24,137

Net realized gains (losses)	(509)	221	18,025	21,545	230	28,388

Change in unrealized gains (losses)	8,527	125	24,197	11,207	1,746	34,308

Net realized and change in unrealized
gains (losses) on investments	8,018	346	42,222	32,752	1,976	62,696

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$8,018	$358	$46,149	$38,914	$3,066	$69,936

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

		Deutsche	Deutsche
		Investments	Investments		Fidelity	Fidelity
	Alps Variable	Variable	Variable	Deutsche	Variable	Variable
	Investments	Insurance	Insurance	Variable	Insurance	Insurance
	Trust*	Trust	Trust	Series II	Products Fund	Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Morningstar Income	Deutsche	Deutsche	Deutsche
	and Growth ETF	Equity 500	Small Cap	Global Income
	Asset Allocation	Index VIP	Index VIP	Builder VIP	VIP Asset	VIP
	Portfolio Class I	Class A	Class A	Class A	Manager	Contrafund

NET INVESTMENT INCOME (LOSS)
Dividends	$2,644	$3,258	$697	$2,334	$1,543	$8,755

Net investment income (loss)	2,644	3,258	697	2,334	1,543	8,755

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	33,868	8,218	18,624	2,848	4,717	46,531
Cost of investments sold	34,286	6,001	14,189	2,511	4,680	34,131

Realized gains (losses)
on fund shares	(418)	2,217	4,435	337	37	12,400

Realized gain distributions	6,058	9,152	2,698	—	8,720	45,203

Net realized gains (losses)	5,640	11,369	7,133	337	8,757	57,603

Change in unrealized gains (losses)	3,384	22,269	1,541	9,498	234	103,031

Net realized and change in unrealized
gains (losses) on investments	9,024	33,638	8,674	9,835	8,991	160,634

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$11,668	$36,896	$9,371	$12,169	$10,534	$169,389

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity
	Variable	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
			VIP Government
	VIP		Money Market		VIP	VIP
	Emerging	VIP	Portfolio		Growth	High
	Markets	Equity-Income	Initial Class*	VIP Growth	& Income	Income

NET INVESTMENT INCOME (LOSS)
Dividends	$88	$14,054	$3,311	$1,960	$537	$934

Net investment income (loss)	88	14,054	3,311	1,960	537	934

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	1,032	24,970	124,775	39,759	5,789	3,164
Cost of investments sold	867	22,927	124,775	23,397	4,637	3,170

Realized gains (losses)
on fund shares	165	2,043	—	16,362	1,152	(6)

Realized gain distributions	14	16,240	—	63,145	921	—

Net realized gains (losses)	179	18,283	—	79,507	2,073	(6)

Change in unrealized gains (losses)	4,211	65,540	—	182,628	3,726	249

Net realized and change in unrealized
gains (losses) on investments	4,390	83,823	—	262,135	5,799	243

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$4,478	$97,877	$3,311	$264,095	$6,336	$1,177

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity
	Variable	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

		VIP	VIP	VIP		VIP
	VIP	Index 500 -	Investment	Mid	VIP	Real
	Index 500	Service Class	Grade Bond	Cap	Overseas	Estate

NET INVESTMENT INCOME (LOSS)
Dividends	$14,416	$3,336	$7,530	$350	$3,816	$484

Net investment income (loss)	14,416	3,336	7,530	350	3,816	484

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	134,246	67,817	25,557	16,205	24,006	3,754
Cost of investments sold	93,152	43,396	25,353	15,038	19,277	3,390

Realized gains (losses)
on fund shares	41,094	24,421	204	1,167	4,729	364

Realized gain distributions	2,359	676	1,354	2,436	249	1,342

Net realized gains (losses)	43,453	25,097	1,558	3,603	4,978	1,706

Change in unrealized gains (losses)	96,730	15,040	3,628	5,794	60,262	(1,286)

Net realized and change in unrealized
gains (losses) on investments	140,183	40,137	5,186	9,397	65,240	420

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$154,599	$43,473	$12,716	$9,747	$69,056	$904

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	Fidelity
	Variable	Franklin	Franklin	Franklin	Franklin	Franklin
	Insurance	Templeton	Templeton	Templeton	Templeton	Templeton
	Products Fund	Investments	Investments	Investments	Investments	Investments
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
		Franklin	Franklin	Franklin Mutual	Franklin	Franklin
	VIP	High Income	Income	Global	Mutual	Small
	Value	VIP	VIP	Discovery VIP	Shares VIP	Cap Value VIP
	Strategies	Fund Class 1*	Fund Class 1	Fund Class 1	Fund Class 1	Fund Class 1

NET INVESTMENT INCOME (LOSS)
Dividends	$117	$8,261	$804	$83	$132	$309

Net investment income (loss)	117	8,261	804	83	132	309

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	1,422	15,347	3,158	742	680	5,331
Cost of investments sold	1,322	23,732	3,046	770	613	5,069

Realized gains (losses)
on fund shares	100	(8,385)	112	(28)	67	262

Realized gain distributions	1,801	—	—	231	216	2,890

Net realized gains (losses)	1,901	(8,385)	112	203	283	3,152

Change in unrealized gains (losses)	(683)	512	847	46	10	1,111

Net realized and change in unrealized
gains (losses) on investments	1,218	(7,873)	959	249	293	4,263

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$1,335	$388	$1,763	$332	$425	$4,572

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	Franklin	Franklin	Franklin	Franklin
	Templeton	Templeton	Templeton	Templeton	Janus Aspen	Janus Aspen
	Investments	Investments	Investments	Investments	Series	Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Franklin	Franklin	Franklin	Templeton	Janus Henderson	Janus Henderson
	Small-Mid	Strategic	U.S. Government	Global	Balanced	Enterprise
	Cap Growth VIP	Income VIP	Securities VIP	Bond VIP	Portfolio	Portfolio
	Fund Class 1	Fund Class 1	Fund Class 1	Fund Class 1	Institutional Shares*	Institutional Shares*

NET INVESTMENT INCOME (LOSS)
Dividends	$—	$302	$457	$—	$305	$51

Net investment income (loss)	—	302	457	—	305	51

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	1,761	1,645	538	1,535	2,655	6,827
Cost of investments sold	2,026	1,755	580	1,647	2,290	5,582

Realized gains (losses)
on fund shares	(265)	(110)	(42)	(112)	365	1,245

Realized gain distributions	1,525	—	—	77	38	1,252

Net realized gains (losses)	1,260	(110)	(42)	(35)	403	2,497

Change in unrealized gains (losses)	2,099	249	(149)	529	2,422	1,975

Net realized and change in unrealized
gains (losses) on investments	3,359	139	(191)	494	2,825	4,472

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$3,359	$441	$266	$494	$3,130	$4,523

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

						Janus Aspen
	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen	Series
	Series	Series	Series	Series	Series	(Service Shares)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson
	Flexible	Forty	Global	Mid	Overseas	Janus Henderson
	Bond Portfolio	Portfolio	Technology Portfolio	Cap Value Portfolio	Portfolio	Balanced Portfolio
	Institutional Shares*	Institutional Shares*	Institutional Shares*	Institutional Shares*	Institutional Shares*	Service Shares*

NET INVESTMENT INCOME (LOSS)
Dividends	$529	$—	$—	$69	$424	$4,841

Net investment income (loss)	529	—	—	69	424	4,841

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	1,106	4,325	3,669	352	4,093	9,577
Cost of investments sold	1,170	4,189	2,548	352	5,157	7,893

Realized gains (losses)
on fund shares	(64)	136	1,121	—	(1,064)	1,684

Realized gain distributions	—	6,344	947	312	—	664

Net realized gains (losses)	(64)	6,480	2,068	312	(1,064)	2,348

Change in unrealized gains (losses)	166	23,974	3,101	758	6,682	50,053

Net realized and change in unrealized
gains (losses) on investments	102	30,454	5,169	1,070	5,618	52,401

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$631	$30,454	$5,169	$1,139	$6,042	$57,242

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

					Legg Mason	Legg Mason
	Janus Aspen	Janus Aspen	Janus Aspen	Lazard	Partners	Partners
	Series	Series	Series	Retirement	Variable	Variable
	(Service Shares)	(Service Shares)	(Service Shares)	Series, Inc.	Portfolios I, Inc.	Portfolios I, Inc.
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Janus Henderson	Janus Henderson	Janus Henderson		ClearBridge	Western Assets
	Global Research	Mid Cap Value	Overseas	Emerging	Variable	Variable Global
	Portfolio	Portfolio	Portfolio	Markets	Large Cap Value	High Yield Bond
	Service Shares*	Service Shares*	Service Shares*	Equity	Portfolio Class I	Portfolio Class I

NET INVESTMENT INCOME (LOSS)
Dividends	$299	$962	$1,442	$592	$2,172	$5,649

Net investment income (loss)	299	962	1,442	592	2,172	5,649

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	3,719	8,125	5,344	2,796	7,364	3,591
Cost of investments sold	2,427	7,548	7,161	2,529	6,915	3,727

Realized gains (losses)
on fund shares	1,292	577	(1,817)	267	449	(136)

Realized gain distributions	—	5,619	—	—	4,661	—

Net realized gains (losses)	1,292	6,196	(1,817)	267	5,110	(136)

Change in unrealized gains (losses)	8,433	12,344	23,761	6,924	14,026	2,971

Net realized and change in unrealized
gains (losses) on investments	9,725	18,540	21,944	7,191	19,136	2,835

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$10,024	$19,502	$23,386	$7,783	$21,308	$8,484

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	MFS Variable	MFS Variable	MFS Variable	MFS Variable	MFS Variable	MFS Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Trust	Trust	Trust	Trust	Trust	Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
			MFS Mass
			Investors Growth
	MFS High	MFS Investors	Stock Series -	MFS New	MFS Total
	Yield Portfolio	Trust	Initial Class	Discovery	Return	MFS Utilities

NET INVESTMENT INCOME (LOSS)
Dividends	$3,566	$142	$379	$—	$2,346	$3,025

Net investment income (loss)	3,566	142	379	—	2,346	3,025

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	2,496	1,549	3,325	14,742	4,794	9,594
Cost of investments sold	2,565	1,253	3,363	11,322	4,061	8,486

Realized gains (losses)
on fund shares	(69)	296	(38)	3,420	733	1,108

Realized gain distributions	—	765	3,020	3,501	2,730	—

Net realized gains (losses)	(69)	1,061	2,982	6,921	3,463	1,108

Change in unrealized gains (losses)	30	2,816	10,782	35,531	5,690	5,069

Net realized and change in unrealized
gains (losses) on investments	(39)	3,877	13,764	42,452	9,153	6,177

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$3,527	$4,019	$14,143	$42,452	$11,499	$9,202

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	MFS Variable	Morgan Stanley	Morgan Stanley	Morgan Stanley	Oppenheimer	Oppenheimer
	Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable	Variable
	Trust	Fund, Inc.*	Fund, Inc.*	Fund, Inc.*	Account Funds	Account Funds
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
		Morgan Stanley	Morgan Stanley	Morgan Stanley
		VIF Emerging	VIF	VIF U.S.	Oppenheimer	Oppenheimer
		Markets Equity	Growth	Real Estate	Conservative	Discovery
	MFS Value	Portfolio Class I*	Portfolio Class I*	Portfolio Class I*	Balance Fund	MidCap Growth

NET INVESTMENT INCOME (LOSS)
Dividends	$1,285	$141	$—	$1,862	$265	$37

Net investment income (loss)	1,285	141	—	1,862	265	37

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	14,469	485	8,914	3,219	634	8,572
Cost of investments sold	10,792	423	6,606	2,217	533	5,677

Realized gains (losses)
on fund shares	3,677	62	2,308	1,002	101	2,895

Realized gain distributions	2,630	—	7,625	—	—	12,086

Net realized gains (losses)	6,307	62	9,933	1,002	101	14,981

Change in unrealized gains (losses)	3,867	5,202	21,733	1,045	870	15,401

Net realized and change in unrealized
gains (losses) on investments	10,174	5,264	31,666	2,047	971	30,382

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$11,459	$5,405	$31,666	$3,909	$1,236	$30,419

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer
	Variable	Variable	Variable	Variable	Variable	Variable
	Account Funds	Account Funds	Account Funds	Account Funds	Account Funds	Account Funds
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
				Oppenheimer
			Oppenheimer	Global	Oppenheimer
	Oppenheimer	Oppenheimer	Global Fund/VA-	Strategic	International	Oppenheimer
	Equity Income*	Global	Service Shares*	Income	Growth Fund/VA*	Main Street*

NET INVESTMENT INCOME (LOSS)
Dividends	$189	$118	$2,769	$120	$1,515	$107

Net investment income (loss)	189	118	2,769	120	1,515	107

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	8,724	1,187	22,703	1,395	8,692	638
Cost of investments sold	7,988	937	17,267	1,461	6,623	625

Realized gains (losses)
on fund shares	736	250	5,436	(66)	2,069	13

Realized gain distributions	—	—	—	—	—	144

Net realized gains (losses)	736	250	5,436	(66)	2,069	157

Change in unrealized gains (losses)	(669)	3,569	108,169	256	20,470	537

Net realized and change in unrealized
gains (losses) on investments	67	3,819	113,605	190	22,539	694

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$256	$3,937	$116,374	$310	$24,054	$801

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

			PIMCO	PIMCO	PIMCO	Putnam
	Oppenheimer	Oppenheimer	Variable	Variable	Variable	Variable
	Variable	Variable	Insurance	Insurance	Insurance	Trust
	Account Funds	Account Funds	Trust	Trust	Trust	(Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Oppenheimer
	Main Street	Oppenheimer
	Small	Total Return		PIMCO	PIMCO	VT High Yield
	Cap	Bond Fund/VA*	Foreign Bond	Real Return	Total Return	(Class IA)

NET INVESTMENT INCOME (LOSS)
Dividends	$5,814	$130	$2,173	$2,685	$4,598	$4,741

Net investment income (loss)	5,814	130	2,173	2,685	4,598	4,741

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	36,343	371	3,239	6,117	12,459	9,982
Cost of investments sold	28,673	373	2,992	6,403	12,499	10,192

Realized gains (losses)
on fund shares	7,670	(2)	247	(286)	(40)	(210)

Realized gain distributions	35,687	—	—	—	—	—

Net realized gains (losses)	43,357	(2)	247	(286)	(40)	(210)

Change in unrealized gains (losses)	41,103	111	(1,188)	1,629	6,132	1,079

Net realized and change in unrealized
gains (losses) on investments	84,460	109	(941)	1,343	6,092	869

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$90,274	$239	$1,232	$4,028	$10,690	$5,610

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	Putnam
	Variable	Rydex	T. Rowe Price	T. Rowe Price	The	The
	Trust	Variable	Equity	Equity	Alger	Alger
	(Class IA)	Trust	Series, Inc.	Series, Inc.	Portfolios	Portfolios
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
		Guggenheim				Alger
	VT International	VT U.S.	T. Rowe Price		Alger	Capital
	Value Fund	Long Short	Blue Chip	T. Rowe Price	Balanced	Appreciation
	(Class IA)	Equity Fund	Growth	Equity Income	Class I-2	Class I-2

NET INVESTMENT INCOME (LOSS)
Dividends	$422	$115	$—	$8,167	$172	$465

Net investment income (loss)	422	115	—	8,167	172	465

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	1,134	3,877	9,817	56,550	598	13,371
Cost of investments sold	939	2,921	3,949	42,055	491	9,907

Realized gains (losses)
on fund shares	195	956	5,868	14,495	107	3,464

Realized gain distributions	—	—	2,901	44,664	—	18,080

Net realized gains (losses)	195	956	8,769	59,159	107	21,544

Change in unrealized gains (losses)	5,050	3,394	59,495	1,981	339	49,620

Net realized and change in unrealized
gains (losses) on investments	5,245	4,350	68,264	61,140	446	71,164

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$5,667	$4,465	$68,264	$69,307	$618	$71,629

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	The	The	VanEck	VanEck
	Alger	Alger	VIP	VIP
	Portfolios	Portfolios	Trust*	Trust*
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Alger	Alger	VanEck VIP	VanEck VIP
	Large Cap	MidCap	Emerging	Global
	Growth	Growth	Markets	Hard Assets
	Class I-2	Class I-2	Fund Initial Class*	Fund Initial Class*

NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$480	$—

Net investment income (loss)	—	—	480	—

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	48,993	41,432	3,371	3,833
Cost of investments sold	35,463	25,425	3,047	4,699

Realized gains (losses)
on fund shares	13,530	16,007	324	(866)

Realized gain distributions	25,081	8,858	—	—

Net realized gains (losses)	38,611	24,865	324	(866)

Change in unrealized gains (losses)	30,674	72,162	46,797	1,002

Net realized and change in unrealized
gains (losses) on investments	69,285	97,027	47,121	136

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$69,285	$97,027	$47,601	$136

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable		AIM Variable		AIM Variable
	Insurance Funds		Insurance Funds		Insurance Funds
	(Invesco Variable Insurance Funds)*		(Invesco Variable Insurance Funds)*		(Invesco Variable Insurance Funds)*
	Sub-Account		Sub-Account		Sub-Account

	Invesco V.I.		Invesco V.I.
	American		American		Invesco V.I.
	Franchise		Value		Core Equity
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$203	$—	$44	$16	$215	$133
Net realized gains (losses)	27,311	22,744	89	204	1,160	1,950
Change in unrealized gains (losses)	30,259	(17,901)	379	420	1,114	(268)

Increase (decrease) in net assets
from operations	57,773	4,843	512	640	2,489	1,815

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	18,091	18,783	1,885	1,899	2,510	3,040
Benefit payments	—	—	—	—	—	—
Payments on termination	(10,490)	(6,039)	—	(84)	(2)	(113)
Loans - net	1,238	(3,517)	(10)	(10)	62	415
Policy maintenance charge	(15,539)	(14,869)	(1,324)	(1,339)	(1,026)	(1,142)
Transfers among the sub-accounts
and with the Fixed Account - net	(970)	4,487	64	(55)	(742)	(4,410)

Increase (decrease) in net assets
from policy transactions	(7,670)	(1,155)	615	411	802	(2,210)

INCREASE (DECREASE) IN NET ASSETS	50,103	3,688	1,127	1,051	3,291	(395)

NET ASSETS AT BEGINNING OF PERIOD	212,180	208,492	4,681	3,630	18,496	18,891

NET ASSETS AT END OF PERIOD	$262,283	$212,180	$5,808	$4,681	$21,787	$18,496

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	13,335	13,400	247	221	966	1,088
Units issued	726	878	63	71	60	113
Units redeemed	(1,116)	(943)	(31)	(45)	(20)	(235)
Units outstanding at end of period	12,945	13,335	279	247	1,006	966

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable		AIM Variable		AIM Variable
	Insurance Funds		Insurance Funds		Insurance Funds
	(Invesco Variable Insurance Funds)*		(Invesco Variable Insurance Funds)*		(Invesco Variable Insurance Funds)*
	Sub-Account		Sub-Account		Sub-Account
			Invesco V.I.
	Invesco V.I.		Growth and
	Government		Income Fund		Invesco V.I.
	Securities		Series I		High Yield
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$951	$856	$4,195	$2,612	$1,213	$1,115
Net realized gains (losses)	(90)	(189)	12,176	21,545	58	(2)
Change in unrealized gains (losses)	(3)	(217)	20,402	18,439	535	1,669

Increase (decrease) in net assets
from operations	858	450	36,773	42,596	1,806	2,782

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	6,995	6,975	22,632	21,007	2,578	2,839
Benefit payments	—	—	—	—	—	—
Payments on termination	(3,845)	(5,885)	(1,124)	(22,111)	(285)	—
Loans - net	1,978	(88)	(2,452)	(1,045)	(500)	—
Policy maintenance charge	(4,541)	(4,817)	(14,177)	(13,647)	(1,998)	(2,038)
Transfers among the sub-accounts
and with the Fixed Account - net	2,489	1,542	(404)	(493)	653	633

Increase (decrease) in net assets
from policy transactions	3,076	(2,273)	4,475	(16,289)	448	1,434

INCREASE (DECREASE) IN NET ASSETS	3,934	(1,823)	41,248	26,307	2,254	4,216

NET ASSETS AT BEGINNING OF PERIOD	42,240	44,063	254,262	227,955	28,264	24,048

NET ASSETS AT END OF PERIOD	$46,174	$42,240	$295,510	$254,262	$30,518	$28,264

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	3,745	3,955	7,131	7,599	2,135	2,020
Units issued	522	456	357	370	126	149
Units redeemed	(251)	(666)	(207)	(838)	(93)	(34)
Units outstanding at end of period	4,016	3,745	7,281	7,131	2,168	2,135

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable		AIM Variable		AIM Variable
	Insurance Funds		Insurance Funds		Insurance Funds
	(Invesco Variable Insurance Funds)*		(Invesco Variable Insurance Funds)*		(Invesco Variable Insurance Funds)*
	Sub-Account		Sub-Account		Sub-Account
			Invesco V.I.
	Invesco V.I.		Mid Cap		Invesco V.I.
	Mid Cap		Growth		Value
	Core Equity		Fund-Series II*		Opportunity
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$564	$70	$—	$—	$335	$283
Net realized gains (losses)	2,494	5,679	5,596	7,514	(500)	20,272
Change in unrealized gains (losses)	11,460	5,458	6,795	(7,232)	13,717	(8,464)

Increase (decrease) in net assets
from operations	14,518	11,207	12,391	282	13,552	12,091

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	9,226	9,719	6,241	6,453	8,507	10,003
Benefit payments	—	—	—	—	—	—
Payments on termination	(2,833)	(4,530)	(2,167)	(4,566)	(6,946)	(3,588)
Loans - net	(884)	(1,519)	(1,192)	378	1,442	(1,519)
Policy maintenance charge	(5,086)	(5,117)	(3,713)	(3,817)	(5,556)	(5,271)
Transfers among the sub-accounts
and with the Fixed Account - net	1,304	257	133	92	(2,034)	3,567

Increase (decrease) in net assets
from policy transactions	1,727	(1,190)	(698)	(1,460)	(4,587)	3,192

INCREASE (DECREASE) IN NET ASSETS	16,245	10,017	11,693	(1,178)	8,965	15,283

NET ASSETS AT BEGINNING OF PERIOD	97,237	87,220	55,456	56,634	80,355	65,072

NET ASSETS AT END OF PERIOD	$113,482	$97,237	$67,149	$55,456	$89,320	$80,355

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	4,195	4,269	2,246	2,307	4,582	4,391
Units issued	271	534	139	194	314	1,049
Units redeemed	(206)	(608)	(157)	(255)	(559)	(858)
Units outstanding at end of period	4,260	4,195	2,228	2,246	4,337	4,582

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AllianceBernstein Fund		AllianceBernstein Fund		AllianceBernstein Fund
	Sub-Account		Sub-Account		Sub-Account
	VPS		VPS		VPS
	Growth		International		International
	and Income		Growth		Value
	Class A		Class A		Class A
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$209	$150	$251	$—	$403	$201
Net realized gains (losses)	1,460	1,806	442	293	95	(144)
Change in unrealized gains (losses)	836	(545)	5,651	(1,382)	3,455	(144)

Increase (decrease) in net assets
from operations	2,505	1,411	6,344	(1,089)	3,953	(87)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	4,212	4,848	3,830	3,502	1,179	1,577
Benefit payments	—	—	—	—	—	—
Payments on termination	(138)	—	—	(175)	(135)	(1,483)
Loans - net	(37)	(4,226)	(11)	(2,740)	—	—
Policy maintenance charge	(2,881)	(2,842)	(2,606)	(2,483)	(870)	(860)
Transfers among the sub-accounts
and with the Fixed Account - net	555	(59)	(531)	845	(329)	1,153

Increase (decrease) in net assets
from policy transactions	1,711	(2,279)	682	(1,051)	(155)	387

INCREASE (DECREASE) IN NET ASSETS	4,216	(868)	7,026	(2,140)	3,798	300

NET ASSETS AT BEGINNING OF PERIOD	12,541	13,409	17,229	19,369	15,574	15,274

NET ASSETS AT END OF PERIOD	$16,757	$12,541	$24,255	$17,229	$19,372	$15,574

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	681	811	2,082	2,180	2,110	2,059
Units issued	126	150	340	350	94	299
Units redeemed	(42)	(280)	(251)	(448)	(111)	(248)
Units outstanding at end of period	765	681	2,171	2,082	2,093	2,110

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

					Alps Variable
	AllianceBernstein Fund		AllianceBernstein Fund		Investments Trust*
	Sub-Account		Sub-Account		Sub-Account
	VPS		VPS		Morningstar
	Small Cap		Small/Mid Cap		Aggressive Growth
	Growth		Value		ETF Asset Allocation
	Class A		Class A		Portfolio Class I
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$—	$—	$12	$13	$3,927	$3,056
Net realized gains (losses)	(509)	5,616	221	98	18,025	10,619
Change in unrealized gains (losses)	8,527	(4,169)	125	374	24,197	6,426

Increase (decrease) in net assets
from operations	8,018	1,447	358	485	46,149	20,101

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	7,054	6,019	1,558	961	96,124	87,976
Benefit payments	—	—	—	—	—	—
Payments on termination	(875)	(317)	(643)	(87)	(5,863)	(6,655)
Loans - net	529	—	—	—	(77)	(902)
Policy maintenance charge	(3,482)	(3,660)	(676)	(711)	(54,135)	(48,398)
Transfers among the sub-accounts
and with the Fixed Account - net	(1,222)	(212)	(437)	(17)	3,394	3,212

Increase (decrease) in net assets
from policy transactions	2,004	1,830	(198)	146	39,443	35,233

INCREASE (DECREASE) IN NET ASSETS	10,022	3,277	160	631	85,592	55,334

NET ASSETS AT BEGINNING OF PERIOD	22,804	19,527	2,431	1,800	210,083	154,749

NET ASSETS AT END OF PERIOD	$32,826	$22,804	$2,591	$2,431	$295,675	$210,083

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	1,067	973	110	102	14,804	12,152
Units issued	188	201	72	28	3,278	3,640
Units redeemed	(109)	(107)	(78)	(20)	(744)	(988)
Units outstanding at end of period	1,146	1,067	104	110	17,338	14,804

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Alps Variable		Alps Variable		Alps Variable
	Investments Trust*		Investments Trust*		Investments Trust*
	Sub-Account		Sub-Account		Sub-Account
	Morningstar		Morningstar		Morningstar
	Balanced		Conservative ETF		Growth ETF
	ETF Asset Allocation		Asset Allocation		Asset Allocation
	Portfolio Class I		Portfolio Class I		Portfolio Class I
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$6,162	$5,264	$1,090	$782	$7,240	$6,260
Net realized gains (losses)	21,545	13,241	230	1,087	28,388	16,493
Change in unrealized gains (losses)	11,207	1,981	1,746	289	34,308	8,081

Increase (decrease) in net assets
from operations	38,914	20,486	3,066	2,158	69,936	30,834

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	111,141	108,660	20,821	21,495	143,851	120,315
Benefit payments	—	—	—	—	—	—
Payments on termination	(13,884)	(48,720)	(1,020)	(10,472)	(32,106)	(12,365)
Loans - net	(1,840)	(2,225)	—	—	—	4,266
Policy maintenance charge	(69,504)	(65,576)	(11,090)	(10,177)	(75,927)	(62,331)
Transfers among the sub-accounts
and with the Fixed Account - net	7,359	5,252	(884)	1,231	12,208	11,268

Increase (decrease) in net assets
from policy transactions	33,272	(2,609)	7,827	2,077	48,026	61,153

INCREASE (DECREASE) IN NET ASSETS	72,186	17,877	10,893	4,235	117,962	91,987

NET ASSETS AT BEGINNING OF PERIOD	269,063	251,186	44,487	40,252	376,550	284,563

NET ASSETS AT END OF PERIOD	$341,249	$269,063	$55,380	$44,487	$494,512	$376,550

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	18,962	18,929	3,431	3,256	25,922	21,478
Units issued	3,523	4,022	847	1,130	5,508	5,963
Units redeemed	(1,325)	(3,989)	(266)	(955)	(2,476)	(1,519)
Units outstanding at end of period	21,160	18,962	4,012	3,431	28,954	25,922

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

			Deutsche		Deutsche
	Alps Variable		Investments Variable		Investments Variable
	Investments Trust*		Insurance Trust		Insurance Trust
	Sub-Account		Sub-Account		Sub-Account
	Morningstar Income		Deutsche		Deutsche
	and Growth ETF		Equity 500		Small Cap
	Asset Allocation		Index VIP		Index VIP
	Portfolio Class I		Class A		Class A
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$2,644	$2,441	$3,258	$3,166	$697	$654
Net realized gains (losses)	5,640	6,129	11,369	12,779	7,133	4,941
Change in unrealized gains (losses)	3,384	(2,046)	22,269	1,789	1,541	6,865

Increase (decrease) in net assets
from operations	11,668	6,524	36,896	17,734	9,371	12,460

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	53,961	49,786	13,572	14,093	4,578	4,672
Benefit payments	—	—	—	—	—	—
Payments on termination	(29,827)	(373)	(2,763)	(387)	(11,755)	(170)
Loans - net	—	—	(932)	(308)	(4,099)	542
Policy maintenance charge	(22,683)	(20,824)	(8,019)	(7,953)	(3,796)	(4,020)
Transfers among the sub-accounts
and with the Fixed Account - net	1,128	(2,904)	(1,360)	(370)	(791)	(532)

Increase (decrease) in net assets
from policy transactions	2,579	25,685	498	5,075	(15,863)	492

INCREASE (DECREASE) IN NET ASSETS	14,247	32,209	37,394	22,809	(6,492)	12,952

NET ASSETS AT BEGINNING OF PERIOD	118,127	85,918	171,806	148,997	70,708	57,756

NET ASSETS AT END OF PERIOD	$132,374	$118,127	$209,200	$171,806	$64,216	$70,708

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	8,717	6,766	4,958	4,799	1,625	1,607
Units issued	2,536	2,255	231	303	60	99
Units redeemed	(2,383)	(304)	(221)	(144)	(395)	(81)
Units outstanding at end of period	8,870	8,717	4,968	4,958	1,290	1,625

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Deutsche		Fidelity Variable		Fidelity Variable
	Variable Series II		Insurance Products Fund		Insurance Products Fund
	Sub-Account		Sub-Account		Sub-Account
	Deutsche
	Global Income
	Builder VIP		VIP Asset		VIP
	Class A		Manager		Contrafund
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$2,334	$2,704	$1,543	$1,104	$8,755	$6,115
Net realized gains (losses)	337	33	8,757	3,267	57,603	70,426
Change in unrealized gains (losses)	9,498	1,779	234	(2,120)	103,031	(18,817)

Increase (decrease) in net assets
from operations	12,169	4,516	10,534	2,251	169,389	57,724

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	8,664	8,440	8,162	9,825	84,100	85,064
Benefit payments	—	—	—	—	—	—
Payments on termination	(1,231)	—	(3,342)	(7,549)	(27,131)	(53,953)
Loans - net	—	625	80	(29)	222	(5,233)
Policy maintenance charge	(5,567)	(5,340)	(4,474)	(4,685)	(51,338)	(51,011)
Transfers among the sub-accounts
and with the Fixed Account - net	372	(11)	242	148	(4,284)	(4,878)

Increase (decrease) in net assets
from policy transactions	2,238	3,714	668	(2,290)	1,569	(30,011)

INCREASE (DECREASE) IN NET ASSETS	14,407	8,230	11,202	(39)	170,958	27,713

NET ASSETS AT BEGINNING OF PERIOD	71,848	63,618	74,828	74,867	772,874	745,161

NET ASSETS AT END OF PERIOD	$86,255	$71,848	$86,030	$74,828	$943,832	$772,874

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	4,106	3,882	3,156	3,255	20,795	21,582
Units issued	271	320	211	279	1,242	1,304
Units redeemed	(148)	(96)	(187)	(378)	(1,133)	(2,091)
Units outstanding at end of period	4,229	4,106	3,180	3,156	20,904	20,795

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable		Fidelity Variable		Fidelity Variable
	Insurance Products Fund		Insurance Products Fund		Insurance Products Fund
	Sub-Account		Sub-Account		Sub-Account
					VIP Government
	VIP				Money Market
	Emerging		VIP		Portfolio
	Markets		Equity-Income		Initial Class*
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$88	$40	$14,054	$16,160	$3,311	$800
Net realized gains (losses)	179	(27)	18,283	41,442	—	—
Change in unrealized gains (losses)	4,211	136	65,540	57,268	—	—

Increase (decrease) in net assets
from operations	4,478	149	97,877	114,870	3,311	800

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	7,213	4,820	76,747	74,468	84,168	66,531
Benefit payments	—	—	—	—	—	—
Payments on termination	(159)	—	(10,299)	(23,276)	(81,666)	(19,803)
Loans - net	(150)	—	(3,392)	(2,992)	656	(4,518)
Policy maintenance charge	(3,549)	(2,332)	(43,253)	(43,616)	(40,084)	(33,954)
Transfers among the sub-accounts
and with the Fixed Account - net	34	246	2,133	(5,643)	21,974	190,868

Increase (decrease) in net assets
from policy transactions	3,389	2,734	21,936	(1,059)	(14,952)	199,124

INCREASE (DECREASE) IN NET ASSETS	7,867	2,883	119,813	113,811	(11,641)	199,924

NET ASSETS AT BEGINNING OF PERIOD	8,072	5,189	746,939	633,128	505,045	305,121

NET ASSETS AT END OF PERIOD	$15,939	$8,072	$866,752	$746,939	$493,404	$505,045

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	798	530	26,037	26,131	36,157	22,336
Units issued	352	315	1,606	1,751	8,318	24,307
Units redeemed	(79)	(47)	(891)	(1,845)	(8,638)	(10,486)
Units outstanding at end of period	1,071	798	26,752	26,037	35,837	36,157

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable		Fidelity Variable		Fidelity Variable
	Insurance Products Fund		Insurance Products Fund		Insurance Products Fund
	Sub-Account		Sub-Account		Sub-Account

			VIP		VIP
			Growth		High
	VIP Growth		& Income		Income
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$1,960	$289	$537	$556	$934	$846
Net realized gains (losses)	79,507	81,678	2,073	1,716	(6)	(115)
Change in unrealized gains (losses)	182,628	(75,745)	3,726	2,322	249	1,213

Increase (decrease) in net assets
from operations	264,095	6,222	6,336	4,594	1,177	1,944

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	88,880	84,491	11,363	9,659	5,617	5,662
Benefit payments	—	—	—	—	—	—
Payments on termination	(15,281)	(29,789)	(2,212)	(493)	(2,648)	(174)
Loans - net	(3,129)	(3,673)	1,538	241	427	474
Policy maintenance charge	(56,341)	(52,741)	(6,471)	(5,262)	(3,677)	(4,149)
Transfers among the sub-accounts
and with the Fixed Account - net	(9,899)	3,101	590	536	475	(19)

Increase (decrease) in net assets
from policy transactions	4,230	1,389	4,808	4,681	194	1,794

INCREASE (DECREASE) IN NET ASSETS	268,325	7,611	11,144	9,275	1,371	3,738

NET ASSETS AT BEGINNING OF PERIOD	746,829	739,218	35,258	25,983	16,528	12,790

NET ASSETS AT END OF PERIOD	$1,015,154	$746,829	$46,402	$35,258	$17,899	$16,528

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	30,064	29,998	1,965	1,681	969	860
Units issued	1,590	1,972	552	417	188	174
Units redeemed	(1,327)	(1,906)	(305)	(133)	(176)	(65)
Units outstanding at end of period	30,327	30,064	2,212	1,965	981	969

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable		Fidelity Variable		Fidelity Variable
	Insurance Products Fund		Insurance Products Fund		Insurance Products Fund
	Sub-Account		Sub-Account		Sub-Account

			VIP		VIP
	VIP		Index 500 -		Investment
	Index 500		Service Class		Grade Bond
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$14,416	$10,973	$3,336	$2,618	$7,530	$7,059
Net realized gains (losses)	43,453	44,760	25,097	1,449	1,558	450
Change in unrealized gains (losses)	96,730	25,591	15,040	15,805	3,628	5,836

Increase (decrease) in net assets
from operations	154,599	81,324	43,473	19,872	12,716	13,345

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	72,442	76,122	52,429	47,958	45,694	46,434
Benefit payments	—	—	—	—	—	—
Payments on termination	(82,204)	(16,945)	(281)	(1,565)	(21,454)	(10,935)
Loans - net	(6,786)	787	(65,528)	(439)	(1,489)	(5,610)
Policy maintenance charge	(45,921)	(46,930)	(24,211)	(21,804)	(21,101)	(22,560)
Transfers among the sub-accounts
and with the Fixed Account - net	961	(87,335)	6,906	2,598	8,065	(5,093)

Increase (decrease) in net assets
from policy transactions	(61,508)	(74,301)	(30,685)	26,748	9,715	2,236

INCREASE (DECREASE) IN NET ASSETS	93,091	7,023	12,788	46,620	22,431	15,581

NET ASSETS AT BEGINNING OF PERIOD	781,172	774,149	197,493	150,873	297,426	281,845

NET ASSETS AT END OF PERIOD	$874,263	$781,172	$210,281	$197,493	$319,857	$297,426

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	27,297	30,259	10,414	8,890	17,126	16,971
Units issued	2,315	3,932	1,767	1,834	1,991	1,464
Units redeemed	(4,511)	(6,894)	(3,061)	(310)	(1,427)	(1,309)
Units outstanding at end of period	25,101	27,297	9,120	10,414	17,690	17,126

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable		Fidelity Variable		Fidelity Variable
	Insurance Products Fund		Insurance Products Fund		Insurance Products Fund
	Sub-Account		Sub-Account		Sub-Account

	VIP				VIP
	Mid		VIP		Real
	Cap		Overseas		Estate
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$350	$248	$3,816	$3,395	$484	$335
Net realized gains (losses)	3,603	2,102	4,978	1,072	1,706	320
Change in unrealized gains (losses)	5,794	3,224	60,262	(15,852)	(1,286)	462

Increase (decrease) in net assets
from operations	9,747	5,574	69,056	(11,385)	904	1,117

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	12,294	19,429	31,142	30,535	7,100	6,698
Benefit payments	—	—	—	—	—	—
Payments on termination	(10,571)	(381)	(15,803)	(9,152)	(1,554)	—
Loans - net	(3,124)	(60)	(1,814)	(391)	221	124
Policy maintenance charge	(7,692)	(8,962)	(16,229)	(16,144)	(3,062)	(2,945)
Transfers among the sub-accounts
and with the Fixed Account - net	303	1,669	(1,921)	4,768	1,531	278

Increase (decrease) in net assets
from policy transactions	(8,790)	11,695	(4,625)	9,616	4,236	4,155

INCREASE (DECREASE) IN NET ASSETS	957	17,269	64,431	(1,769)	5,140	5,272

NET ASSETS AT BEGINNING OF PERIOD	51,772	34,503	225,912	227,681	23,406	18,134

NET ASSETS AT END OF PERIOD	$52,729	$51,772	$290,343	$225,912	$28,546	$23,406

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	2,750	2,057	11,589	11,088	1,308	1,071
Units issued	361	806	855	1,186	434	279
Units redeemed	(793)	(113)	(1,012)	(685)	(209)	(42)
Units outstanding at end of period	2,318	2,750	11,432	11,589	1,533	1,308

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable		Franklin		Franklin
	Insurance Products Fund		Templeton Investments		Templeton Investments
	Sub-Account		Sub-Account		Sub-Account
			Franklin		Franklin
	VIP		High Income		Income
	Value		VIP		VIP
	Strategies		Fund Class 1*		Fund Class 1
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$117	$74	$8,261	$806	$804	$728
Net realized gains (losses)	1,901	151	(8,385)	(208)	112	(45)
Change in unrealized gains (losses)	(683)	379	512	1,277	847	1,337

Increase (decrease) in net assets
from operations	1,335	604	388	1,875	1,763	2,020

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	2,310	2,153	1,619	3,169	4,628	3,833
Benefit payments	—	—	—	—	—	—
Payments on termination	(1,043)	(583)	—	(451)	(846)	—
Loans - net	427	473	113	474	(1,677)	—
Policy maintenance charge	(1,403)	(1,437)	(801)	(1,836)	(2,329)	(1,968)
Transfers among the sub-accounts
and with the Fixed Account - net	(18)	(9)	(14,972)	96	474	116

Increase (decrease) in net assets
from policy transactions	273	597	(14,041)	1,452	250	1,981

INCREASE (DECREASE) IN NET ASSETS	1,608	1,201	(13,653)	3,327	2,013	4,001

NET ASSETS AT BEGINNING OF PERIOD	6,941	5,740	13,653	10,326	17,089	13,088

NET ASSETS AT END OF PERIOD	$8,549	$6,941	$—	$13,653	$19,102	$17,089

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	392	355	793	703	1,077	944
Units issued	87	104	75	181	204	181
Units redeemed	(74)	(67)	(868)	(91)	(186)	(48)
Units outstanding at end of period	405	392	—	793	1,095	1,077

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Franklin		Franklin		Franklin
	Templeton Investments		Templeton Investments		Templeton Investments
	Sub-Account		Sub-Account		Sub-Account
	Franklin Mutual		Franklin		Franklin
	Global		Mutual		Small
	Discovery VIP		Shares VIP		Cap Value VIP
	Fund Class 1		Fund Class 1		Fund Class 1
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$83	$61	$132	$97	$309	$405
Net realized gains (losses)	203	219	283	373	3,152	5,401
Change in unrealized gains (losses)	46	146	10	199	1,111	4,435

Increase (decrease) in net assets
from operations	332	426	425	669	4,572	10,241

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	1,552	1,655	1,800	1,692	7,984	8,433
Benefit payments	—	—	—	—	—	—
Payments on termination	(359)	—	(331)	—	(3,521)	(354)
Loans - net	(4)	(4)	—	—	(38)	(4,226)
Policy maintenance charge	(1,044)	(924)	(1,387)	(1,307)	(5,243)	(4,854)
Transfers among the sub-accounts
and with the Fixed Account - net	294	232	49	(46)	702	(1,449)

Increase (decrease) in net assets
from policy transactions	439	959	131	339	(116)	(2,450)

INCREASE (DECREASE) IN NET ASSETS	771	1,385	556	1,008	4,456	7,791

NET ASSETS AT BEGINNING OF PERIOD	3,814	2,429	4,826	3,818	41,060	33,269

NET ASSETS AT END OF PERIOD	$4,585	$3,814	$5,382	$4,826	$45,516	$41,060

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	226	161	297	273	1,964	2,077
Units issued	66	83	47	46	244	283
Units redeemed	(42)	(18)	(39)	(22)	(246)	(396)
Units outstanding at end of period	250	226	305	297	1,962	1,964

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Franklin		Franklin		Franklin
	Templeton Investments		Templeton Investments		Templeton Investments
	Sub-Account		Sub-Account		Sub-Account
	Franklin		Franklin		Franklin
	Small-Mid		Strategic		U.S. Government
	Cap Growth VIP		Income VIP		Securities VIP
	Fund Class 1		Fund Class 1		Fund Class 1
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$—	$—	$302	$271	$457	$428
Net realized gains (losses)	1,260	1,230	(110)	(78)	(42)	(33)
Change in unrealized gains (losses)	2,099	(550)	249	414	(149)	(252)

Increase (decrease) in net assets
from operations	3,359	680	441	607	266	143

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	4,221	4,070	2,558	2,696	985	948
Benefit payments	—	—	—	—	—	—
Payments on termination	(700)	(81)	(122)	—	—	—
Loans - net	(4)	(4)	(839)	—	—	—
Policy maintenance charge	(2,890)	(2,647)	(940)	(941)	(1,070)	(1,040)
Transfers among the sub-accounts
and with the Fixed Account - net	165	269	101	(118)	402	70

Increase (decrease) in net assets
from policy transactions	792	1,607	758	1,637	317	(22)

INCREASE (DECREASE) IN NET ASSETS	4,151	2,287	1,199	2,244	583	121

NET ASSETS AT BEGINNING OF PERIOD	15,129	12,842	8,723	6,479	15,944	15,823

NET ASSETS AT END OF PERIOD	$19,280	$15,129	$9,922	$8,723	$16,527	$15,944

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	837	742	560	450	1,244	1,246
Units issued	126	156	150	153	66	51
Units redeemed	(88)	(61)	(103)	(43)	(42)	(53)
Units outstanding at end of period	875	837	607	560	1,268	1,244

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Franklin
	Templeton Investments		Janus Aspen Series		Janus Aspen Series
	Sub-Account		Sub-Account		Sub-Account
	Templeton		Janus Henderson		Janus Henderson
	Global		Balanced		Enterprise
	Bond VIP		Portfolio		Portfolio
	Fund Class 1		Institutional Shares*		Institutional Shares*
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$—	$—	$305	$329	$51	$114
Net realized gains (losses)	(35)	(182)	403	281	2,497	1,393
Change in unrealized gains (losses)	529	911	2,422	153	1,975	295

Increase (decrease) in net assets
from operations	494	729	3,130	763	4,523	1,802

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	4,217	3,021	7,956	7,213	4,368	3,880
Benefit payments	—	—	—	—	—	—
Payments on termination	—	—	(132)	(520)	(4,075)	(1,823)
Loans - net	(843)	(4)	(887)	(645)	2,359	708
Policy maintenance charge	(2,649)	(2,213)	(4,913)	(4,364)	(1,815)	(1,822)
Transfers among the sub-accounts
and with the Fixed Account - net	811	(232)	(2)	1,541	4	(47)

Increase (decrease) in net assets
from policy transactions	1,536	572	2,022	3,225	841	896

INCREASE (DECREASE) IN NET ASSETS	2,030	1,301	5,152	3,988	5,364	2,698

NET ASSETS AT BEGINNING OF PERIOD	23,643	22,342	15,700	11,712	16,998	14,300

NET ASSETS AT END OF PERIOD	$25,673	$23,643	$20,852	$15,700	$22,362	$16,998

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	1,451	1,415	871	680	834	789
Units issued	182	111	237	345	327	197
Units redeemed	(91)	(75)	(131)	(154)	(300)	(152)
Units outstanding at end of period	1,542	1,451	977	871	861	834

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Aspen Series		Janus Aspen Series		Janus Aspen Series
	Sub-Account		Sub-Account		Sub-Account
	Janus Henderson		Janus Henderson		Janus Henderson
	Flexible		Forty		Global
	Bond Portfolio		Portfolio		Technology Portfolio
	Institutional Shares*		Institutional Shares*		Institutional Shares*
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$529	$507	$—	$775	$—	$22
Net realized gains (losses)	(64)	(34)	6,480	11,345	2,068	583
Change in unrealized gains (losses)	166	(48)	23,974	(9,899)	3,101	860

Increase (decrease) in net assets
from operations	631	425	30,454	2,221	5,169	1,465

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	1,867	1,867	11,835	11,747	3,003	2,636
Benefit payments	—	—	—	—	—	—
Payments on termination	(321)	—	(1,014)	—	(1,191)	—
Loans - net	—	—	273	251	958	114
Policy maintenance charge	(1,846)	(1,871)	(6,759)	(6,209)	(2,209)	(1,922)
Transfers among the sub-accounts
and with the Fixed Account - net	205	(33)	(1,295)	(869)	(595)	(90)

Increase (decrease) in net assets
from policy transactions	(95)	(37)	3,040	4,920	(34)	738

INCREASE (DECREASE) IN NET ASSETS	536	388	33,494	7,141	5,135	2,203

NET ASSETS AT BEGINNING OF PERIOD	17,790	17,402	98,773	91,632	12,016	9,813

NET ASSETS AT END OF PERIOD	$18,326	$17,790	$132,267	$98,773	$17,151	$12,016

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	1,132	1,135	3,203	3,029	527	492
Units issued	63	50	217	272	124	93
Units redeemed	(68)	(53)	(152)	(98)	(133)	(58)
Units outstanding at end of period	1,127	1,132	3,268	3,203	518	527

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

					Janus Aspen
	Janus Aspen Series		Janus Aspen Series		Series (Service Shares)
	Sub-Account		Sub-Account		Sub-Account
	Janus Henderson		Janus Henderson
	Mid		Overseas		Janus Henderson
	Cap Value Portfolio		Portfolio		Balanced Portfolio
	Institutional Shares*		Institutional Shares*		Service Shares*
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$69	$69	$424	$805	$4,841	$5,729
Net realized gains (losses)	312	823	(1,064)	30	2,348	5,311
Change in unrealized gains (losses)	758	292	6,682	(1,819)	50,053	1,556

Increase (decrease) in net assets
from operations	1,139	1,184	6,042	(984)	57,242	12,596

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	1,874	2,267	5,344	4,869	38,862	37,279
Benefit payments	—	—	—	—	—	—
Payments on termination	—	(85)	(1,257)	—	(3,911)	(10,580)
Loans - net	(31)	(30)	1,927	250	(221)	(4,002)
Policy maintenance charge	(994)	(1,019)	(2,269)	(1,912)	(22,259)	(22,659)
Transfers among the sub-accounts
and with the Fixed Account - net	(88)	(127)	(580)	669	847	(1,045)

Increase (decrease) in net assets
from policy transactions	761	1,006	3,165	3,876	13,318	(1,007)

INCREASE (DECREASE) IN NET ASSETS	1,900	2,190	9,207	2,892	70,560	11,589

NET ASSETS AT BEGINNING OF PERIOD	7,726	5,536	18,990	16,098	308,863	297,274

NET ASSETS AT END OF PERIOD	$9,626	$7,726	$28,197	$18,990	$379,423	$308,863

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	412	351	2,711	2,150	10,481	10,523
Units issued	56	80	862	674	713	562
Units redeemed	(18)	(19)	(503)	(113)	(295)	(604)
Units outstanding at end of period	450	412	3,070	2,711	10,899	10,481

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Aspen		Janus Aspen		Janus Aspen
	Series (Service Shares)		Series (Service Shares)		Series (Service Shares)
	Sub-Account		Sub-Account		Sub-Account
	Janus Henderson		Janus Henderson		Janus Henderson
	Global Research		Mid Cap Value		Overseas
	Portfolio		Portfolio		Portfolio
	Service Shares*		Service Shares*		Service Shares*
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$299	$355	$962	$1,194	$1,442	$3,606
Net realized gains (losses)	1,292	412	6,196	16,676	(1,817)	(1,227)
Change in unrealized gains (losses)	8,433	(58)	12,344	4,397	23,761	(6,689)

Increase (decrease) in net assets
from operations	10,024	709	19,502	22,267	23,386	(4,310)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	3,763	3,735	14,688	15,245	10,411	11,544
Benefit payments	—	—	—	—	—	—
Payments on termination	(1,888)	(1,362)	(3,830)	(4,695)	(4,357)	(3,133)
Loans - net	(749)	(4)	(1,035)	(4,474)	590	(1,249)
Policy maintenance charge	(1,720)	(1,808)	(7,742)	(8,104)	(5,420)	(6,047)
Transfers among the sub-accounts
and with the Fixed Account - net	(966)	467	(383)	(1,008)	503	5,466

Increase (decrease) in net assets
from policy transactions	(1,560)	1,028	1,698	(3,036)	1,727	6,581

INCREASE (DECREASE) IN NET ASSETS	8,464	1,737	21,200	19,231	25,113	2,271

NET ASSETS AT BEGINNING OF PERIOD	38,363	36,626	142,165	122,934	74,736	72,465

NET ASSETS AT END OF PERIOD	$46,827	$38,363	$163,365	$142,165	$99,849	$74,736

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	1,628	1,584	4,942	5,075	10,837	9,803
Units issued	81	120	323	718	874	1,869
Units redeemed	(140)	(76)	(268)	(851)	(642)	(835)
Units outstanding at end of period	1,569	1,628	4,997	4,942	11,069	10,837

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Lazard		Legg Mason Partners		Legg Mason Partners
	Retirement Series, Inc.		Variable Portfolios I, Inc.		Variable Portfolios I, Inc.
	Sub-Account		Sub-Account		Sub-Account
			ClearBridge		Western Assets
	Emerging		Variable		Variable Global
	Markets		Large Cap Value		High Yield Bond
	Equity		Portfolio Class I		Portfolio Class I
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$592	$276	$2,172	$2,118	$5,649	$5,943
Net realized gains (losses)	267	(537)	5,110	1,103	(136)	(1,906)
Change in unrealized gains (losses)	6,924	5,130	14,026	13,317	2,971	9,330

Increase (decrease) in net assets
from operations	7,783	4,869	21,308	16,538	8,484	13,367

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	3,276	3,464	14,642	15,641	10,087	10,864
Benefit payments	—	—	—	—	—	—
Payments on termination	(400)	(2,840)	(5,009)	(13,968)	(1,370)	(9,621)
Loans - net	201	270	(88)	(3,801)	393	(842)
Policy maintenance charge	(1,310)	(1,254)	(9,493)	(9,349)	(6,894)	(7,166)
Transfers among the sub-accounts
and with the Fixed Account - net	(282)	(512)	538	307	1,552	345

Increase (decrease) in net assets
from policy transactions	1,485	(872)	590	(11,170)	3,768	(6,420)

INCREASE (DECREASE) IN NET ASSETS	9,268	3,997	21,898	5,368	12,252	6,947

NET ASSETS AT BEGINNING OF PERIOD	27,625	23,628	142,439	137,071	96,269	89,322

NET ASSETS AT END OF PERIOD	$36,893	$27,625	$164,337	$142,439	$108,521	$96,269

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	551	569	5,658	6,152	4,460	4,784
Units issued	73	78	297	355	323	343
Units redeemed	(48)	(96)	(270)	(849)	(156)	(667)
Units outstanding at end of period	576	551	5,685	5,658	4,627	4,460

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS Variable		MFS Variable		MFS Variable
	Insurance Trust		Insurance Trust		Insurance Trust
	Sub-Account		Sub-Account		Sub-Account
					MFS Mass
					Investors Growth
	MFS High		MFS Investors		Stock Series -
	Yield Portfolio		Trust		Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$3,566	$3,376	$142	$141	$379	$292
Net realized gains (losses)	(69)	(532)	1,061	1,867	2,982	5,422
Change in unrealized gains (losses)	30	3,708	2,816	(616)	10,782	(2,821)

Increase (decrease) in net assets
from operations	3,527	6,552	4,019	1,392	14,143	2,893

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	6,274	6,887	1,347	1,548	4,226	4,680
Benefit payments	—	—	—	—	—	—
Payments on termination	(2,388)	(4,763)	(418)	—	(2,396)	(591)
Loans - net	511	(531)	(228)	144	649	(779)
Policy maintenance charge	(4,018)	(4,314)	(960)	(911)	(3,088)	(3,390)
Transfers among the sub-accounts
and with the Fixed Account - net	868	(401)	(108)	(17)	164	(325)

Increase (decrease) in net assets
from policy transactions	1,247	(3,122)	(367)	764	(445)	(405)

INCREASE (DECREASE) IN NET ASSETS	4,774	3,430	3,652	2,156	13,698	2,488

NET ASSETS AT BEGINNING OF PERIOD	52,539	49,109	17,340	15,184	50,001	47,513

NET ASSETS AT END OF PERIOD	$57,313	$52,539	$20,992	$17,340	$63,699	$50,001

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	4,507	4,794	682	649	4,781	4,819
Units issued	308	284	42	56	237	303
Units redeemed	(207)	(571)	(54)	(23)	(275)	(341)
Units outstanding at end of period	4,608	4,507	670	682	4,743	4,781

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS Variable		MFS Variable		MFS Variable
	Insurance Trust		Insurance Trust		Insurance Trust
	Sub-Account		Sub-Account		Sub-Account

	MFS New		MFS Total
	Discovery		Return		MFS Utilities
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$—	$—	$2,346	$2,546	$3,025	$2,340
Net realized gains (losses)	6,921	7,024	3,463	3,489	1,108	1,162
Change in unrealized gains (losses)	35,531	5,943	5,690	1,570	5,069	2,711

Increase (decrease) in net assets
from operations	42,452	12,967	11,499	7,605	9,202	6,213

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	19,109	17,579	10,776	11,797	5,987	6,507
Benefit payments	—	—	—	—	—	—
Payments on termination	(11,192)	(6,763)	(515)	(2,643)	(561)	(3,656)
Loans - net	(391)	(351)	(2,708)	(29)	163	(257)
Policy maintenance charge	(9,581)	(9,303)	(6,518)	(6,906)	(3,939)	(3,943)
Transfers among the sub-accounts
and with the Fixed Account - net	(449)	54	1,221	(20)	(216)	(1,677)

Increase (decrease) in net assets
from policy transactions	(2,504)	1,216	2,256	2,199	1,434	(3,026)

INCREASE (DECREASE) IN NET ASSETS	39,948	14,183	13,755	9,804	10,636	3,187

NET ASSETS AT BEGINNING OF PERIOD	157,536	143,353	93,347	83,543	62,581	59,394

NET ASSETS AT END OF PERIOD	$197,484	$157,536	$107,102	$93,347	$73,217	$62,581

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	3,489	3,462	3,089	3,016	1,185	1,253
Units issued	241	261	219	259	184	91
Units redeemed	(277)	(234)	(151)	(186)	(163)	(159)
Units outstanding at end of period	3,453	3,489	3,157	3,089	1,206	1,185

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS Variable		Morgan Stanley		Morgan Stanley
	Insurance Trust		Variable Insurance Fund, Inc.*		Variable Insurance Fund, Inc.*
	Sub-Account		Sub-Account		Sub-Account
			Morgan Stanley		Morgan Stanley
			VIF Emerging		VIF
			Markets Equity		Growth
	MFS Value		Portfolio Class I*		Portfolio Class I*
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$1,285	$1,417	$141	$70	$—	$—
Net realized gains (losses)	6,307	6,491	62	(10)	9,933	12,046
Change in unrealized gains (losses)	3,867	1,172	5,202	834	21,733	(13,041)

Increase (decrease) in net assets
from operations	11,459	9,080	5,405	894	31,666	(995)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	7,345	8,784	3,262	3,220	6,743	7,215
Benefit payments	—	—	—	—	—	—
Payments on termination	(13,886)	(2,435)	—	—	(6,215)	(1,576)
Loans - net	32	(989)	(15)	(13)	84	(73)
Policy maintenance charge	(3,914)	(4,009)	(1,586)	(1,445)	(4,543)	(4,259)
Transfers among the sub-accounts
and with the Fixed Account - net	114	1,245	(376)	(143)	(959)	2,035

Increase (decrease) in net assets
from policy transactions	(10,309)	2,596	1,285	1,619	(4,890)	3,342

INCREASE (DECREASE) IN NET ASSETS	1,150	11,676	6,690	2,513	26,776	2,347

NET ASSETS AT BEGINNING OF PERIOD	71,944	60,268	14,980	12,467	74,174	71,827

NET ASSETS AT END OF PERIOD	$73,094	$71,944	$21,670	$14,980	$100,950	$74,174

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	2,511	2,400	1,819	1,617	2,388	2,244
Units issued	134	265	178	268	121	249
Units redeemed	(476)	(154)	(49)	(66)	(229)	(105)
Units outstanding at end of period	2,169	2,511	1,948	1,819	2,280	2,388

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Morgan Stanley		Oppenheimer		Oppenheimer
	Variable Insurance Fund, Inc.*		Variable Account Funds		Variable Account Funds
	Sub-Account		Sub-Account		Sub-Account
	Morgan Stanley
	VIF U.S.		Oppenheimer		Oppenheimer
	Real Estate		Conservative		Discovery
	Portfolio Class I*		Balance Fund		MidCap Growth
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$1,862	$1,500	$265	$268	$37	$—
Net realized gains (losses)	1,002	7,617	101	263	14,981	14,396
Change in unrealized gains (losses)	1,045	(1,516)	870	63	15,401	(11,488)

Increase (decrease) in net assets
from operations	3,909	7,601	1,236	594	30,419	2,908

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	13,854	14,466	7,088	5,234	12,145	12,184
Benefit payments	—	—	—	—	—	—
Payments on termination	(3,556)	(21,425)	889	(1,583)	(4,157)	(5,867)
Loans - net	2,518	(2,504)	—	—	(2,927)	(3,162)
Policy maintenance charge	(7,503)	(8,926)	(3,570)	(3,309)	(8,066)	(8,719)
Transfers among the sub-accounts
and with the Fixed Account - net	1,256	442	193	137	(297)	(7,605)

Increase (decrease) in net assets
from policy transactions	6,569	(17,947)	4,600	479	(3,302)	(13,169)

INCREASE (DECREASE) IN NET ASSETS	10,478	(10,346)	5,836	1,073	27,117	(10,261)

NET ASSETS AT BEGINNING OF PERIOD	118,900	129,246	11,825	10,752	107,069	117,330

NET ASSETS AT END OF PERIOD	$129,378	$118,900	$17,661	$11,825	$134,186	$107,069

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	2,523	2,931	1,003	959	5,188	5,818
Units issued	208	175	419	229	223	273
Units redeemed	(68)	(583)	(51)	(185)	(362)	(903)
Units outstanding at end of period	2,663	2,523	1,371	1,003	5,049	5,188

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Oppenheimer		Oppenheimer		Oppenheimer
	Variable Account Funds		Variable Account Funds		Variable Account Funds
	Sub-Account		Sub-Account		Sub-Account

					Oppenheimer
	Oppenheimer		Oppenheimer		Global Fund/VA-
	Equity Income*		Global		Service Shares*
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$189	$427	$118	$92	$2,769	$2,371
Net realized gains (losses)	736	(4)	250	580	5,436	26,789
Change in unrealized gains (losses)	(669)	700	3,569	(513)	108,169	(31,487)

Increase (decrease) in net assets
from operations	256	1,123	3,937	159	116,374	(2,327)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	416	2,123	3,320	2,959	41,596	43,572
Benefit payments	—	—	—	—	—	—
Payments on termination	—	—	—	—	(11,332)	(37,379)
Loans - net	—	(4)	—	—	(1,048)	745
Policy maintenance charge	(495)	(1,491)	(1,903)	(1,558)	(22,300)	(21,788)
Transfers among the sub-accounts
and with the Fixed Account - net	(8,521)	(67)	(154)	1,334	(8,803)	(17,251)

Increase (decrease) in net assets
from policy transactions	(8,600)	561	1,263	2,735	(1,887)	(32,101)

INCREASE (DECREASE) IN NET ASSETS	(8,344)	1,684	5,200	2,894	114,487	(34,428)

NET ASSETS AT BEGINNING OF PERIOD	8,344	6,660	10,317	7,423	320,176	354,604

NET ASSETS AT END OF PERIOD	$—	$8,344	$15,517	$10,317	$434,663	$320,176

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	450	415	677	487	13,454	14,876
Units issued	7	84	129	206	743	1,146
Units redeemed	(457)	(49)	(61)	(16)	(799)	(2,568)
Units outstanding at end of period	—	450	745	677	13,398	13,454

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Oppenheimer		Oppenheimer		Oppenheimer
	Variable Account Funds		Variable Account Funds		Variable Account Funds
	Sub-Account		Sub-Account		Sub-Account
	Oppenheimer
	Global		Oppenheimer
	Strategic		International		Oppenheimer
	Income		Growth Fund/VA*		Main Street*
	2017	2016	2017	2016	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$120	$248	$1,515	$1,024	$107
Net realized gains (losses)	(66)	(90)	2,069	4,323	157
Change in unrealized gains (losses)	256	148	20,470	(7,372)	537

Increase (decrease) in net assets
from operations	310	306	24,054	(2,025)	801

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	1,753	1,497	13,834	15,697	1,773
Benefit payments	—	—	—	—	—
Payments on termination	(327)	—	(5,839)	(5,515)	(135)
Loans - net	—	—	873	(3,173)	(4)
Policy maintenance charge	(1,397)	(1,358)	(8,498)	(8,558)	(1,147)
Transfers among the sub-accounts
and with the Fixed Account - net	300	(52)	241	(935)	8,613

Increase (decrease) in net assets
from policy transactions	329	87	611	(2,484)	9,100

INCREASE (DECREASE) IN NET ASSETS	639	393	24,665	(4,509)	9,901

NET ASSETS AT BEGINNING OF PERIOD	4,947	4,554	89,977	94,486	—

NET ASSETS AT END OF PERIOD	$5,586	$4,947	$114,642	$89,977	$9,901

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	356	350	3,609	3,515	—
Units issued	119	89	362	497	969
Units redeemed	(97)	(83)	(263)	(403)	(61)
Units outstanding at end of period	378	356	3,708	3,609	908

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Oppenheimer		Oppenheimer		PIMCO Variable
	Variable Account Funds		Variable Account Funds		Insurance Trust
	Sub-Account		Sub-Account		Sub-Account
	Oppenheimer
	Main Street		Oppenheimer
	Small		Total Return
	Cap		Bond Fund/VA*		Foreign Bond
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$5,814	$2,986	$130	$158	$2,173	$632
Net realized gains (losses)	43,357	32,404	(2)	—	247	786
Change in unrealized gains (losses)	41,103	65,365	111	(36)	(1,188)	1,381

Increase (decrease) in net assets
from operations	90,274	100,755	239	122	1,232	2,799

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	57,874	60,537	2,205	1,629	6,311	6,754
Benefit payments	—	—	—	—	—	—
Payments on termination	(26,686)	(43,525)	—	—	(4,158)	(10,959)
Loans - net	3,198	(11,496)	—	—	1,532	(2,763)
Policy maintenance charge	(36,097)	(35,654)	(1,012)	(834)	(3,066)	(3,217)
Transfers among the sub-accounts
and with the Fixed Account - net	(3,566)	(15,028)	707	40	497	78

Increase (decrease) in net assets
from policy transactions	(5,277)	(45,166)	1,900	835	1,116	(10,107)

INCREASE (DECREASE) IN NET ASSETS	84,997	55,589	2,139	957	2,348	(7,308)

NET ASSETS AT BEGINNING OF PERIOD	641,064	585,475	4,779	3,822	43,258	50,566

NET ASSETS AT END OF PERIOD	$726,061	$641,064	$6,918	$4,779	$45,606	$43,258

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	13,735	14,711	482	398	1,953	2,431
Units issued	810	1,017	221	109	194	173
Units redeemed	(837)	(1,993)	(36)	(25)	(144)	(651)
Units outstanding at end of period	13,708	13,735	667	482	2,003	1,953

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	PIMCO Variable		PIMCO Variable		Putnam Variable
	Insurance Trust		Insurance Trust		Trust (Class IA)
	Sub-Account		Sub-Account		Sub-Account

	PIMCO		PIMCO		VT High Yield
	Real Return		Total Return		(Class IA)
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$2,685	$2,335	$4,598	$4,328	$4,741	$4,390
Net realized gains (losses)	(286)	(527)	(40)	(233)	(210)	(226)
Change in unrealized gains (losses)	1,629	3,436	6,132	1,081	1,079	6,025

Increase (decrease) in net assets
from operations	4,028	5,244	10,690	5,176	5,610	10,189

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	13,014	14,179	24,781	25,290	7,142	7,147
Benefit payments	—	—	—	—	—	—
Payments on termination	(4,972)	(5,119)	(5,938)	(6,236)	(316)	(975)
Loans - net	494	82	(2,449)	324	(1,399)	215
Policy maintenance charge	(6,734)	(7,590)	(12,745)	(12,992)	(4,095)	(4,179)
Transfers among the sub-accounts
and with the Fixed Account - net	7,894	(3,482)	12,617	4,311	1,555	(864)

Increase (decrease) in net assets
from policy transactions	9,696	(1,930)	16,266	10,697	2,887	1,344

INCREASE (DECREASE) IN NET ASSETS	13,724	3,314	26,956	15,873	8,497	11,533

NET ASSETS AT BEGINNING OF PERIOD	105,397	102,083	211,850	195,977	75,806	64,273

NET ASSETS AT END OF PERIOD	$119,121	$105,397	$238,806	$211,850	$84,303	$75,806

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	6,172	6,289	10,083	9,578	2,564	2,514
Units issued	907	501	1,323	1,051	416	157
Units redeemed	(350)	(618)	(572)	(546)	(322)	(107)
Units outstanding at end of period	6,729	6,172	10,834	10,083	2,658	2,564

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Putnam Variable		Rydex		T. Rowe Price
	Trust (Class IA)		Variable Trust		Equity Series, Inc.
	Sub-Account		Sub-Account		Sub-Account
			Guggenheim
	VT International		VT U.S.		T. Rowe Price
	Value Fund		Long Short		Blue Chip
	(Class IA)		Equity Fund		Growth
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$422	$530	$115	$—	$—	$—
Net realized gains (losses)	195	78	956	521	8,769	7,699
Change in unrealized gains (losses)	5,050	(328)	3,394	(381)	59,495	(6,232)

Increase (decrease) in net assets
from operations	5,667	280	4,465	140	68,264	1,467

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	3,350	3,433	2,710	3,202	17,697	17,902
Benefit payments	—	—	—	—	—	—
Payments on termination	(157)	(923)	(3,372)	(2,472)	(1,774)	(9,429)
Loans - net	(3)	(10)	9	(30)	(2,397)	(2,289)
Policy maintenance charge	(1,468)	(1,480)	(1,617)	(1,759)	(14,624)	(14,206)
Transfers among the sub-accounts
and with the Fixed Account - net	(114)	272	(42)	15	(2,656)	450

Increase (decrease) in net assets
from policy transactions	1,608	1,292	(2,312)	(1,044)	(3,754)	(7,572)

INCREASE (DECREASE) IN NET ASSETS	7,275	1,572	2,153	(904)	64,510	(6,105)

NET ASSETS AT BEGINNING OF PERIOD	22,078	20,506	30,807	31,711	189,958	196,063

NET ASSETS AT END OF PERIOD	$29,353	$22,078	$32,960	$30,807	$254,468	$189,958

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	904	851	1,300	1,346	6,750	7,020
Units issued	98	128	64	96	182	285
Units redeemed	(41)	(75)	(153)	(142)	(292)	(555)
Units outstanding at end of period	961	904	1,211	1,300	6,640	6,750

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	T. Rowe Price		The		The
	Equity Series, Inc.		Alger Portfolios		Alger Portfolios
	Sub-Account		Sub-Account		Sub-Account
					Alger
			Alger		Capital
	T. Rowe Price		Balanced		Appreciation
	Equity Income		Class I-2		Class I-2
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$8,167	$9,471	$172	$59	$465	$442
Net realized gains (losses)	59,159	47,706	107	56	21,544	5,824
Change in unrealized gains (losses)	1,981	15,219	339	96	49,620	(5,108)

Increase (decrease) in net assets
from operations	69,307	72,396	618	211	71,629	1,158

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	38,536	41,907	3,676	2,105	30,562	30,238
Benefit payments	—	—	—	—	—	—
Payments on termination	(50,004)	(21,983)	—	—	(5,691)	(15,660)
Loans - net	93	163	—	—	(384)	(5,107)
Policy maintenance charge	(22,146)	(22,127)	(1,691)	(1,185)	(19,081)	(18,672)
Transfers among the sub-accounts
and with the Fixed Account - net	(178)	(5,635)	853	157	(626)	4,099

Increase (decrease) in net assets
from policy transactions	(33,699)	(7,675)	2,838	1,077	4,780	(5,102)

INCREASE (DECREASE) IN NET ASSETS	35,608	64,721	3,456	1,288	76,409	(3,944)

NET ASSETS AT BEGINNING OF PERIOD	440,156	375,435	3,204	1,916	229,244	233,188

NET ASSETS AT END OF PERIOD	$475,764	$440,156	$6,660	$3,204	$305,653	$229,244

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	12,861	13,073	214	139	5,689	5,573
Units issued	631	701	209	123	560	754
Units redeemed	(1,510)	(913)	(37)	(48)	(306)	(638)
Units outstanding at end of period	11,982	12,861	386	214	5,943	5,689

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	The		The		VanEck
	Alger Portfolios		Alger Portfolios		VIP Trust*
	Sub-Account		Sub-Account		Sub-Account
	Alger		Alger		VanEck VIP
	Large Cap		MidCap		Emerging
	Growth		Growth		Markets
	Class I-2		Class I-2		Fund Initial Class*
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$—	$—	$—	$—	$480	$440
Net realized gains (losses)	38,611	1,672	24,865	4,722	324	(2,043)
Change in unrealized gains (losses)	30,674	(3,568)	72,162	(822)	46,797	1,785

Increase (decrease) in net assets
from operations	69,285	(1,896)	97,027	3,900	47,601	182

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	23,084	24,150	36,793	38,858	12,148	13,285
Benefit payments	—	—	—	—	—	—
Payments on termination	(42,614)	(9,953)	(29,484)	(8,864)	(578)	(16,672)
Loans - net	920	384	(3,484)	(8,723)	170	(654)
Policy maintenance charge	(14,625)	(14,085)	(21,940)	(21,563)	(6,887)	(7,912)
Transfers among the sub-accounts
and with the Fixed Account - net	(638)	3,864	(4,878)	4,813	(2,627)	1,922

Increase (decrease) in net assets
from policy transactions	(33,873)	4,360	(22,993)	4,521	2,226	(10,031)

INCREASE (DECREASE) IN NET ASSETS	35,412	2,464	74,034	8,421	49,827	(9,849)

NET ASSETS AT BEGINNING OF PERIOD	245,390	242,926	328,535	320,114	92,100	101,949

NET ASSETS AT END OF PERIOD	$280,802	$245,390	$402,569	$328,535	$141,927	$92,100

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	10,266	10,118	10,009	9,909	3,236	3,586
Units issued	588	910	597	924	159	300
Units redeemed	(1,671)	(762)	(1,044)	(824)	(93)	(650)
Units outstanding at end of period	9,183	10,266	9,562	10,009	3,302	3,236

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

	VanEck
	VIP Trust*
	Sub-Account
	VanEck VIP
	Global
	Hard Assets
	Fund Initial Class*
	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$—	$121
Net realized gains (losses)	(866)	(4,105)
Change in unrealized gains (losses)	1,002	16,066

Increase (decrease) in net assets
from operations	136	12,082

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	9,759	10,256
Benefit payments	—	—
Payments on termination	(429)	(4,027)
Loans - net	736	943
Policy maintenance charge	(4,302)	(5,150)
Transfers among the sub-accounts
and with the Fixed Account - net	3,125	(4,057)

Increase (decrease) in net assets
from policy transactions	8,889	(2,035)

INCREASE (DECREASE) IN NET ASSETS	9,025	10,047

NET ASSETS AT BEGINNING OF PERIOD	38,497	28,450

NET ASSETS AT END OF PERIOD	$47,522	$38,497

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	1,371	1,456
Units issued	500	449
Units redeemed	(149)	(534)
Units outstanding at end of period	1,722	1,371

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

1. Organization
Allstate Life of New York Variable Life Separate Account A (the “Account”), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company of New York (“Allstate New York”). The assets of the Account are legally segregated from those of Allstate New York. Allstate New York is wholly owned by Allstate Life Insurance Company, which is a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
The assets within the Account are legally segregated from each other into sub-accounts (the “sub-accounts”). Allstate New York issues three life insurance policies: the Consultant Protector, the Consultant Accumulator, and the Total Accumulator (collectively the “Policies”), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. All of the policies, except the Total Accumulator, are closed to new policyholders, but continue to accept deposits from existing policyholders. Absent any policy provisions wherein Allstate New York contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-account names listed below correspond to the underlying mutual fund portfolios (Fund or Funds) in which they invest:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)*
Invesco V.I. American Franchise
Invesco V.I. American Value
Invesco V.I. Core Equity
Invesco V.I. Government Securities
Invesco V.I. Growth and Income
Fund-Series I
Invesco V.I. High Yield
Invesco V.I. Mid Cap Core Equity
Invesco V.I. Mid Cap Growth Fund Series II*
Invesco V.I. Value Opportunity
AllianceBernstein Fund
VPS Growth and Income Class A
VPS International Growth Class A
VPS International Value Class A
VPS Small Cap Growth Class A
VPS Small/Mid Cap Value Class A
Alps Variable Investments Trust*
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
Morningstar Balanced ETF Asset Allocation Portfolio Class I
Morningstar Conservative ETF Asset Allocation Portfolio Class I
Morningstar Growth ETF Asset Allocation Portfolio Class I
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
Deutsche Investments Variable Insurance Trust
Deutsche Equity 500 Index VIP Class A
Deutsche Small Cap Index VIP Class A
Deutsche Variable Series II
Deutsche Global Income Builder VIP
Class A

Fidelity Variable Insurance Products Fund
VIP Asset Manager
VIP Contrafund
VIP Emerging Markets
VIP Equity-Income
VIP Government Money Market Portfolio Initial Class*
VIP Growth
VIP Growth & Income
VIP High Income
VIP Index 500
VIP Index 500 - Service Class
VIP Investment Grade Bond
VIP Mid Cap
VIP Overseas
VIP Real Estate
VIP Value Strategies
Franklin Templeton Investments
Franklin High Income VIP Fund Class 1*
Franklin Income VIP Fund Class 1
Franklin Mutual Global Discovery
VIP Fund Class 1
Franklin Mutual Shares VIP Fund Class 1
Franklin Small Cap Value VIP Fund Class 1
Franklin Small-Mid Cap Growth VIP
Fund Class 1
Franklin Strategic Income VIP Fund Class 1
Franklin U.S. Government Securities VIP
Fund Class 1
Templeton Global Bond VIP Fund Class 1
Janus Aspen Series
Janus Henderson Balanced Portfolio Institutional Shares*
Janus Henderson Enterprise Portfolio Institutional Shares*

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

1. Organization (continued)
Janus Aspen Series (continued)
Janus Henderson Flexible Bond Portfolio Institutional Shares*
Janus Henderson Forty Portfolio Institutional Shares*
Janus Henderson Global Technology Portfolio Institutional Shares*
Janus Henderson Mid Cap Value Portfolio Institutional Shares*
Janus Henderson Overseas Portfolio Institutional Shares*
Janus Aspen Series (Service Shares)
Janus Henderson Balanced Portfolio
Service Shares*
Janus Henderson Global Research Portfolio Service Shares*
Janus Henderson Mid Cap Value Portfolio Service Shares*
Janus Henderson Overseas Portfolio
Service Shares*
Lazard Retirement Series, Inc.
Emerging Markets Equity
Legg Mason Partners Variable Portfolios I, Inc.
ClearBridge Variable Large Cap Value Portfolio Class I
Western Assets Variable Global High
Yield Bond Portfolio Class I
MFS Variable Insurance Trust
MFS High Yield Portfolio
MFS Investors Trust
MFS Mass Investors Growth Stock Series - Initial Class
MFS New Discovery
MFS Total Return
MFS Utilities
MFS Value
Morgan Stanley Variable Insurance Fund, Inc.*
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I*

Morgan Stanley Variable Insurance Fund, Inc.* (continued)
Morgan Stanley VIF Growth Portfolio Class I*
Morgan Stanley VIF U.S. Real Estate Portfolio Class I*
Oppenheimer Variable Account Funds
Oppenheimer Conservative Balance Fund
Oppenheimer Discovery MidCap Growth
Oppenheimer Equity Income*
Oppenheimer Global
Oppenheimer Global Fund/VA - Service Shares*
Oppenheimer Global Strategic Income
Oppenheimer International Growth Fund/VA*
Oppenheimer Main Street*
Oppenheimer Main Street Small Cap
Oppenheimer Total Return Bond Fund/VA*
PIMCO Variable Insurance Trust
Foreign Bond
PIMCO Real Return
PIMCO Total Return
Putnam Variable Trust (Class IA)
VT High Yield (Class IA)
VT International Value Fund (Class IA)
Rydex Variable Trust
Guggenheim VT U.S. Long Short Equity Fund
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth
T. Rowe Price Equity Income
The Alger Portfolios
Alger Balanced Class I-2
Alger Capital Appreciation Class I-2
Alger Large Cap Growth Class I-2
Alger MidCap Growth Class I-2
VanEck VIP Trust*
VanEck VIP Emerging Markets Fund Initial Class*
VanEck VIP Global Hard Assets Fund Initial Class*
* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.
The net assets are affected by the investment results of each Fund, transactions by policyholders and certain contract expenses (see Note 5). Policyholders’ interests consist of accumulation units of the sub-account. The accompanying financial statements include only policyholders’ purchase payments applicable to the variable portions of their policies and exclude any purchase payments directed by the policyholder to the “Fixed Account” in which the policyholders’ deposits are included in the Allstate New York general account assets and earn a fixed rate of return.
A policyholder may choose from among a number of different Fund options. The Funds are not available to the general public directly. These Funds are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

1.Organization (continued)
Some of these Funds have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the Funds may be similar to and may in fact be modeled after publicly traded mutual funds, the Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Funds may differ substantially.
2. Portfolio changes
The operations of the following sub-accounts were affected by the following changes that occurred during the year ended December 31, 2017:
The following sub-accounts were closed during the year ended December 31, 2017:

•	Oppenheimer Equity Income (sub-account ceased operations on April 28, 2017)

•	Franklin High Income VIP Fund Class 1 (sub-account ceased operations on April 28, 2017)
The following sub-account was opened during the year ended December 31, 2017:

•	Oppenheimer Main Street (sub-account became available for investments on April 28, 2017)
The following sub-accounts changed their name during the year ended December 31, 2017:

Former fund manager and/or fund name	New fund manager and/or fund name
Fidelity Variable Insurance Products Fund
VIP Money Market	VIP Government Money Market Portfolio Initial Class
Ibbotson Fund	Alps Variable Investments Trust
Invesco Funds	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Funds (Class II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Mid Cap Growth	Invesco V.I. Mid Cap Growth Fund Series II
Janus Aspen Series
Balanced	Janus Henderson Balanced Portfolio Institutional Shares
Enterprise	Janus Henderson Enterprise Portfolio Institutional Shares
Flexible Bond	Janus Henderson Flexible Bond Portfolio Institutional Shares
Forty Portfolio	Janus Henderson Forty Portfolio Institutional Shares
Global Technology	Janus Henderson Global Technology Portfolio Institutional Shares
Mid Cap Value	Janus Henderson Mid Cap Value Portfolio Institutional Shares
Overseas	Janus Henderson Overseas Portfolio Institutional Shares
Janus Aspen Series (Service Shares)
Balanced (Service Shares)	Janus Henderson Balanced Portfolio Service Shares
Global Research (Service Shares)	Janus Henderson Global Research Portfolio Service Shares
Mid Cap Value (Service Shares)	Janus Henderson Mid Cap Value Portfolio Service Shares
Overseas (Service Shares)	Janus Henderson Overseas Portfolio Service Shares
Oppenheimer Variable Account Funds
Oppenheimer Core Bond	Oppenheimer Total Return Bond Fund/VA
Oppenheimer International Growth	Oppenheimer International Growth Fund/VA
Oppenheimer Variable Account Funds (SS)	Oppenheimer Variable Account Funds
Oppenheimer Global (SS)	Oppenheimer Global Fund/VA - Service Shares
The Universal Institutional Funds, Inc.	Morgan Stanley Variable Insurance Fund, Inc.
Morgan Stanley UIF Emerging Markets Class I	Morgan Stanley VIF Emerging Markets Equity Portfolio Class I
Morgan Stanley UIF Growth Class I	Morgan Stanley VIF Growth Portfolio Class I
Morgan Stanley UIF U.S. Real Estate	Morgan Stanley VIF U.S. Real Estate Portfolio Class I

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

2. Portfolio changes (continued)

Former fund manager and/or fund name	New fund manager and/or fund name
Van Eck Worldwide Insurance Trust	VanEck VIP Trust
Van Eck Worldwide Emerging Markets	VanEck VIP Emerging Markets Initial Class
Van Eck Worldwide Hard Assets	VanEck VIP Global Hard Assets Initial Class
3. Summary of Significant Accounting Policies
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of GAAP.
Investments – Investments consist of shares of the Funds and are stated at fair value based on the reported net asset values of each corresponding Fund, which in turn value their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.
Dividends – Dividends declared by the Funds are recognized on the ex-dividend date.
Net Realized Gains and Losses – Net realized gains and losses on Fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying Fund. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds’ ex-distribution date.
Federal Income Taxes – The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of Allstate New York. Allstate New York is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No income taxes are allocable to the Account. The Account had no liability for unrecognized tax benefits as of December 31, 2017. The Account believes that it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.
Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations and the accompanying notes. Actual results could differ from those estimates.
4.    Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statements of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1:	Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.

Level 2:	Assets whose values are based on the following:
(a) Quoted prices for similar assets in active markets;
(b) Quoted prices for identical or similar assets in markets that are not active; or
(c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

4.    Fair Value Measurements (continued)

Level 3:
Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account’s estimates of the assumptions that market participants would use in valuing the assets.

In determining fair value, the Account uses the market approach which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds’ managers. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. During the year ended December 31, 2017, there were no transfers between fair value levels.
5. Expenses
Surrender charge - In the event the policy is surrendered, a withdrawal charge may be imposed. The charge is assessed if the policy is surrendered during a specified time, which ranges from the first 9 years to the first 14 years depending upon the policy, and varies based upon several variables, including the policyholder’s age and Account value at the time of surrender. This charge ranges from $3.32 to $49.00 per $1,000 of face amount. These amounts are included in payments on termination on the Statements of Changes in Net Assets.
Monthly Deductions - On each monthly deduction day (the same day in each month as the Issue Date, or the last day of the month if a month does not have that day), Allstate New York will deduct from the policy value an amount to cover certain charges and expenses incurred in connection with the policy. The monthly deduction is intended to compensate Allstate New York for expenses incurred in connection with the cost of insurance, mortality and expense risk charges, administrative expense charges, and policy fees. The monthly deductions are recognized as a redemption of units and are included in policy maintenance charge reported in the Statements of Changes in Net Assets. They are as follows:
Cost of Insurance - On all policies, Allstate New York charges each policyholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder’s age and gender, the policy year, the face amount and the underwriting class.
Mortality and Expense Risk Charge - The mortality and expense risk charge covers insurance benefits available with the policies and certain expenses of the policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policies. Allstate New York deducts charges daily at a rate ranging from 0.05% to 0.55% per annum of the net policy value and vary based on the policy year.
Administrative Expense Charge - Allstate New York deducts an administrative expense charge on a monthly basis to cover expenses incurred in evaluating the insured person’s risk, issuing the policy, and sales expenses. The annual amount of this charge ranges from $0.09 to $2.50 per $1,000 of face amount depending upon the policy and the policy year.
Policy Fee - On all policies, Allstate New York deducts a policy fee on a monthly basis to cover expenses such as salaries, postage and periodic reports. This fee ranges from $10 to $15 per month, depending upon the policy and the policy year.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

6. Purchases of Investments:
The cost of investments purchased during the year ended December 31, 2017 was as follows:

Fund Manager	Sub-Account	Purchases
AIM Variable Insurance Funds (Invesco	Invesco V.I. American Franchise	$33,944
Variable Insurance Funds)*	Invesco V.I. American Value	1,328
	Invesco V.I. Core Equity	2,505
	Invesco V.I. Government Securities	6,910
	Invesco V.I. Growth and Income Fund Series I	27,141
	Invesco V.I. High Yield	2,948
	Invesco V.I. Mid Cap Core Equity	9,498
	Invesco V.I. Mid Cap Growth Fund-Series II*	8,017
	Invesco V.I. Value Opportunity	6,213
AllianceBernstein Fund	VPS Growth and Income Class A	3,979
	VPS International Growth Class A	3,480
	VPS International Value Class A	1,194
	VPS Small Cap Growth Class A	4,647
	VPS Small/Mid Cap Value Class A	1,760
Alps Variable Investments Trust*	Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	71,281
	Morningstar Balanced ETF Asset Allocation Portfolio Class I	79,863
	Morningstar Conservative ETF Asset Allocation Portfolio Class I	12,768
	Morningstar Growth ETF Asset Allocation Portfolio Class I	117,242
	Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	45,149
Deutsche Investments Variable Insurance	Deutsche Equity 500 Index VIP Class A	21,125
Trust	Deutsche Small Cap Index VIP Class A	6,156
Deutsche Variable Series II	Deutsche Global Income Builder VIP Class A	7,420
Fidelity Variable Insurance Products Fund	VIP Asset Manager	15,647
	VIP Contrafund	102,058
	VIP Emerging Markets	4,523
	VIP Equity-Income	77,201
	VIP Government Money Market Portfolio Initial Class*	113,133
	VIP Growth	109,093
	VIP Growth & Income	12,055
	VIP High Income	4,291
	VIP Index 500	89,513
	VIP Index 500 - Service Class	41,144
	VIP Investment Grade Bond	44,156
* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

6.    Purchases of Investments (continued):

Fund Manager	Sub-Account	Purchases
Fidelity Variable Insurance Products Fund	VIP Mid Cap	$10,202
(continued)	VIP Overseas	23,446
	VIP Real Estate	9,817
	VIP Value Strategies	3,613
Franklin Templeton Investments	Franklin High Income VIP Fund Class 1*	9,567
	Franklin Income VIP Fund Class 1	4,212
	Franklin Mutual Global Discovery VIP Fund Class 1	1,494
	Franklin Mutual Shares VIP Fund Class 1	1,159
	Franklin Small Cap Value VIP Fund Class 1	8,413
	Franklin Small-Mid Cap Growth VIP Fund Class 1	4,078
	Franklin Strategic Income VIP Fund Class 1	2,706
	Franklin U.S. Government Securities VIP Fund Class 1	1,311
	Templeton Global Bond VIP Fund Class 1	3,147
Janus Aspen Series	Janus Henderson Balanced Portfolio Institutional Shares*	5,020
	Janus Henderson Enterprise Portfolio Institutional Shares*	8,970
	Janus Henderson Flexible Bond Portfolio Institutional Shares*	1,540
	Janus Henderson Forty Portfolio Institutional Shares*	13,709
	Janus Henderson Global Technology Portfolio Institutional Shares*	4,581
	Janus Henderson Mid Cap Value Portfolio Institutional Shares*	1,495
	Janus Henderson Overseas Portfolio Institutional Shares*	7,682
Janus Aspen Series (Service Shares)	Janus Henderson Balanced Portfolio Service Shares*	28,401
	Janus Henderson Global Research Portfolio Service Shares*	2,458
	Janus Henderson Mid Cap Value Portfolio Service Shares*	16,404
	Janus Henderson Overseas Portfolio Service Shares*	8,514
Lazard Retirement Series, Inc.	Emerging Markets Equity	4,873
Legg Mason Partners Variable Portfolios I,	ClearBridge Variable Large Cap Value Portfolio Class I	14,787
Inc.	Western Assets Variable Global High Yield Bond Portfolio Class I	13,007
MFS Variable Insurance Trust	MFS High Yield Portfolio	7,308
	MFS Investors Trust	2,089
	MFS Mass Investors Growth Stock Series - Initial Class	6,279
	MFS New Discovery	15,740
	MFS Total Return	12,126
	MFS Utilities	14,053
	MFS Value	8,075
* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

6.    Purchases of Investments (continued):

Fund Manager	Sub-Account	Purchases
Morgan Stanley Variable Insurance Fund, Inc.*	Morgan Stanley VIF Emerging Markets Equity Portfolio Class I*	$1,910
	Morgan Stanley VIF Growth Portfolio Class I*	11,649
	Morgan Stanley VIF U.S. Real Estate Portfolio Class I*	11,650
Oppenheimer Variable Account Funds	Oppenheimer Conservative Balance Fund	5,499
	Oppenheimer Discovery MidCap Growth	17,393
	Oppenheimer Equity Income*	314
	Oppenheimer Global	2,567
	Oppenheimer Global Fund/VA- Service Shares*	23,585
	Oppenheimer Global Strategic Income	1,845
	Oppenheimer International Growth Fund/VA*	10,819
	Oppenheimer Main Street*	9,990
	Oppenheimer Main Street Small Cap	72,567
	Oppenheimer Total Return Bond Fund/VA*	2,400
PIMCO Variable Insurance Trust	Foreign Bond	6,528
	PIMCO Real Return	18,499
	PIMCO Total Return	33,323
Putnam Variable Trust (Class IA)	VT High Yield (Class IA)	17,610
	VT International Value Fund (Class IA)	3,163
Rydex Variable Trust	Guggenheim VT U.S. Long Short Equity Fund	1,681
T. Rowe Price Equity Series, Inc.	T. Rowe Price Blue Chip Growth	8,966
	T. Rowe Price Equity Income	75,681
The Alger Portfolios	Alger Balanced Class I-2	3,608
	Alger Capital Appreciation Class I-2	36,696
	Alger Large Cap Growth Class I-2	40,200
	Alger MidCap Growth Class I-2	27,298
VanEck VIP Trust*	VanEck VIP Emerging Markets Fund Initial Class*	6,078
	VanEck VIP Global Hard Assets Fund Initial Class*	12,722
* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7.     Financial Highlights
A summary of accumulation units outstanding, accumulation unit values, net assets, net investment income ratios, and total return ratios by sub-account is presented below for each of the five years in the period ended December 31, 2017.
Items in the following table are notated as follows:
* Investment Income Ratio - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the Fund, net of management fees assessed by the Fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of policy transactions.
Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return the investment income ratio is calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed sub-accounts is calculated from the beginning of period, or from the effective date, through the last day the sub-account was open. The investment income ratio is reported at zero when no dividend is received in the sub-account during the period or the net asset value at the end of the period is zero.
** Total Return - These amounts represent the total return for periods indicated, including changes in the value of the Fund. The products currently sold through the Account do not contain expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7.     Financial Highlights (continued)

	Consultant Accumulator and Consultant Protector
	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Total Return**

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. American Franchise
2017	12,945	$20.26	$262,283	0.09%	27.34%
2016	13,335	15.91	212,180	0.00	2.27
2015	13,400	15.56	208,492	0.00	5.01
2014	14,569	14.82	215,867	0.04	8.44
2013	15,676	13.66	214,181	0.43	40.14

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Core Equity
2017	1,006	21.68	21,787	1.07	13.17
2016	966	19.15	18,496	0.71	10.26
2015	1,088	17.37	18,891	1.07	-5.77
2014	1,234	18.44	22,750	0.88	8.15
2013	1,179	17.05	20,099	1.44	29.25

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Government Securities
2017	4,004	11.50	46,040	2.15	1.96
2016	3,743	11.28	42,220	1.98	1.23
2015	3,955	11.14	44,063	2.26	0.34
2014	3,722	11.10	41,327	3.21	4.14
2013	3,569	10.66	38,053	3.57	-2.62

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Growth and Income Fund Series I
2017	6,559	42.67	279,873	1.53	14.32
2016	6,485	37.32	242,020	1.08	19.69
2015	7,011	31.18	218,639	2.99	-3.06
2014	6,759	32.17	217,428	1.76	10.28
2013	6,709	29.17	195,702	1.54	34.08

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. High Yield
2017	2,168	14.07	30,518	4.13	6.30
2016	2,135	13.24	28,264	4.26	11.21
2015	2,020	11.90	24,048	5.52	-3.17
2014	1,980	12.29	24,342	5.00	1.73
2013	2,035	12.08	24,591	5.00	7.01

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Mid Cap Core Equity
2017	4,260	26.63	113,482	0.54	14.92
2016	4,195	23.18	97,237	0.08	13.43
2015	4,269	20.43	87,220	0.34	-4.03
2014	4,604	21.29	98,018	0.04	4.43
2013	4,704	20.39	95,896	0.73	28.81

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Mid Cap Growth Fund-Series II
2017	2,228	30.15	67,149	0.00	22.14
2016	2,246	24.69	55,456	0.00	0.57
2015	2,307	24.54	56,634	0.00	1.04
2014	9,058	24.29	220,029	0.00	7.69
2013	9,954	22.56	224,533	0.22	36.60

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7.     Financial Highlights (continued)

	Consultant Accumulator and Consultant Protector
	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Total Return**

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Value Opportunity
2017	4,337	$20.60	$89,320	0.39%	17.44%
2016	4,582	17.54	80,355	0.39	18.34
2015	4,391	14.82	65,072	2.66	-10.40
2014	4,497	16.54	74,381	1.33	6.62
2013	5,047	15.51	78,297	1.47	33.75

Alps Variable Investments Trust - Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
2017	—	N/A	—	1.55	20.17
2016	—	N/A	—	1.68	N/A
2015	—	N/A	—	1.58	N/A
2014	—	N/A	—	N/A	N/A
2013	—	N/A	—	N/A	N/A

Alps Variable Investments Trust - Morningstar Balanced ETF Asset Allocation Portfolio Class I
2017	—	N/A	—	2.02	13.65
2016	—	N/A	—	2.02	N/A
2015	977	17.22	16,825	1.81	-1.97
2014	877	17.56	15,406	1.49	4.79
2013	769	16.76	12,889	2.22	12.19

Alps Variable Investments Trust - Morningstar Conservative ETF Asset Allocation Portfolio Class I
2017	—	14.92	—	2.18	6.45
2016	—	N/A	—	1.84	N/A
2015	—	N/A	—	1.53	N/A
2014	—	N/A	—	N/A	N/A
2013	—	N/A	—	N/A	N/A

Alps Variable Investments Trust - Morningstar Growth ETF Asset Allocation Portfolio Class I
2017	938	24.49	22,988	1.66	17.68
2016	894	20.81	18,614	1.89	9.88
2015	846	18.94	16,028	1.69	-2.22
2014	966	19.37	18,715	1.29	4.85
2013	874	18.47	16,143	1.53	16.78

Deutsche Investments Variable Insurance Trust - Deutsche Equity 500 Index VIP Class A
2017	4,968	42.11	209,200	1.71	21.53
2016	4,958	34.65	171,806	1.97	11.61
2015	4,799	31.05	148,997	1.66	1.13
2014	4,488	30.70	137,771	1.78	13.39
2013	4,717	27.07	127,698	1.78	31.93

Deutsche Investments Variable Insurance Trust - Deutsche Small Cap Index VIP Class A
2017	1,290	49.75	64,216	1.03	14.33
2016	1,625	43.52	70,708	1.02	21.03
2015	1,607	35.96	57,756	1.05	-4.60
2014	1,809	37.69	68,175	0.94	4.74
2013	1,843	35.98	66,338	1.57	38.64

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7.     Financial Highlights (continued)

	Consultant Accumulator and Consultant Protector
	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Total Return**

	Deutsche Variable Series II - Deutsche Global Income Builder VIP Class A
2017	4,229	$20.40	$86,255	2.95%	16.54%
2016	4,106	17.50	71,848	3.99	6.81
2015	3,882	16.38	63,618	3.00	-1.44
2014	4,030	16.62	67,001	3.02	3.83
2013	3,795	16.01	60,758	2.07	16.63

	Fidelity Variable Insurance Products Fund - VIP Asset Manager
2017	3,180	27.05	86,030	1.92	14.10
2016	3,156	23.71	74,828	1.48	3.07
2015	3,255	23.00	74,867	1.68	0.14
2014	3,021	22.97	69,393	1.43	5.83
2013	3,552	21.70	77,084	1.61	15.71

	Fidelity Variable Insurance Products Fund - VIP Contrafund
2017	18,046	48.93	883,011	1.02	21.88
2016	18,060	40.15	725,130	0.81	8.01
2015	18,863	37.17	701,210	0.91	0.67
2014	26,133	36.93	964,990	0.98	11.94
2013	26,365	32.99	869,664	1.11	31.29

	Fidelity Variable Insurance Products Fund - VIP Equity-Income
2017	24,351	33.76	822,031	1.74	12.89
2016	23,677	29.90	707,994	2.34	18.02
2015	23,582	25.34	597,488	3.30	-3.96
2014	23,241	26.38	613,172	2.87	8.72
2013	24,399	24.27	592,107	2.58	28.15

	Fidelity Variable Insurance Products Fund - VIP Government Money Market Portfolio Initial Class
2017	27,579	14.78	407,537	0.66	0.67
2016	30,251	14.68	444,048	0.20	0.20
2015	17,252	14.65	252,717	0.03	0.03
2014	15,589	14.64	228,288	0.01	0.01
2013	14,799	14.64	216,706	0.03	0.03

	Fidelity Variable Insurance Products Fund - VIP Growth
2017	27,011	34.73	938,090	0.22	35.13
2016	27,021	25.70	694,502	0.04	0.80
2015	26,958	25.50	687,352	0.26	7.17
2014	27,994	23.79	665,996	0.19	11.30
2013	30,053	21.38	642,390	0.29	36.34

	Fidelity Variable Insurance Products Fund - VIP Index 500
2017	25,101	34.83	874,263	1.74	21.71
2016	27,297	28.62	781,172	1.41	11.86
2015	30,259	25.58	774,149	1.85	1.33
2014	36,671	25.25	925,817	1.74	13.57
2013	33,418	22.23	742,871	1.93	32.24

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7.     Financial Highlights (continued)

	Consultant Accumulator and Consultant Protector
	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Total Return**

	Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond
2017	14,559	$18.67	$271,791	2.44%	4.22%
2016	14,189	17.91	254,186	2.44	4.74
2015	14,209	17.10	243,019	2.65	-0.60
2014	13,940	17.21	239,851	2.19	5.83
2013	14,651	16.26	238,188	2.46	-1.78

	Fidelity Variable Insurance Products Fund - VIP Overseas
2017	11,432	25.40	290,343	1.48	30.28
2016	11,589	19.49	225,912	1.50	-5.06
2015	11,088	20.53	227,681	1.38	3.63
2014	11,743	19.81	232,695	1.39	-8.08
2013	11,329	21.56	244,219	1.39	30.44

	Janus Aspen Series - Janus Henderson Forty Portfolio Institutional Shares
2017	3,047	41.89	127,615	0.00	30.31
2016	2,944	32.14	94,593	0.81	2.20
2015	2,797	31.45	87,970	0.00	12.22
2014	2,692	28.03	75,458	0.15	8.73
2013	2,593	25.78	66,837	0.70	31.23

	Janus Aspen Series (Service Shares) - Janus Henderson Balanced Portfolio Service Shares
2017	10,899	34.81	379,423	1.41	18.13
2016	10,481	29.47	308,863	1.89	4.32
2015	10,523	28.25	297,274	1.66	0.41
2014	10,621	28.13	298,792	1.54	8.24
2013	10,225	25.99	265,744	1.35	19.80

	Janus Aspen Series (Service Shares) - Janus Henderson Global Research Portfolio Service Shares
2017	1,569	29.84	46,827	0.70	26.68
2016	1,628	23.56	38,363	0.95	1.82
2015	1,584	23.14	36,626	0.55	-2.53
2014	1,526	23.74	36,220	0.95	7.18
2013	1,517	22.15	33,591	1.09	28.08

	Janus Aspen Series (Service Shares) - Janus Henderson Mid Cap Value Portfolio Service Shares
2017	4,997	32.69	163,365	0.63	13.63
2016	4,942	28.77	142,165	0.90	18.76
2015	5,075	24.22	122,934	1.02	-3.69
2014	5,279	25.15	132,766	1.25	8.44
2013	5,328	23.19	123,575	1.15	25.81

	Janus Aspen Series (Service Shares) - Janus Henderson Overseas Portfolio Service Shares
2017	11,069	9.02	99,849	1.65	30.80
2016	10,837	6.90	74,736	4.90	-6.71
2015	9,803	7.39	72,465	0.54	-8.80
2014	9,012	8.11	73,048	3.03	-12.10
2013	8,709	9.22	80,310	3.15	14.28

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	Consultant Accumulator and Consultant Protector
	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Total Return**

Lazard Retirement Series, Inc. - Emerging Markets Equity
2017	576	$64.10	$36,893	1.84%	27.82%
2016	551	50.15	27,625	1.08	20.78
2015	569	41.52	23,628	1.23	-20.05
2014	510	51.94	26,483	1.75	-4.64
2013	507	54.46	27,631	1.42	-1.24

	Legg Mason Partners Variable Portfolios I, Inc. - ClearBridge Variable Large Cap Value Portfolio Class I
2017	5,685	28.91	164,337	1.42	14.84
2016	5,658	25.17	142,439	1.52	13.00
2015	6,152	22.28	137,071	1.49	-2.87
2014	6,319	22.94	144,933	2.92	11.71
2013	1,199	20.53	24,616	1.72	32.37

	Legg Mason Partners Variable Portfolios I, Inc. - Western Assets Variable Global High Yield Bond Portfolio Class I
2017	4,627	23.45	108,521	5.52	8.65
2016	4,460	21.59	96,269	6.40	15.60
2015	4,784	18.67	89,322	6.23	-5.84
2014	4,986	19.83	98,874	7.13	-1.15
2013	5,387	20.06	108,071	6.14	6.27

	MFS Variable Insurance Trust - MFS High Yield Portfolio (Fund launched on August 16, 2013)
2017	4,608	12.44	57,313	6.49	6.69
2016	4,507	11.66	52,539	6.64	13.82
2015	4,794	10.24	49,109	7.24	-4.22
2014	5,047	10.69	53,969	5.54	2.81
2013	6,368	10.40	66,243	4.69	4.02

	MFS Variable Insurance Trust - MFS Investors Trust
2017	670	31.34	20,992	0.74	23.35
2016	682	25.41	17,340	0.86	8.59
2015	649	23.40	15,184	0.95	0.22
2014	620	23.35	14,484	0.96	11.01
2013	579	21.03	12,162	1.15	32.05

	MFS Variable Insurance Trust - MFS Mass Investors Growth Stock Series - Initial Class (Fund launched on March 27, 2015)
2017	4,743	13.43	63,699	0.67	28.42
2016	4,781	10.46	50,001	0.60	6.08
2015	4,819	9.86	47,513	1.00	-1.40

	MFS Variable Insurance Trust - MFS New Discovery
2017	3,453	57.20	197,484	0.00	26.65
2016	3,489	45.16	157,536	0.00	9.05
2015	3,462	41.41	143,353	0.00	-1.89
2014	7,095	42.21	299,458	0.00	-7.26
2013	7,122	45.51	324,146	0.00	41.52

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	Consultant Accumulator and Consultant Protector
	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Total Return**

	MFS Variable Insurance Trust - MFS Total Return
2017	3,157	$33.93	$107,102	2.34%	12.30%
2016	3,089	30.22	93,347	2.88	9.09
2015	3,016	27.70	83,543	2.67	-0.37
2014	2,824	27.80	78,518	2.09	8.50
2013	3,272	25.62	83,835	1.78	19.05

	MFS Variable Insurance Trust - MFS Utilities
2017	1,206	60.70	73,217	4.46	14.83
2016	1,185	52.86	62,581	3.84	11.47
2015	1,253	47.42	59,394	4.40	-14.52
2014	1,261	55.47	69,946	2.31	12.73
2013	1,432	49.21	70,434	2.40	20.52

	MFS Variable Insurance Trust - MFS Value
2017	2,169	33.71	73,094	1.77	17.65
2016	2,511	28.65	71,944	2.14	14.09
2015	2,400	25.11	60,268	2.36	-0.74
2014	2,242	25.30	56,724	1.82	10.51
2013	3,364	22.89	77,021	1.48	35.89

	Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF Growth Portfolio Class I
2017	2,082	45.69	95,111	0.00	43.15
2016	2,209	31.92	70,483	0.00	-1.64
2015	2,158	32.45	70,026	0.00	12.24
2014	2,104	28.91	60,823	0.00	6.36
2013	2,173	27.18	59,074	0.44	48.07

	Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF U.S. Real Estate Portfolio Class I
2017	2,663	48.57	129,378	1.50	3.11
2016	2,523	47.11	118,900	1.21	6.81
2015	2,931	44.10	129,246	1.32	2.17
2014	2,846	43.17	122,837	1.44	29.72
2013	2,860	33.28	95,174	1.12	2.05

	Oppenheimer Variable Account Funds - Oppenheimer Discovery MidCap Growth
2017	5,049	26.58	134,186	0.03	28.79
2016	5,188	20.64	107,069	0.00	2.33
2015	5,818	20.17	117,330	0.00	6.61
2014	6,030	18.92	114,077	0.00	5.78
2013	6,351	17.88	113,572	0.01	35.98

	Oppenheimer Variable Account Funds - Oppenheimer Global Fund/VA- Service Shares
2017	13,398	32.44	434,663	0.73	36.32
2016	13,454	23.80	320,176	0.70	-0.16
2015	14,876	23.84	354,604	1.12	3.67
2014	15,222	22.99	349,994	0.84	2.06
2013	15,993	22.53	360,308	1.20	26.99

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	Consultant Accumulator and Consultant Protector
	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Total Return**

	Oppenheimer Variable Account Funds - Oppenheimer International Growth Fund/VA
2017	1,480	$53.15	$78,692	1.48%	26.29%
2016	1,496	42.08	62,966	1.11	-2.12
2015	1,623	42.99	69,787	0.85	3.43
2014	3,253	41.57	135,221	1.18	-7.22
2013	3,155	44.80	141,359	1.31	25.87

	Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap
2017	12,530	55.56	696,128	0.85	14.16
2016	12,699	48.67	618,014	0.49	18.07
2015	13,774	41.22	567,812	0.90	-5.90
2014	14,011	43.81	613,814	0.84	11.93
2013	14,848	39.14	581,117	0.91	41.01

	PIMCO Variable Insurance Trust - Foreign Bond
2017	2,003	22.76	45,606	4.89	2.76
2016	1,953	22.15	43,258	1.35	6.48
2015	2,431	20.80	50,566	3.14	0.29
2014	2,394	20.74	49,645	1.80	11.17
2013	2,446	18.65	45,629	1.90	0.50

	PIMCO Variable Insurance Trust - PIMCO Real Return
2017	6,729	17.70	119,121	2.39	3.66
2016	6,172	17.08	105,397	2.25	5.20
2015	6,289	16.23	102,083	4.16	-2.71
2014	6,536	16.68	109,041	1.47	3.89
2013	6,313	16.06	101,380	1.88	-9.91

	PIMCO Variable Insurance Trust - PIMCO Total Return
2017	10,834	22.04	238,806	2.04	4.92
2016	10,083	21.01	211,850	2.12	2.68
2015	9,578	20.46	195,977	5.05	0.45
2014	9,433	20.37	192,141	2.26	4.45
2013	8,935	19.50	174,241	2.23	-2.11

	Putnam Variable Trust (Class IA) - VT High Yield (Class IA)
2017	2,658	31.71	84,303	5.92	7.22
2016	2,564	29.57	75,806	6.27	15.66
2015	2,514	25.57	64,273	7.02	-5.14
2014	2,544	26.95	68,567	6.13	1.91
2013	2,376	26.45	62,842	7.23	8.10

	Putnam Variable Trust (Class IA) - VT International Value Fund (Class IA)
2017	961	30.56	29,353	1.64	25.06
2016	904	24.44	22,078	2.49	1.28
2015	851	24.13	20,506	0.59	-1.71
2014	3,479	24.55	85,382	1.54	-9.29
2013	3,418	27.06	92,505	2.66	22.63

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	Consultant Accumulator and Consultant Protector
	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Total Return**

	Rydex Variable Trust - Guggenheim VT U.S. Long Short Equity Fund
2017	1,211	$27.24	$32,960	0.36%	14.85%
2016	1,300	23.72	30,807	0.00	0.65
2015	1,346	23.56	31,711	0.00	1.26
2014	1,427	23.27	33,202	0.00	2.79
2013	1,421	22.64	32,170	0.00	17.46

	T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth
2017	6,640	38.32	254,468	0.00	36.17
2016	6,750	28.14	189,958	0.00	0.78
2015	7,020	27.93	196,063	0.00	11.05
2014	7,926	25.15	199,316	0.00	9.17
2013	8,637	23.03	198,961	0.03	41.15

	T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income
2017	11,982	39.71	475,764	1.78	16.02
2016	12,861	34.22	440,156	2.32	19.17
2015	13,073	28.72	375,435	1.82	-6.85
2014	13,974	30.83	430,833	1.75	7.38
2013	14,273	28.71	409,846	1.58	29.72

	The Alger Portfolios - Alger Capital Appreciation Class I-2
2017	4,287	60.98	261,403	0.17	31.08
2016	4,335	46.52	201,660	0.19	0.50
2015	4,622	46.29	213,908	0.08	6.19
2014	5,180	43.59	225,805	0.09	13.75
2013	5,343	38.32	204,771	0.37	35.19

	The Alger Portfolios - Alger Large Cap Growth Class I-2
2017	8,675	31.16	270,291	0.00	28.46
2016	9,827	24.25	238,305	0.00	-0.83
2015	9,564	24.46	233,914	0.00	1.72
2014	10,320	24.04	248,120	0.16	10.99
2013	10,783	21.66	233,589	0.79	35.08

	The Alger Portfolios - Alger MidCap Growth Class I-2
2017	8,651	44.69	386,554	0.00	29.79
2016	9,240	34.43	318,126	0.00	0.97
2015	9,051	34.10	308,612	0.00	-1.56
2014	9,555	34.64	330,967	0.00	8.01
2013	9,677	32.07	310,350	0.33	35.84

	Van Eck VIP Trust - Van Eck VIP Emerging Markets Funds Initial Class
2017	3,302	42.98	141,927	0.41	51.03
2016	3,236	28.46	92,100	0.45	0.10
2015	3,586	28.43	101,949	0.56	-13.99
2014	3,502	33.06	115,762	0.51	-0.41
2013	3,733	33.19	123,900	1.44	12.02

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	Consultant Accumulator and Consultant Protector
	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Total Return**

	Van Eck VIP Trust - Van Eck VIP Global Hard Assets Fund Initial Class
2017	1,722	$27.61	$47,522	0.00%	-1.70%
2016	1,371	28.08	38,497	0.36	43.71
2015	1,456	19.54	28,450	0.04	-33.45
2014	1,987	29.36	58,329	0.10	-19.10
2013	1,894	36.29	68,747	0.66	10.53

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	Total Accumulator
	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Total Return**

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. American Value
2017	279	$20.86	$5,808	0.84%	9.96%
2016	247	18.97	4,681	0.38	15.49
2015	221	16.42	3,630	0.29	-9.13
2014	250	18.07	4,514	0.48	9.75
2013	228	16.47	3,759	0.72	34.27

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Government Securities
2017	12	11.50	134	2.15	1.96
2016	2	11.28	20	1.98	1.23
2015	—	N/A	—	2.26	N/A
2014	—	N/A	—	3.21	N/A
2013	—	N/A	—	3.57	N/A

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Growth and Income Fund Series I
2017	722	21.68	15,637	1.53	14.32
2016	646	18.96	12,242	1.08	19.69
2015	588	15.84	9,316	2.99	-3.06
2014	595	16.34	9,722	1.76	10.28
2013	1,180	14.82	17,481	1.54	34.08

	AllianceBernstein Fund - VPS Growth and Income Class A
2017	765	21.89	16,757	1.43	18.92
2016	681	18.41	12,541	1.16	11.30
2015	811	16.54	13,409	1.47	1.70
2014	676	16.26	11,003	1.33	9.54
2013	610	14.85	9,056	1.26	34.96

	AllianceBernstein Fund - VPS International Growth Class A
2017	2,171	11.17	24,255	1.21	35.02
2016	2,082	8.27	17,229	0.00	-6.87
2015	2,180	8.88	19,369	0.36	-1.87
2014	2,025	9.05	18,335	0.00	-1.19
2013	1,806	9.16	16,550	1.04	13.60

	AllianceBernstein Fund - VPS International Value Class A
2017	2,093	9.26	19,372	2.31	25.42
2016	2,110	7.38	15,574	1.30	-0.50
2015	2,059	7.42	15,274	2.69	2.59
2014	1,925	7.23	13,921	4.18	-6.21
2013	1,485	7.71	11,446	6.68	23.00

	AllianceBernstein Fund - VPS Small Cap Growth Class A
2017	1,146	28.64	32,826	0.00	34.12
2016	1,067	21.36	22,804	0.00	6.46
2015	973	20.06	19,527	0.00	-1.25
2014	825	20.31	16,760	0.00	-1.81
2013	815	20.69	16,854	0.00	45.66

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	Total Accumulator
	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Total Return**

	AllianceBernstein Fund - VPS Small/Mid Cap Value Class A
2017	104	$24.91	$2,591	0.48%	13.15%
2016	110	22.01	2,431	0.63	25.09
2015	102	17.60	1,800	0.83	-5.49
2014	89	18.62	1,658	0.73	9.20
2013	74	17.05	1,268	0.60	38.06

	Alps Variable Investments Trust - Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
2017	17,338	17.05	295,675	1.55	20.17
2016	14,804	14.19	210,083	1.68	11.45
2015	12,152	12.73	154,749	1.58	-2.65
2014	10,261	13.08	134,215	1.21	4.74
2013	9,419	12.49	117,622	1.44	18.53

	Alps Variable Investments Trust - Morningstar Balanced ETF Asset Allocation Portfolio Class I
2017	21,160	16.13	341,249	2.02	13.65
2016	18,962	14.19	269,063	2.02	8.69
2015	17,952	13.06	234,361	1.81	-1.97
2014	15,386	13.32	204,897	1.49	4.79
2013	13,410	12.71	170,416	2.22	12.19

	Alps Variable Investments Trust - Morningstar Conservative ETF Asset Allocation Portfolio Class I
2017	4,012	13.80	55,380	2.18	6.45
2016	3,431	12.97	44,487	1.84	4.88
2015	3,256	12.36	40,252	1.53	-0.96
2014	2,919	12.48	36,432	1.47	3.10
2013	2,109	12.11	25,529	1.72	2.77

	Alps Variable Investments Trust - Morningstar Growth ETF Asset Allocation Portfolio Class I
2017	28,016	16.83	471,524	1.66	17.68
2016	25,028	14.30	357,936	1.89	9.88
2015	20,632	13.02	268,535	1.69	-2.22
2014	16,875	13.31	224,626	1.29	4.85
2013	15,604	12.70	198,116	1.53	16.78

	Alps Variable Investments Trust - Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
2017	8,870	14.92	132,374	2.11	10.12
2016	8,717	13.55	118,127	2.39	6.73
2015	6,766	12.70	85,918	2.05	-1.52
2014	5,461	12.89	70,414	1.66	3.63
2013	3,991	12.44	49,659	1.94	7.58

	Fidelity Variable Insurance Products Fund - VIP Contrafund
2017	2,858	21.28	60,821	1.02	21.88
2016	2,735	17.46	47,744	0.81	8.01
2015	2,719	16.17	43,951	0.91	0.67
2014	2,665	16.06	42,796	0.98	11.94
2013	2,701	14.34	38,749	1.11	31.29

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	Total Accumulator
	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Total Return**

	Fidelity Variable Insurance Products Fund - VIP Emerging Markets
2017	1,071	$14.90	$15,939	0.73%	47.40%
2016	798	10.11	8,072	0.61	3.24
2015	530	9.79	5,189	0.60	-9.97
2014	491	10.88	5,344	0.45	1.38
2013	288	10.73	3,086	0.68	3.85

	Fidelity Variable Insurance Products Fund - VIP Equity-Income
2017	2,401	18.63	44,721	1.74	12.89
2016	2,360	16.50	38,945	2.34	18.02
2015	2,549	13.98	35,640	3.30	-3.96
2014	2,435	14.56	35,450	2.87	8.72
2013	2,173	13.39	29,118	2.58	28.15

	Fidelity Variable Insurance Products Fund - VIP Government Money Market Portfolio Initial Class
2017	8,258	10.40	85,867	0.66	0.67
2016	5,906	10.33	60,997	0.20	0.20
2015	5,084	10.31	52,404	0.03	0.03
2014	4,280	10.30	44,107	0.01	0.01
2013	3,672	10.30	37,836	0.03	0.03

	Fidelity Variable Insurance Products Fund - VIP Growth
2017	3,316	23.24	77,064	0.22	35.13
2016	3,043	17.20	52,327	0.04	0.80
2015	3,040	17.06	51,866	0.26	7.17
2014	3,149	15.92	50,120	0.19	11.30
2013	2,887	14.30	41,294	0.29	36.34

	Fidelity Variable Insurance Products Fund - VIP Growth & Income
2017	2,212	20.98	46,402	1.32	16.90
2016	1,965	17.95	35,258	1.81	16.08
2015	1,681	15.46	25,983	2.36	-2.27
2014	1,394	15.82	22,053	1.60	10.47
2013	1,768	14.32	25,322	1.95	33.56

	Fidelity Variable Insurance Products Fund - VIP High Income
2017	981	18.24	17,899	5.43	6.93
2016	969	17.06	16,528	5.77	14.61
2015	860	14.89	12,790	6.44	-3.63
2014	934	15.45	14,422	4.91	1.16
2013	1,335	15.27	20,395	6.47	5.95

	Fidelity Variable Insurance Products Fund - VIP Index 500 - Service Class
2017	9,120	23.06	210,281	1.64	21.59
2016	10,414	18.96	197,493	1.50	11.75
2015	8,890	16.97	150,873	1.81	1.24
2014	10,162	16.76	170,361	1.70	13.46
2013	8,682	14.78	128,293	2.00	32.11

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	Total Accumulator
	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Total Return**

	Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond
2017	3,131	$15.35	$48,066	2.44%	4.22%
2016	2,937	14.72	43,240	2.44	4.74
2015	2,762	14.06	38,826	2.65	-0.60
2014	2,755	14.14	38,958	2.19	5.83
2013	2,628	13.36	35,120	2.46	-1.78

	Fidelity Variable Insurance Products Fund - VIP Mid Cap
2017	2,318	22.75	52,729	0.67	20.81
2016	2,750	18.83	51,772	0.57	12.23
2015	2,057	16.78	34,503	0.53	-1.39
2014	1,950	17.01	33,169	0.26	6.29
2013	1,991	16.01	31,856	0.57	36.23

	Fidelity Variable Insurance Products Fund - VIP Real Estate
2017	1,533	18.63	28,546	1.86	4.07
2016	1,308	17.90	23,406	1.62	5.75
2015	1,071	16.92	18,134	2.16	3.71
2014	862	16.32	14,071	1.35	30.18
2013	1,645	12.54	20,628	2.02	1.82

	Fidelity Variable Insurance Products Fund - VIP Value Strategies
2017	405	21.16	8,549	1.51	19.36
2016	392	17.73	6,941	1.17	9.62
2015	355	16.17	5,740	1.15	-2.99
2014	376	16.67	6,266	1.14	6.80
2013	328	15.61	5,119	0.87	30.49

	Franklin Templeton Investments - Franklin High Income VIP Fund Class 1 (sub-account ceased operations on April 28, 2017)
2017	N/A	17.69	N/A	57.52	2.75
2016	793	17.22	13,653	6.72	17.25
2015	703	14.69	10,326	6.25	-8.88
2014	640	16.12	10,323	8.45	0.21
2013	1,028	16.08	16,518	7.91	8.17

	Franklin Templeton Investments - Franklin Income VIP Fund Class 1
2017	1,095	17.44	19,102	4.44	9.94
2016	1,077	15.86	17,089	4.82	14.33
2015	944	13.87	13,088	4.24	-6.84
2014	1,063	14.89	15,824	4.62	4.92
2013	761	14.19	10,804	6.07	14.18

	Franklin Templeton Investments - Franklin Mutual Global Discovery VIP Fund Class 1
2017	250	18.40	4,585	1.98	8.88
2016	226	16.90	3,814	1.96	12.44
2015	161	15.03	2,429	3.22	-3.39
2014	120	15.56	1,871	1.98	5.98
2013	134	14.68	1,962	2.83	27.95

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	Total Accumulator
	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Total Return**

	Franklin Templeton Investments - Franklin Mutual Shares VIP Fund Class 1
2017	305	$17.66	$5,382	2.59%	8.64%
2016	297	16.26	4,826	2.24	16.35
2015	273	13.98	3,818	3.36	-4.69
2014	267	14.66	3,921	2.32	7.38
2013	245	13.66	3,347	2.39	28.53

	Franklin Templeton Investments - Franklin Small Cap Value VIP Fund Class 1
2017	1,962	23.20	45,516	0.71	10.92
2016	1,964	20.91	41,060	1.09	30.54
2015	2,077	16.02	33,269	0.90	-7.18
2014	1,853	17.26	31,981	0.83	0.88
2013	1,700	17.11	29,087	1.57	36.50

	Franklin Templeton Investments - Franklin Small-Mid Cap Growth VIP Fund Class 1
2017	875	22.02	19,280	0.00	21.75
2016	837	18.09	15,129	0.00	4.40
2015	742	17.33	12,842	0.00	-2.44
2014	806	17.76	14,307	0.00	7.78
2013	726	16.48	11,970	0.00	38.50

	Franklin Templeton Investments - Franklin Strategic Income VIP Fund Class 1
2017	607	16.34	9,922	3.24	4.74
2016	560	15.60	8,723	3.56	8.25
2015	450	14.41	6,479	6.86	-3.62
2014	376	14.95	5,620	4.68	2.12
2013	486	14.64	7,117	5.36	3.52

	Franklin Templeton Investments - Franklin U.S. Government Securities VIP Fund Class 1
2017	1,268	13.03	16,527	2.81	1.66
2016	1,244	12.82	15,944	2.70	0.90
2015	1,246	12.70	15,823	2.63	0.71
2014	1,314	12.61	16,575	2.89	3.64
2013	1,306	12.17	15,897	2.93	-1.99

	Franklin Templeton Investments - Templeton Global Bond VIP Fund Class 1
2017	1,542	16.65	25,673	0.00	2.15
2016	1,451	16.30	23,643	0.00	3.21
2015	1,415	15.79	22,342	7.73	-4.10
2014	1,358	16.47	22,358	4.86	2.12
2013	1,504	16.12	24,246	4.71	1.89

	Janus Aspen Series - Janus Henderson Balanced Portfolio Institutional Shares
2017	977	21.34	20,852	1.67	18.43
2016	871	18.02	15,700	2.40	4.60
2015	680	17.22	11,712	1.85	0.62
2014	663	17.12	11,350	1.82	8.51
2013	773	15.78	12,195	1.31	20.15

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	Total Accumulator
	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Total Return**

	Janus Aspen Series - Janus Henderson Enterprise Portfolio Institutional Shares
2017	861	$25.97	$22,362	0.26%	27.42%
2016	834	20.38	16,998	0.73	12.36
2015	789	18.14	14,300	0.85	4.03
2014	744	17.44	12,973	0.12	12.52
2013	1,039	15.50	16,101	0.52	32.38

	Janus Aspen Series - Janus Henderson Flexible Bond Portfolio Institutional Shares
2017	1,127	16.27	18,326	2.93	3.62
2016	1,132	15.70	17,790	2.88	2.46
2015	1,135	15.33	17,402	2.35	0.22
2014	1,084	15.29	16,580	3.51	4.94
2013	1,063	14.57	15,492	2.45	-0.14

	Janus Aspen Series - Janus Henderson Forty Portfolio Institutional Shares
2017	221	21.02	4,652	0.00	30.31
2016	259	16.13	4,180	0.81	2.20
2015	232	15.78	3,662	0.00	12.22
2014	190	14.07	2,675	0.15	8.73
2013	180	12.94	2,327	0.70	31.23

	Janus Aspen Series - Janus Henderson Global Technology Portfolio Institutional Shares
2017	518	33.09	17,151	0.00	45.09
2016	527	22.81	12,016	0.20	14.21
2015	492	19.97	9,813	0.00	4.85
2014	469	19.05	8,924	0.00	9.64
2013	671	17.37	11,654	0.00	35.76

	Janus Aspen Series - Janus Henderson Mid Cap Value Portfolio Institutional Shares
2017	450	21.38	9,626	0.80	13.94
2016	412	18.77	7,726	1.05	19.03
2015	351	15.77	5,536	1.27	-3.47
2014	267	16.33	4,362	1.08	8.77
2013	366	15.01	5,497	1.32	26.09

	Janus Aspen Series - Janus Henderson Overseas Portfolio Institutional Shares
2017	3,070	9.18	28,197	1.80	31.12
2016	2,711	7.01	18,990	4.59	-6.45
2015	2,150	7.49	16,098	0.63	-8.59
2014	1,972	8.19	16,152	2.77	-11.87
2013	2,727	9.30	25,353	3.09	14.56

	Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF Emerging Markets Equity Portfolio Class I
2017	1,948	11.12	21,670	0.77	35.06
2016	1,819	8.23	14,980	0.51	6.74
2015	1,617	7.71	12,467	0.83	-10.69
2014	1,309	8.64	11,305	0.41	-4.49
2013	1,221	9.04	11,042	1.17	-1.02

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	Total Accumulator
	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Total Return**

	Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF Growth Portfolio Class I
2017	198	$29.48	$5,839	0.00%	43.15%
2016	179	20.59	3,691	0.00	-1.64
2015	86	20.94	1,801	0.00	12.24
2014	118	18.65	2,198	0.00	6.36
2013	102	17.54	1,791	0.44	48.07

	Oppenheimer Variable Account Funds - Oppenheimer Conservative Balance Fund
2017	1,371	12.89	17,661	1.80	9.25
2016	1,003	11.79	11,825	2.37	5.26
2015	959	11.20	10,752	1.98	0.83
2014	809	11.11	8,995	1.93	8.20
2013	728	10.27	7,481	2.39	13.17

	Oppenheimer Variable Account Funds - Oppenheimer Equity Income (Sub-account ceased operations on April 28, 2017)
2017	N/A	19.12	N/A	2.24	3.06
2016	450	18.55	8,344	5.69	15.31
2015	415	16.09	6,660	3.06	-9.58
2014	402	17.79	7,146	1.35	11.08
2013	618	16.02	9,907	1.41	28.93

	Oppenheimer Variable Account Funds - Oppenheimer Global
2017	745	20.82	15,517	0.91	36.66
2016	677	15.24	10,317	1.03	0.08
2015	487	15.22	7,423	1.23	3.94
2014	414	14.65	6,066	1.13	2.29
2013	394	14.32	5,640	1.30	27.31

	Oppenheimer Variable Account Funds - Oppenheimer Global Strategic Income
2017	378	14.78	5,586	2.28	6.27
2016	356	13.91	4,947	5.21	6.53
2015	350	13.06	4,554	5.98	-2.26
2014	321	13.36	4,284	4.29	2.84
2013	310	12.99	4,024	5.23	-0.13

	Oppenheimer Variable Account Funds - Oppenheimer International Growth Fund/VA
2017	2,228	16.14	35,950	1.48	26.29
2016	2,113	12.78	27,011	1.11	-2.12
2015	1,892	13.05	24,699	0.85	3.43
2014	1,763	12.62	22,248	1.18	-7.22
2013	1,577	13.60	21,457	1.31	25.87

	Oppenheimer Variable Account Funds - Oppenheimer Main Street (Sub-account become available for investments on April 28, 2017)
2017	908	10.91	9,901	2.16	9.08

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	Total Accumulator
	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Total Return**

	Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap
2017	1,178	$25.39	$29,933	0.85%	14.16%
2016	1,036	22.24	23,050	0.49	18.05
2015	937	18.84	17,663	0.90	-5.90
2014	928	20.02	18,577	0.84	11.93
2013	1,324	17.89	23,688	0.91	41.01

	Oppenheimer Variable Account Funds - Oppenheimer Total Return Bond Fund/VA
2017	667	10.38	6,918	2.22	4.59
2016	482	9.92	4,779	3.66	3.27
2015	398	9.61	3,822	3.94	0.96
2014	328	9.52	3,118	5.04	7.27
2013	282	8.87	2,504	4.77	-0.10

	The Alger Portfolios - Alger Balanced Class I-2
2017	386	17.28	6,660	3.49	15.44
2016	214	14.97	3,204	2.31	8.51
2015	139	13.79	1,916	2.11	1.47
2014	103	13.59	1,399	2.01	9.43
2013	103	12.42	1,280	1.11	15.28

	The Alger Portfolios - Alger Capital Appreciation Class I-2
2017	1,656	26.71	44,250	0.17	31.08
2016	1,354	20.38	27,584	0.19	0.50
2015	951	20.28	19,280	0.08	6.19
2014	732	19.09	13,970	0.09	13.75
2013	962	16.78	16,141	0.37	35.19

	The Alger Portfolios - Alger Large Cap Growth Class I-2
2017	508	20.74	10,511	0.00	28.46
2016	439	16.15	7,085	0.00	-0.83
2015	554	16.28	9,012	0.00	1.72
2014	448	16.01	7,164	0.16	10.99
2013	404	14.42	5,826	0.79	35.08

	The Alger Portfolios - Alger MidCap Growth Class I-2
2017	911	17.57	16,015	0.00	29.79
2016	769	13.54	10,409	0.00	0.97
2015	858	13.40	11,502	0.00	-1.56
2014	744	13.62	10,131	0.00	8.01
2013	662	12.61	8,349	0.33	35.84

PART C
OTHER INFORMATION

Item 26. FINANCIAL STATEMENTS AND EXHIBITS
(a) Resolution of the Board of Directors of Allstate Life Insurance Company of New York authorizing establishment of the Allstate Life of New York Variable Life Separate Account A dated August 1, 1996./1
(b) Not Applicable
(c) (i) Form of Principal Underwriting Agreement. /2
(ii) Form of Selling Agreement. /2
(iii) Form of Schedule of Sales Commissions. /2
(d) Form of Contract for the Consultant Accumulator Flexible Premium Variable Universal Life Policy. /1
(e) Form of Application for the Consultant Accumulator Flexible Premium Variable Universal Life Policy /1
(f) Restated Certificate of Incorporation of Allstate Life Insurance Company of New York (Previously filed in Depositor's Form 10-K annual report dated March 30, 1999 and incorporated herein by reference).
(g) Not Applicable
(h) Fund Participation Agreements:

(1)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc, Allstate Life Insurance Company of New York, and Allstate Life Financial Services, Inc./1

(2)	Form of Participation Agreement among the Alger American Fund, Allstate Life Insurance Company of New York & Fred Alger and Company, Incorporated./1

(3)	Form of Participation Agreement among Allstate Life Insurance Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation./1

(4)	Form of Participation Agreement among Allstate Life Insurance Company of New York, Variable Insurance Products Fund II and Fidelity Distributors Corporation./1

(5)	Form of Fund Participation Agreement (Service Shares) between Janus Aspen Series and Allstate Life Insurance Company of New York./1

(6)	Form of Participation Agreement among Allstate Life Insurance Company of New York, Lazard Asset Management and Lazard Retirement Series, Inc. /1

(7)	Form of Participation Agreement between Allstate Life Insurance Company of New York, LSA Variable Series Trust and LSA Asset Management, LLC./1

(8)	Form of Participation Agreement among MFS Variable Insurance Trust, Allstate Life Insurance Company of New York, and Massachusetts Financial Services Company./1

(9)	Form of Participation Agreement between Allstate Life Insurance Company of New York and OCC Accumulation Trust./1

(10)	Form of Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Allstate Life Insurance Company of New York. /1

(11)	Form of Participation Agreement among Panorama Series Fund, OppenheimerFunds, Inc., and Allstate Life Insurance Company of New York. /1

(12)	Form of Participation Agreement among PIMCO Variable Insurance Trust, Allstate Life Insurance Company of New York and PIMCO Funds Distributor LLC. /1

(13)	Form of Participation Agreement among Putnam Variable Trust, Putnam Retail Management, Inc., and Allstate Life Insurance Company of New York./1

(14)	Form of Participation Agreement among Rydex Variable Trust, Rydex Distributors, Inc. and Allstate Life Insurance Company of New York. /1

(15)	Form of Participation Agreement between Salomon Brothers Variable Series Fund, Inc., Salomon Brothers Asset Management, Inc. and Allstate Life Insurance Company of New York. /1

(16)	Form of Fund Participation Agreement between Allstate Life Insurance Company of New York and Deutsche Asset Management, Inc./1

(17)	Form of Participation Agreement between Scudder Variable Series I, Deutsche Investment Management Americas Inc., Scudder Distributors, Inc. and Allstate Life Insurance Company of New York./1

(18)
Form of Participation Agreement among Allstate Life Insurance Company of New York, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and T. Rowe Price Investment Services, Inc. /1

(19)	Form of Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management, Inc., and Allstate Life Insurance Company of New York. /1

(20)	Form of Participation Agreement among Allstate Life Insurance Company of New York, Van Kampen Universal Institutional Funds, and Van Kampen Asset Management, Inc./1

(21)	Form of Participation Agreement between Financial Investors Variable Insurance Trust and Allstate Life Insurance Company of New York./3

(i) Not Applicable
(j) Not Applicable

(k) Opinion and Consent of Angela K. Fontana, Vice President, Secretary and General Counsel of Allstate Life Insurance Company of New York. (file herewith)
(l) Actuarial Opinion and Consent. /2
(m) Sample Calculation. /2
(n) Other Consents:

(1)	Consent of Independent Registered Public Accounting Firm (file herewith)

(o) Not Applicable
(p) Not Applicable
(q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii). /1
(r) Table of Surrender Charge Factors and Percentages. /2
(99)(a) Powers of Attorney for Maureen A. Buckley, Angela K. Fontana, Mary Jane Fortin, John R. Hurley, Mario Imbarrato, Samuel H. Pilch, John R. Raben, Jr., P. John Rugel, Brian P. Stricker, Eric K. Ferren (file herewith).
/1 Incorporated by reference from Registration Statement on Form N-6 for Allstate Life of New York
Variable Life Separate Account A, filed November 1, 2002 (File No. 333-100934)
/2 Previously filed in Pre-Effective Amendment No. 1 to this Registration Statement (File No. 333-100934) dated June 30, 2003.
/3 Previously filed in Post-Effective Amendment No. 6 to this Registration Statement (File No. 333-100934) dated April 30, 2009.

Item 27. EXECUTIVE OFFICERS AND DIRECTORS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITION AND OFFICE WITH DEPOSITOR OF THE ACCOUNT
Buckley, Maureen A.	Director
Fontana, Angela K.	Director, Vice President, General Counsel and Secretary
Fortin, Mary Jane	Director, Chairman of the Board, President and Chief Executive Officer
Hurley, John R.	Director
Imbarrato, Mario	Director, Vice President and Chief Financial Officer
Stricker, Brian P.	Director and Senior Vice President
Pilch, Samuel H.	Director and Senior Group Vice President
Raben, Jr., John R.	Director
Rugel, P. John	Director, Senior Vice President and Chief Administrative Officer
Ferren, Eric K.	Senior Vice President and Controller
Dugenske, John E.	Executive Vice President and Chief Investment and Corporate Strategy Officer
Merten, Jesse E.	Executive Vice President and Treasurer
Flewellen, James M.	Senior Vice President
Prindiville, Mark Q.	Senior Vice President
Trudan, Dan E.	Senior Vice President
Wright, Jeffrey S.	Senior Vice President and Chief Information Security Officer
Noll, P. Kelly	Senior Vice President and Chief Privacy and Ethics Officer
Andrew, Grant S.	Vice President
DeCoursey, Randal	Vice President
Miller, Merlin L.	Vice President and Illustration Actuary
Neely, Stephanie D.	Vice President and Assistant Treasurer
Lundal, Carol E.	Vice President and Assistant Treasurer
Nelson, Mary K.	Vice President
Resnick, Theresa M.	Vice President and Appointed Actuary
Gordon, Daniel G.	Assistant Secretary
Stultz, Elliot A.	Assistant Secretary
Willemsen, Lisette S.	Assistant Secretary
Ludwig, Jillian K.	Assistant Secretary
Quinn, Mary Jo	Assistant Secretary
Helsdingen, Thomas H.	Assistant Treasurer
Lopez, Alma D.	Assistant Treasurer
Quadros, Cynthia I.	Assistant Treasurer
Raphael, Patricia A.	Assistant Treasurer
Seaman, Laura A.	Assistant Treasurer
Kirchhoff, Tracy M.	Chief Compliance Officer

* The principal address of Ms. Buckley is 26 Huntleigh Drive, Loudonville, New York, 12211. The principal business address of Mr. Hurley, Esq. is 29 St. Agnes Lane, Loudonville, NY 12211. The principal business address of the other foregoing officers and directors is 3075 Sanders Road, Northbrook, Illinois 60062.
Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Allstate Corporation and Subsidiaries

The Allstate Corporation 008 (DE)
Allstate Financial Insurance Holdings Corporation 375 (DE)
American Heritage Life Insurance Company 374 (FL)
First Colonial Insurance Company 378 (FL)
E.R.J. Insurance Group, Inc. (dba American Heritage Insurance Services) 373 (FL)
American Heritage Service Company 372 (FL)
Allstate Assurance Company 432 (IL)
Intramerica Life Insurance Company 379 (NY)
Allstate Insurance Holdings, LLC 396 (DE)
Encompass Insurance Holdings, LLC 430 (DE)
Esurance Holdings, Inc. 420 (DE)
Esurance Insurance Services, Inc. 418 (DE)
Esurance Insurance Company 414 (WI)
Esurance Insurance Services Company of Canada 421 (Canada)
Esurance Property and Casualty Insurance Company 416 (WI)
Esurance Insurance Company of New Jersey 415 (WI)
Allstate Insurance Company 010 (IL)
Allstate Indemnity Company 060 (IL)
Allstate Fire and Casualty Insurance Company 027 (IL)
Allstate Property and Casualty Insurance Company 065 (IL)
Allstate North American Insurance Company 330 (IL)
Allstate Insurance Company of Canada 090 (Canada)
Allstate Life Insurance Company of Canada 091 (Canada)
Pembridge Insurance Company 093 (Canada)
Pafco Insurance Company 092 (Canada)
Ivantage Insurance Brokers Inc. 094 (Canada)
Esurance Insurance Company of Canada 096 (Canada)
Castle Key Insurance Company 070 (IL)
Castle Key Indemnity Company 085 (IL)
Encompass Floridian Insurance Company 383 (IL)
Encompass Floridian Indemnity Company 382 (IL)
Allstate Northbrook Indemnity Company 021 (IL)
Allstate Financial Corporation 349 (IL)
Allstate Financial, LLC 348 (DE)
Allstate Financial Services, LLC 302 (DE)
Tech-Cor, LLC 061 (DE)
Allstate New Jersey Insurance Company 095 (IL)
Allstate New Jersey Property and Casualty Insurance Company 386 (IL)
First Jersey Casualty Insurance Company, Inc. (NJ)
Encompass Insurance Company of New Jersey 365 (IL)
Encompass Property and Casualty Insurance Company of New Jersey 387 (IL)
Allstate Texas Lloyd's, Inc. 067 (TX) (Attorney-in-Fact for Allstate Texas Lloyd's)
Allstate Texas Lloyd's 063 (TX)
Allstate County Mutual Insurance Company 068 (TX) (Owned by its policyholders)
North Light Specialty Insurance Company 397 (IL)
Encompass Indemnity Company 270 (IL)
Encompass Insurance Company 339 (IL)
Encompass Independent Insurance Company 360 (IL)
Encompass Insurance Company of America 357 (IL)
Encompass Home and Auto Insurance Company 361 (IL)
Encompass Property and Casualty Company 359 (IL)
Encompass Insurance Company of Massachusetts 367 (MA)
Allstate Vehicle and Property Insurance Company 064 (IL)
Investment Holding Entities
AP Real Estate, LLC – 205 (DE)
AP Timber, LLC – 206 (DE)
Current Creek Investments, LLC – 413 (DE)
NBInv AP1, LLC 215 (DE)
NBInv AP2, LLC 216 (DE)
NBInv AP3, LLC 217 (DE)
AP Riverway Plaza, LLC – 205 (DE)
(Wholly-owned subsidiary of APRE Series Riverway Plaza, a separate series of AP Real Estate, LLC.)
Shelf Investment Holding Entities
NBInv AP4, LLC 222 (DE)
NBInv AP5, LLC 223 (DE)
NBInv AP6, LLC 224 (DE)
Allstate Life Insurance Company 030 (IL)
Allstate Distributors, L.L.C. 370 (DE)
Allstate Financial Advisors, LLC 317 (DE)
Allstate Assignment Company 335 (NE)
Allstate Settlement Corporation 033 (NE)
Allstate Finance Company, LLC 410 (DE)
NBInv Riverside Cars1, LLC 211 (DE)
NBInv Riverside Management, LLC 213 (DE)
Shelf Investment Holding Entity
NBInv APAF1, LLC 221 (DE)
Owned by Allstate Insurance Company – 55%
Owned by Allstate Life Insurance Company – 45%
Allstate Life Insurance Company of New York 036 (NY)
ALIC Reinsurance Company 385 (SC)
Lincoln Benefit Facility Company, LLC 422 (DE)* *Not yet capitalized.
Allstate International Assignments, Ltd. 235 (Barbados)
Investment Holding Entities
ALINV Mosaic, LLC 209 (DE)
Road Bay Investments, LLC 391 (DE)
West Plaza RE Holdings, LLC 423 (DE)
NBInv AF1, LLC 218 (DE)
NBInv AF2, LLC 219 (DE)
NBInv AF3, LLC 220 (DE)
Shelf Investment Holding Entities
NBInv AF4, LLC 225 (DE)
NBInv AF5, LLC 226 (DE)
NBInv AF6, LLC 227 (DE)
Kennett Capital, Inc. 306 (DE)
Allstate International Holdings, Inc. 144 (DE)
Allstate Solutions Private Limited 152 (India)
Allstate Non-Insurance Holdings, Inc. 145 (DE)
Answer Financial Inc. 417 (DE)
Right Answer Insurance Agency, LLC (DE)
Insurance Answer Center, LLC (DE)
Answer Marketplace, LLC (DE)
Allstate Enterprises, LLC 400 (DE)
Allstate Motor Club, Inc. 071 (DE)
Signature Motor Club, Inc. 401 (DE)
Signature Agency, Inc. 405 (DE)
Signature Motor Club of California, Inc. 407 (CA)
Signature's Nationwide Auto Club, Inc. 404 (DE)
Signature Nationwide Auto Club of California, Inc. 408 (CA)
SquareTrade Holding Company, Inc. 160 (DE)
SquareTrade, Inc. 161 (DE)
Protection Plan Group, Inc. (DE)
CE Care Plan Corp 162 (DE)
Complete Product Care Corp 163 (DE)
ST Product Care Corp 164 (DE)
SquareTrade Protection Solutions, Inc. 165 (DE)
SquareTrade Insurance Services, Inc. (DE)
SquareTradeGo, Inc. 166 (DE)
SquareTrade Limited 167 (UK)
ST International Limited (Guernsey)
Pablo Creek Services, Inc. 398 (IL)
Ivantage Select Agency, Inc. 350 (IL)
Northeast Agencies, Inc. 351 (NY)
Allstate Digital Ventures, LLC 424 (DE)* *Not yet capitalized.
Arity, LLC 156 (DE)
Allstate Global Holdings Limited 154 (NI)
Allstate Northern Ireland Limited 151 (NI)
Arity International Limited 158 (NI)
Allstate Exchange Services, LLC 425 (DE)* *Not yet capitalized.
Allstate Finance Company Agency Loans, LLC 212 (DE)
Allstate Investments, LLC 345 (DE)
Allstate Investment Management Company 079 (DE)
AIMCO MOA – 1, LLC 080 (DE)* *Not yet capitalized.
Allstate Short Term Pool, LLC 208 (DE)
(Allstate and certain of its subsidiaries have undivided interest in the underlying assets of the pool in proportion to their membership percentage. Allstate Investment Management Company is the managing member.)

Item 29: INDEMNIFICATION
The Articles of Incorporation of Allstate Life Insurance Company of New York (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled.
The By-Laws of Allstate Distributors, LLC (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.
Under the terms of the form of Underwriting Agreement, the Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policy Owner or party-in-interest under a Policy, (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided, that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. PRINCIPAL UNDERWRITERS
Allstate Distributors, LLC, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.
Allstate Life Insurance Company of New York does not pay ADLLC any commission or other compensation. As stated in the SAI, under the underwriting agreement for the Policies, Allstate Life Insurance Company of New York reimburses ADLLC for expenses incurred in distributing the Policies, including liability arising from services Allstate Life Insurance Company of New York provides on the Policies.
In addition to Allstate Life Insurance Company of New York Variable Life Separate Account A, ADLLC serves as the principal distributor of certain life insurance policies and the following separate accounts:

Allstate Life Variable Life Separate Account A
Allstate Life Insurance Co Variable Annuity Separate Account C
   Intramerica Variable Annuity Account
Allstate Assurance Company Variable Life Separate Account
Lincoln Benefit Life Variable Life Account

The following are the directors and officers of ADLLC. The principal business address of each of the officers and directors listed below is 3075 Sanders Road, Northbrook, IL 60062.

Name	Position with Distributor
GRANT S. ANDREW	MANAGER
JAMES M. FLEWELLEN	MANAGER AND CHAIRMAN OF THE BOARD
ANGELA K. FONTANA	MANAGER, VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
MARY JANE FORTIN	MANAGER
MARIO IMBARRATO	MANAGER
MARY K. NELSON	MANAGER AND PRESIDENT
P. JOHN RUGEL	MANAGER
BRIAN P. STRICKER	MANAGER
ERIC K. FERREN	SENIOR VICE PRESIDENT AND CONTROLLER
JESSE E. MERTEN	EXECUTIVE VICE PRESIDENT AND ASSISTANT TREASURER
P. KELLY NOLL	SENIOR VICE PRESIDENT AND CHIEF PRIVACY AND ETHICS OFFICER
MARIAN GOLL	VICE PRESIDENT AND TREASURER
STEPHANIE D. NEELY	VICE PRESIDENT AND ASSISTANT TREASURER
DANA GOLDSTEIN	CHIEF COMPLIANCE OFFICER
DANIEL G. GORDON	ASSISTANT SECRETARY
LISETTE S. WILLEMSEN	ASSISTANT SECRETARY

Item 31. LOCATION OF ACCOUNTS AND RECORDS
The Depositor, Allstate Life Insurance Company of New York, is located at 878 Veteran's Memorial Highway, Suite 400, Hauppauge, New York 11788 with additional mailing addresses and service center addresses in Nebraska. The Principal Underwriter, Allstate Distributors, LLC is located at 3075 Sanders Road, Northbrook, Illinois 60062.
Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. MANAGEMENT SERVICES
None.

Item 33. REPRESENTATION OF REASONABLENESS OF FEES
Allstate Life Insurance Company of New York hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life Insurance Company of New York.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Life of New York Variable Life Separate Account A, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois, on the day of April 16, 2018.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

BY: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

By: /s/ ANGELA K. FONTANA
--------------------------
Angela K. Fontana
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the day of April 16, 2018.

(Signature)	(Title)

*/ MARY JANE FORTIN	Director, Chairman of the Board, President and Chief Executive Officer
Mary Jane Fortin	(Principal Executive Officer)

*/ MAUREEN A. BUCKLEY	Director
Maureen A. Buckley

/s/ ANGELA K. FONTANA	Director, Vice President, General Counsel and Secretary
Angela K. Fontana

*/ JOHN R. HURLEY	Director
John R. Hurley

*/ MARIO IMBARRATO	Director, Vice President and Chief Financial Officer
Mario Imbarrato	(Principal Financial Officer)

*/ BRIAN P. STRICKER	Director and Senior Vice President
Brian P. Stricker

*/SAMUEL H. PILCH	Director and Senior Group Vice President
Samuel H. Pilch	(Principal Accounting Officer)

*/JOHN R. RABEN, JR.	Director
John R. Raben, Jr.

*/P. JOHN RUGEL	Director, Senior Vice President and Chief Administrative Officer
P. John Rugel
*/ERIC K. FERREN	Senior Vice President and Controller
Eric K. Ferren	(Principal Accounting Officer)

*/ By Angela K. Fontana, pursuant to Power of Attorney, filed herewith.

EXHIBIT INDEX
Exhibit No. Description

(26)(k)	Opinion and Consent of Counsel
(26)(n)(1) Consent of Independent Registered Public Accounting Firm

(99)(a)	Powers of Attorney for Maureen A. Buckley, Angela K. Fontana, Mary Jane Fortin, John R. Hurley, Mario Imbarrato, Samuel H. Pilch, John R. Raben, Jr., P. John Rugel, Brian P. Stricker, Eric K. Ferren